As filed with the Securities and Exchange Commission on April 25, 2014

File No. 333-121135

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 42	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Complete Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio  45202

(Name of Guarantor)

Please send copies of all communications to:
JONATHAN D. NIEMEYER, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Pinnacle II Variable Universal Life Policies

(Title of Securities Being Registered)

PINNACLE II VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company	Prospectus
Separate Account 1	May 1, 2014

This prospectus describes the Pinnacle II Variable Universal Life flexible premium insurance policies and the investment options available to policy owners. It contains information you should know before purchasing a policy and selecting investment options. Please read this prospectus carefully and keep it for future reference.

Columbus Life Insurance Company issues the policies.

The policies may not be available in all states.  In addition, policy provisions may vary slightly from state to state according to state law.  Please read your policy carefully when you receive it. This prospectus is not part of the insurance policy. The insurance policy will be our contract with you.

Description of benefits in this prospectus depend on the policy being in force.  It is your responsibility to pay enough premium to keep the policy in force.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the policy. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other government agency.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and earnings.

The policy is a flexible premium variable universal life insurance policy.  The amount or duration of the death benefit may be variable or fixed under specified conditions and may increase or decrease.  The cash value of the policy may increase or decrease in accordance with the experience of the separate account.  You could lose your entire investment, depending on the performance of the investment options.  If this occurs and a no-lapse guarantee is not in effect, there could be no death benefit absent additional payments made to keep the policy in force. (MA)

The purpose of this variable life insurance policy is to provide insurance protection on the life of the insured for the beneficiary named therein.

No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund. (GA)

This prospectus is for use with policy series CL 84 0503 and CL 84 0503 R.

TABLE OF CONTENTS

RISK/BENEFIT SUMMARY	6
Policy Benefits	6
Policy Risks	7
Fund Company Risks	7
Fee Tables	8

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS	12
Columbus Life Insurance Company	12
Guarantee of Insurance Obligations	12
Columbus Life Insurance Company Separate Account 1	12
Notice Regarding Producer Compensation	13
Sub-Account Investment Options	14
Voting Rights	18
Fixed Account	18

POLICY CHARGES	19
Premium Expense Charge	19
State Tax Charge	20
Cost of Insurance Charge	20
Per $1,000 Charge	21
Per Policy Charge	22
Mortality and Expense Risk Charge	22
Rider Charges	22
Surrender Charge	23
Transfer Fee	24
Withdrawal Fee	24
Administrative Fee	24

GENERAL DESCRIPTION OF THE POLICIES	25
Who Can Purchase a Policy	25
Allocation of Net Premiums and Transfers Among Investment Options	25
Market Timing	27
Dollar Cost Averaging Program	28
Automatic Rebalancing Program	28
Rider Benefits	29
Conversion	34
Policy Changes	34
Assignment of Policy	35
Contestability	35

PREMIUMS	36
Premium Payments	36
Planned Premium	36
Net Premium	37
Target Premium	37

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Term No-Lapse Guarantee Premium	37

DEATH BENEFIT	38
Death Benefit	38
Table Of Death Benefit Factors And Example Of Death Benefit Calculation	39
Suicide Exclusion	40
Aviation Exclusion	40
Effective Date of Coverage and Temporary Insurance	40
Changes to Coverage	41
Extended Coverage Period	41
Payment Options	42

POLICY VALUES AND VALUATION	43
Account Value	43
Net Cash Surrender Value	43
Valuation of the Sub-Accounts	43

SURRENDER AND PARTIAL WITHDRAWALS	45
Surrender	45
Partial Withdrawals	45
Canceling the Policy without Penalty	45
Delay in Payment	46

LOANS	47

LAPSE AND REINSTATEMENT	48

TAXES	49
Tax Status of Policy	49
Modified Endowment Contract	49
Tax Consequences of Withdrawals and Loans	50
Accelerated Death Benefits	50
Extended Coverage	51
Tax Consequences on Insured’s Death	51
Death of Owner Who is Not the Insured	51
Transfers	51
Federal Estate and Gift Tax	51
Corporate and Qualified Retirement Plan Ownership	52
Withholding	52

PRIOR POLCIES	53

LEGAL PROCEEDINGS	55

FINANCIAL STATEMENTS	55

TERMINOLOGY INDEX	56

STATEMENT OF ADDITIONAL INFORMATION	57

PERSONALIZED ILLUSTRATION	57

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CONTACT US	57

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RISK/BENEFIT SUMMARY

Policy Benefits

The policy provides life insurance coverage on the life of one insured person until the insured’s age 120, so long as you do not surrender the policy or allow it to lapse.  The death benefit is payable on the death of the insured.  You have a choice of two death benefit options. The specified amount option is less costly and allows you to focus on building a higher cash value.  The specified amount plus account value option allows you to focus on building a higher death benefit, but because it is more costly, your cash value will be less than under the specified amount option.  With either option, the death benefit will not be less than the “corridor” death benefit amount required by federal tax law. See the Death Benefit section of this prospectus.

Because this is a variable policy, you will invest the cash value of the policy in the available underlying funds.  A fixed account option, guaranteed by Columbus Life, is also available.  See the Sub-Account Investment Options and Fixed Account sections of this prospectus.  You will have access to the cash value of the policy through withdrawals and loans, subject to certain restrictions.  See the Surrender, Partial Withdrawals, and Loans sections of this prospectus.

The base policy includes a no-lapse guarantee which assures that your policy will not lapse during the first five policy years so long as you pay a minimum amount of premium that we specify.  Policy years are years measured from the date we issue the policy.  See the Term No-Lapse Guarantee Premium section of this prospectus.  In addition, if your policy is in force, and not in a grace period, on the policy anniversary when the insured is age 120, your policy will continue with a death benefit equal to the greater of the Specified Amount and the cash surrender value, less indebtedness, until you surrender it or until the death of the insured. A policy anniversary is a yearly anniversary of the date we issue the policy. See the Extended Coverage section of this prospectus.

Additional benefits may be available by rider.  See the Riders section of this prospectus.

You have a right to examine the policy when you receive it.  If you are not satisfied, in most states, you may return the policy to us or to one of our agents within 30 days without incurring any charges.  You will bear the risk of investment gain or loss during this period.  In some states, if you wish to cancel the policy without incurring any charges, you must return it within 10 days, and we will refund the premium paid to you.  See the Canceling the Policy Without Penalty section of this prospectus.

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Policy Risks

There are risks of investing in a variable universal life policy.  You bear the risk that the investment options you select will not perform well.  In other words, you bear the entire risk of loss of principal and earnings on amounts invested in the sub-accounts.  And, if your policy does not perform well you may have to make higher than planned premium payments to cover the monthly policy charges.  If you do not pay enough premium, you bear the risk that your policy will lapse.  See the Lapse and Reinstatement section of this prospectus.

Variable universal life is not suitable as a short-term savings vehicle.  Successful investment in the sub-accounts may depend on long-term investing. See the Investment Options section of this prospectus.  In addition, a surrender charge applies if the policy terminates during the first twelve policy years, or within twelve years of an increase in Specified Amount. See the Surrender Charge section of this prospectus.

There is a possibility of adverse tax consequences.  A policy could fail to qualify as life insurance if coverage extends beyond the insured’s age 120, or if excessive premiums are paid into the policy. We monitor premium payments and will generally reject any premium that would cause a policy to fail to qualify as life insurance.  Alternatively, your policy could be treated as a “modified endowment contract.” Withdrawals and loans are generally subject to income tax (to the extent of the gain in the contract) if the policy is a modified endowment contract, and a 10% federal tax penalty may apply to distributions, including loans. We will notify you if your policy has become a modified endowment contract. See the Taxes section of this prospectus.  You should consult a qualified tax advisor about the tax consequences of owning a policy.

Fund Company Risks

A comprehensive discussion of the risks of investing in each fund is included in the fund company prospectuses.  Some funds involve more risk than other funds.  Please discuss these risks with your registered representative.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you make premium payments, make withdrawals or surrender the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge*	Receipt of premium	7.50% of each premium	6.50% of each premium
State Tax Charge**	Receipt of premium	3.5% of each premium	1.40% to 3.50% of each premium
Surrender Charge***	Full surrender or lapse during first 12 policy years or within 12 years of an increase in specified amount	$40.05 per $1,000 of initial specified amount or increase amount	$40.05 per $1,000 of initial specified amount or increase amount
Withdrawal Fee	Each withdrawal after the first in a policy year	$50 per withdrawal	$50 per withdrawal
Transfer Fee	Each transfer from a sub-account after the twelfth in a policy year	$10 per transfer	$10 per transfer
Administrative Fee	Each request under the Accelerated Death Benefit Rider, and Accelerated Death Benefit Plus Rider	$150 per request	$150 per request
Net Interest Rate for Policy Loans****	Accrues on outstanding indebtedness daily	1% per annum of outstanding indebtedness	1% per annum of outstanding indebtedness
Overloan Protection Rider Charge	When benefits under the rider are elected	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date

*Rates decline over a period of years and with higher premium payments.  See the Premium Expense Charge section of this prospectus. Charge will be higher in Texas because the State Tax Charge is collected as a Premium Expense Charge.

**We charge the actual state tax charge rate for the state of your residence, as a percent of each premium.  See the State Tax Charge section of this prospectus.  Louisiana imposes a state tax charge of 3.23% and Nevada a charge of 3.5%.  In Oregon, the state tax charge is called a tax charge back.  There is no State Tax Charge in Texas.

***The maximum initial surrender charge for a particular policy varies by individual characteristics.  Surrender charges for all policies are level for the first five policy years and then decline over the next seven policy years, and disappear completely in the thirteenth policy year.  The new surrender charge that applies to an increase in specified amount decreases according to the same schedule. See the Surrender Charge section of this prospectus.

****The net interest rate is the difference between the rate we charge on policy loans and the rate we credit on the loan account. The rate currently credited may change which would affect the net interest rate, but the net interest rate will not exceed 1%.  If indebtedness is not repaid, it will be deducted from the account value upon termination of the policy; or, if indebtedness is outstanding at the time of the insured’s death, it will be deducted from the death benefit. See the Loans section of this prospectus.

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

That DO NOT Depend on Individual Characteristics of the Insured

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Current Charge (on an annual basis)
Per Policy Charge	Monthly	$108.00 flat fee	$90.00 flat fee
Mortality & Expense Risk Charge*	Monthly	0.90% of variable account value	0.70% of variable account value

* Rates can decline in year 13 and again in year 21 depending on variable account value band.  See the Mortality and Expense Risk Charge section of this prospectus.

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Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insured

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for 45-year-old male standard non- tobacco user insured**
Cost of Insurance Charge***	Monthly	$1,000.00	$0.24	$1.61
		per $1,000 of net amount at risk attributable to base policy specified amount
Per $1,000 Charge***	Monthly during first twelve policy years and for twelve years after an increase in specified amount	$13.50	$1.14	$1.65
		per $1,000 of initial base policy specified amount

Optional Rider Charges***
Additional Life Rider	Monthly	$1,000.00	$0.24	$1.11
		per $1,000 of net amount at risk attributable to additional life rider specified amount
Extended No-Lapse Guarantee Rider	Monthly	$0.12	$0.12	$0.12
		per $1,000 of base policy specified amount plus additional life rider specified amount

		per $1,000 of base policy specified amount plus additional life rider specified amount
Enhanced Cash Value Rider	Monthly during first policy year	$3.00	$0.24	$1.20
		per $1,000 of base policy specified amount
Other Insured Rider	Monthly	$287.76	$0.42	Charge for a 35-year-old female standard non-tobacco user: $0.92
		per $1,000 of other insured benefit amount
Accidental Death Rider	Monthly	$2.52	$0.96	$1.20
		per $1,000 of accidental death benefit amount
Insured Insurability Rider	Monthly	$2.40	$0.48	$2.40 (at maximum issue age of 39)
		per $1,000 of insured insurability option amount
Disability Credit Rider	Monthly	$178.80	$10.80	$60.00
		per $1,000 of credit amount
Children’s Term Rider	Monthly	$5.64	$5.64	$5.64 per family
		per $1,000 of children’s term benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is at issue.  Most cost of insurance charges increase each year as the insured ages, subject to the maximum charges shown.

***Most cost of insurance charges and per $1,000 charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay. Maximum cost of insurance charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that would apply to your policy.

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The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy.  More detail concerning each fund’s fees and expenses is included in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including fees, distribution and/or services fees, and other expenses)	0.31%	1.92%

The minimum and maximum are based on management fees and other expenses incurred, before fee waivers or expense reimbursements, for the 12-month period ended December 31, 2010.

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GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS

Columbus Life Insurance Company

The Depositor is Columbus Life Insurance Company (Columbus Life), 400 East Fourth Street, Cincinnati, OH  45202.  Columbus Life is licensed as a life insurance company in the District of Columbia and all states except New York.

Guarantee of Insurance Obligations

Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life.  Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account.  The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies.  The guarantee provides that policy owners can enforce the guarantee directly.

Columbus Life expects that the WSLIC guarantee will continue indefinitely.  However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full.  Policies issued after termination would not be covered by the guarantee.

WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio  45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

Columbus Life Insurance Company Separate Account 1

The Registrant is Columbus Life Insurance Company Separate Account 1 (Separate Account 1). Separate Account 1 holds the investments allocated to the sub-accounts by policy owners.  It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each sub-account in an underlying fund.

Each sub-account buys shares of a fund at net asset value without a sales charge. Each sub-account reinvests dividends and capital gains distributions from a fund in the shares of that fund at net asset value without a sales charge. Each sub-account redeems fund shares attributable to a policy at net asset value to the extent necessary to make payment of death proceeds or other payments under the policy.

The income, gains, and losses credited to, or charged against, Separate Account 1 reflect Separate Account 1’s own investment experience and not the investment experience of Columbus Life’s other assets.  The assets of Separate Account 1 may not be used to pay any liabilities of Columbus

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Life other than those arising from the policies.  Columbus Life is obligated to pay all amounts guaranteed under the policies.

Notice Regarding Producer Compensation

Columbus Life may enter into marketing expense agreements with selected broker-dealers that distribute its products.  Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products.  Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

A broker-dealer or financial institution that distributes our variable life contracts may receive additional compensation from us for training, marketing or other services provided.  Columbus Life may enter into focus sponsor agreements with selected broker-dealers that distribute its products.  Focus sponsor fees are intended to defray the broker-dealer’s costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives.  For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable life insurance contract.  This could be considered a conflict of interest.

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Sub-Account Investment Options

The funds listed on the next two pages are the sub-account investment options under this policy.

The fund advisors and sub-advisors do not guarantee that the funds will meet their investment objectives. More complete information about each fund, including information about its risks, performance and other investment strategies, is included in the prospectus of the fund. You may obtain copies of fund prospectuses from your registered representative, or from us by calling 1-800-677-9595.  You may also access fund prospectuses on our website at www.columbuslife.com under “Values and Performance.”  Please read each prospectus carefully before you make decisions about your investment options.

A fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The funds in which the sub-accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a fund, such as implementation of investment policies, fund expenses and the size of the fund. In addition, the investment return of your policy will be less than the investment return of funds you select because you will pay policy charges.

We have entered into agreements between Columbus Life or Touchstone Securities, Inc. and the investment advisors or distributors of each of the funds.  Under the terms of these agreements, we will provide administrative, marketing and/or distribution services to the funds.  For these services, the funds or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.35% of the average net assets invested by the sub-account investment options in the funds.  These fees may be paid from the investment advisors’ assets or the funds under distribution and/or servicing plans adopted by the funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

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Sub-Account Investment Option	Type	Advisor/Sub-Advisor
DWS Investments VIT Funds
DWS Equity 500 Index VIP - Class A	Large Cap Blend	Deutsche Investment Management Americas Inc. Sub-Advisor: Northern Trust Investments, N.A.
DWS Small Cap Index VIP - Class A	Small Cap Blend
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Equity-Income Portfolio — Service Class 2	Large Cap Value	Fidelity Management & Research Company. FMR Co., Inc. (FMR) and other affiliates of FMR serve as sub-advisers for the funds
Fidelity® VIP Contrafund® Portfolio — Service Class 2	Flexible Investment Strategy
Fidelity® VIP Growth & Income Portfolio — Service Class 2	Large Cap Blend
Fidelity® VIP Growth Portfolio — Service Class 2	Large Cap Growth
Fidelity® VIP Asset ManagerSM Portfolio — Service Class 2	Balanced
Fidelity® VIP Balanced Portfolio — Service Class 2	Balanced
Fidelity® VIP Mid Cap Portfolio — Service Class 2	Mid Cap Growth
Fidelity® VIP Money Market Portfolio – Initial Class	Money Market
Fidelity® Freedom 2010 Portfolio — Service Class 2	Total Return	Strategic Advisers, Inc
Fidelity® Freedom 2015 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2020 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2025 Portfolio — Service Class 2	Total Return
Fidelity® Freedom 2030 Portfolio — Service Class 2	Total Return
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income VIP Fund - Class 2	Large Cap Value	Franklin Advisers, Inc.
Franklin Income VIP Fund - Class 2	Balanced
Franklin U.S. Government Securities VIP Fund - Class 2	Fixed Income - Government
Franklin Large Cap Growth VIP Fund - Class 2	Large Cap Growth
Templeton Foreign VIP Fund - Class 2	International Equity	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund - Class 2	Global Equity	Templeton Global Advisors Limited
Franklin Mutual Shares VIP Fund - Class 2	Mid Cap Value	Franklin Mutual Advisers, LLC
Invesco Variable Insurance Funds
Invesco V.I. Value Opportunities Fund - Series II Shares	Large Cap Value	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund- Series II Shares	Large Cap Growth
Invesco V.I. Comstock Fund - Series II Shares	Large Cap Value
Invesco V.I. Core Equity Fund - Series II Shares	Large Cap Blend
Invesco V.I. American Value Fund — Series II Shares	Mid-Cap Value

15

Janus Aspen Series
Janus Aspen Enterprise Portfolio — Service Shares	Mid Cap Growth	Janus Capital Management LLC
Janus Aspen Forty Portfolio — Service Shares	Large Cap Growth
Janus Aspen Global Research Portfolio — Service Shares	Global Equity
Oppenheimer Variable Account Funds
Oppenheimer Discovery Mid Cap Growth Fund/VA — Service Shares	Small and Mid Cap Growth	OFI Global Asset Management, Inc. as investment advisor; OppenheimerFunds, Inc. as sub-advisor
Oppenheimer Global Strategic Income Fund/VA — Service Shares	Multi-Sector Bond
Oppenheimer International Growth Fund/VA — Service Class	International Equity	OppenheimerFunds, Inc.
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio —Administrative Class	Specialty	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO Total Return Portfolio —Administrative Class	Fixed Income -Intermediate-Term
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB	Large Cap Value	Putnam Investment Management, LLC as adviser and Putnam Investments Limited as sub-manager for all funds. VT International Equity Fund, Putnam Advisory Company, LLC as sub-adviser
Putnam VT International Equity Fund - Class IB	Foreign Large Blend
Putnam VT Small Cap Value Fund - Class IB	Small Cap Value
Rydex Variable Trust (Guggenheim Variable Insurance Funds)
Guggenheim VT Multi-Hedge Strategies Fund	Alternative Investment	Security Investors, LLC, known as Guggenheim Investments
Touchstone Variable Series Trust*
Touchstone VST Baron Small Cap Growth Fund	Small Cap Growth	BAMCO, Inc.
Touchstone VST Mid Cap Growth Fund	Mid Cap Growth	Westfield Capital Management Company, L.P.
Touchstone VST Third Avenue Value Fund	All Cap Value	Third Avenue Management LLC
Touchstone VST High Yield Fund	Fixed Income — High Yield	Fort Washington Investment Advisors, Inc.
Touchstone VST Active Bond Fund	Fixed Income - Intermediate Term
Touchstone VST Money Market Fund	Money Market	Todd Asset Management
Touchstone VST Large Cap Core Equity Fund	Large Cap Core
Touchstone VST Conservative ETF	Conservative Allocation
Touchstone VST Moderate ETF	Moderate Allocation
Touchstone VST Aggressive ETF	Large Blend
The Universal Institutional Funds, Inc. (UIF)
UIF Emerging Markets Debt Portfolio — Class II	Emerging Markets

Morgan Stanley Investment Management Inc.; Sub-Advisors for UIF Emerging Markets Equity and UIF Global Real Estate Portfolios: Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited

UIF Emerging Markets Equity Portfolio - Class II	Emerging Markets
UIF Global Real Estate Portfolio — Class II	Global Specialty

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*The advisor listed for each of the Touchstone Variable Series Trust funds is a sub-advisor to Touchstone Advisors, Inc.

Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. are affiliates of Columbus Life.  Touchstone Variable Series Trust is also an affiliate of Columbus Life.

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Voting Rights

Separate Account 1 is entitled to vote the fund shares it holds at any meeting of shareholders of the funds.  If you had an interest in a sub-account on the record date for a shareholder vote, we will ask you for voting instructions.  We will vote the number of fund shares represented by your interest in the sub-account according to your instructions.

If we do not receive voting instructions from you, we will vote the shares for which you are entitled to provide instructions in the same proportion as the voting instructions received from policy owners who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may disregard voting instructions to the extent permitted or required by law. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

Fixed Account

The fixed account is an investment option under the policy.

Amounts allocated to the fixed account will earn a fixed rate of interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3% (4% in Texas).  We may, but are not required to, credit interest in excess of this rate.

Amounts allocated to the fixed account become part of Columbus Life’s general account assets.  The general account contains all of Columbus Life’s assets other than those in Columbus Life separate accounts.  General account assets support Columbus Life’s annuity and insurance obligations and are subject to the general liabilities of Columbus Life.

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POLICY CHARGES

We assess charges to support the operation of your policy and Separate Account 1. We deduct some charges from your premium payments and others from your account value.  When we deduct charges from your account value, we deduct them pro rata from the sub-accounts and fixed account in which your account value is invested unless you have instructed us to deduct these charges from a specific sub-account or the fixed account.  The purpose of a charge is explained in the description of each charge below. We pay the state tax charge to the state of your residence. We pay federal taxes due to the Internal Revenue Service.  We pay distribution expenses to Touchstone Securities, Inc. and other broker-dealers.  We retain charges that pay for administrative expenses to offset our internal and external operating costs associated with the policies.  We retain charges that compensate us for risks we assume under the policies.

In addition, the funds pay management fees and expenses, and in some cases distribution fees, which are deducted from fund assets.  These charges to the funds are reflected in the daily net asset values of the funds and in the sub-account accumulation unit values. Fund company fees and expenses are described in more detail in the fund prospectuses.  Fund distribution fees are paid to Columbus Life and other insurance companies or their distributors.

Premium Charges

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the net premium to your investment options. The amount of the premium expense charge is determined by multiplying the applicable premium expense charge rate(s) by the premium (or proportionate part thereof). When there have been increases in Specified Amount, we allocate a premium payment among the layers of Specified Amount in proportion to the target premium for each layer.

Current Premium Expense Charge Rates

Years Layer of Specified Amount Has Been in Effect	For Premium Received in a Year Up to Target Premium	For Premium Received in a Year In Excess of Target Premium

1-12	6.50%	3.25%
13+	2.50%	1.75%

Maximum Premium Expense Charge Rates

Years Layer of Specified Amount Has Been in Effect	For Premium Received in a Year Up to Target Premium	For Premium Received in a Year In Excess of Target Premium

1-12	7.50%	4.25%
13+	3.50%	2.75%

At our option, we may charge rates different than the current rates shown above.  (The Premium Expense Charge will be higher in Texas because in lieu of a State Tax Charge, a larger Premium

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Expense Charge is collected).  However, the premium expense charge rates are guaranteed to be no more than the maximum rates shown above.

State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 0.5% to 3.50%.  (There is no State Tax Charge in Texas).  We will deduct the state tax charge from each premium payment that we receive from you before we allocate the net premium to your investment options.  The amount of the state tax charge is determined by multiplying the state tax charge rate for your state times the premium.

Monthly Policy Charges

We deduct monthly policy charges on each monthly anniversary day. A monthly anniversary day is the day we issue the policy and each monthly anniversary of that date.  Monthly policy charges are deducted from your account value.

Cost of Insurance Charge

The cost of insurance charge compensates us for the insurance risk we assume under the base policy. The amount of the cost of insurance charge is determined by multiplying the current cost of insurance charge rate times the net amount at risk for the policy on the monthly anniversary day.

The net amount at risk for the policy is the amount of the death benefit for which we are at risk.  The net amount at risk on any monthly anniversary day is equal to:

(a)         The death benefit plus indebtedness, divided by 1.0024663 (1.0032737 in Texas); minus

(b)         The account value after deduction of monthly policy charges, other than the cost of insurance charge, on that monthly anniversary day.

The maximum guaranteed cost of insurance charge rates depend on the age, sex and risk class of the insured as of the date we issue the policy.  The maximum rate is different for each policy year.  Generally, the maximum rate increases each year over the life of a policy due to the increasing age of the insured.  The maximum rates for your policy are shown in your policy.  The maximum monthly rate for any policy is $83.333333 per $1,000 of net amount at risk. We may change these maximum rates if your policy terminates and is later reinstated. We may charge current cost of insurance rates that are less than the maximum rates shown in your policy.  Our current rates may be lower for higher Specified Amounts. In addition, your overall cost of insurance charges will be lower if a portion of your death benefit is provided under the Additional Life Rider (also known as Supplemental Coverage Rider or SCR).

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Per $1,000 Charge

The per $1,000 charge partially compensates us for issuing and distributing the policy.  The amount of the per $1,000 charge is determined by multiplying the per $1,000 charge rate times the Specified Amount or increase in Specified Amount. The per $1,000 charge applies for the first twelve policy years. If you request an increase in Specified Amount, a new per $1,000 charge rate will apply to the specified increase for twelve years following the increase.  If the Specified Amount is increased due to a death benefit option change, or decreased for any reason, we will continue to calculate the per $1,000 charge as if the increase or decrease had not occurred.

The per $1,000 charge rates depend on the age, sex and risk class of the insured as of the date we issue the policy or the date of an increase in Specified Amount. The maximum monthly per $1,000 charge rate we may charge is $1.12501 per $1,000 of initial base policy Specified Amount. The per $1,000 charge rate(s) for your policy will be shown in your policy.

This charge does not apply to additional life rider specified amount.

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Per Policy Charge

The per policy charge partially compensates us for administering the policy. The maximum per policy charge is $9.00 per month. The current per policy charge is $7.50 per month.  The per policy charge is the same for all policies.  At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge partially compensates us for assuming the mortality risk and the expense risk associated with the policy. We assume a mortality risk that the insureds will not live as long as we expect and therefore the cost of charges that we collect before we pay the death benefit under the policy will be less than we expect. We take an expense risk that the costs of issuing and administering the policy will be greater than we expect. The amount of the mortality and expense risk charge is determined by multiplying the current applicable mortality and expense risk charge rate(s) from the table below (expressed as a monthly rate) times the applicable band(s) of variable account value on the monthly anniversary day. The variable account value is the value of your investment in the sub-accounts.

Policy Year	Variable Account Value Band	Current Annual Mortality and Expense Risk Charge Rate	Maximum Annual Mortality and Expense Risk Charge Rate

1 – 12	All Amounts	0.70%	0.90%

13 +	0 - $25,000	0.70%	0.90%
	$25,001 - $50,000	0.45%	0.65%
	$50,001 - $250,000	0.20%	0.40%
	$250,001 +	0.10%	0.30%

21 +	0 - $25,000	0.50%	0.90%
	$25,001 - $50,000	0.25%	0.65%
	$50,001 - $250,000	0.00%	0.40%
	$250,001 +	0.00%	0.30%

At our option, we may charge rates different than the current rates shown. However, the mortality and expense risk charge rates are guaranteed to be no more than the maximum rates shown.

Rider Charges

For any optional rider you add to your policy, there will be a cost of insurance charge.  The rider charge will be determined on each monthly anniversary day that the charge applies. The rider charge rates will be shown in your policy.  See the Rider Benefits section of this prospectus.

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Transaction Charges

Surrender Charge

The surrender charge partially compensates us for issuing and distributing the policy. During the first 12 policy years a surrender charge will be deducted from your account value if your policy is surrendered in full or terminates when a grace period ends without sufficient premium or loan repayment being paid to keep the policy in force. If you request an increase in Specified Amount, a new surrender charge will apply for twelve years following the increase. Surrender charges vary depending on age and risk class of the insured when the policy is issued or on the date of an increase.  Surrender charge amounts are determined when we issue the policy or increase the Specified Amount and do not change even if there are other policy changes, such as decreases.

The maximum surrender charges for any policy (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $44.50 per $1,000 of Specified Amount.

Policy Year (or year from date of increase)	1	2	3	4	5	6
Maximum Surrender Charge Rate	90%	90%	90%	90%	90%	89%

Policy Year (or year from date of increase)	7	8	9	10	11	12
Maximum Surrender Charge Rate	77%	65%	53%	41%	28.75%	13.75%

For older issue ages, the initial surrender charge would be less than 90% of target premium. The surrender charge remains at the initial level during the first five policy years. During policy years six through ten, the surrender charge reduces uniformly each month, reaching 1/3 of its initial value by the end of the tenth policy year.  During policy years 11 and 12, it decreases at an accelerated rate and disappears by the end of year 12. A surrender charge applicable to an increase will decrease according to the same schedule. Your policy will show the surrender charge amounts, in dollars that we would charge if you surrendered your policy in any month during the first 12 policy years or 12 years from an increase in Specified Amount.

This charge does not apply to additional life rider specified amount.

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Transfer Fee

We charge $10 per transfer for each transfer from a sub-account after the twelfth in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Withdrawal Fee

We charge $50 per withdrawal for each withdrawal after the first in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Administrative Fee

We may charge an administrative fee of up to $150 to process a request under certain riders that are automatically added to your policy.  See the Rider Benefits section of this prospectus.

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GENERAL DESCRIPTION OF THE POLICIES

The policy is a flexible premium variable universal life insurance policy. It is nonparticipating, which means it does not pay dividends.  The policy is a contract between you (the owner or joint owners) and Columbus Life.  The owner has all rights under the policy subject to any assignment and to the rights of an irrevocable beneficiary to consent to a change of beneficiary.  If there are joint owners, all joint owners must consent in writing to the exercise of any rights under the policy.

The policy provides life insurance coverage on the life of one insured person (the insured).  The death benefit is payable on the insured’s death to the person or persons you designate (the beneficiary(ies)).

Who Can Purchase a Policy

You can apply for a policy by contacting your insurance agent/financial representative. We will not issue a policy unless the insured meets our underwriting standards. We will also not issue a policy that insures a person who will be age 80 over or on the date we approve the application.

When we review an application for a policy, we examine certain information bearing on the insurance risk we would undertake in order to provide the requested coverage on the proposed insured’s life.  Factors bearing on insurance risk include the proposed insured’s occupation; avocations; medical history including family medical histories; current health status including height, weight, blood pressure and chronic illness; and other factors such as tobacco usage and driving record.  After we evaluate this information, we place the insured in a risk class.  The risk classes we currently use are preferred non-tobacco user; preferred tobacco user; standard non-tobacco user; standard tobacco user; and various “substandard” classes involving higher risk.  Policy charges that pay for the costs of insurance coverage vary by policy depending on the age, sex and risk class of the insured.

Allocation of Net Premiums and Transfers Among Investment Options

You allocate your net premiums by specifying on your application the percentage of your net premiums you would like to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the net premium based on the most recent allocation instructions we have received from you.

After the initial premium has been allocated, or after your free look period, if later, you can transfer your account value among the sub-accounts or from the sub-accounts to the fixed account up to 12 times per policy year without charge. Each transfer must be at least $250 or the total value of the sub-account, if less than $250. We will charge you $10 for each additional transfer either among the sub-accounts or from the sub-accounts to the fixed account.  You are also

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permitted to make 1 transfer from the fixed account per policy year.  There is no charge for this transfer. The minimum transfer from the fixed account is $250. In the first 4 policy years, you cannot transfer more than 25% of your interest in the fixed account in a policy year.

The above transfer rules do not apply to dollar cost averaging transfers, automatic rebalancing transfers, or automatic transfers from the sub-accounts to satisfy the Extended No-Lapse Guarantee Rider premium test.  All transfers requested on the same day will be considered a single transfer for purposes of these rules and transfer fees.

The rules below determine the valuation date on which we process a transaction. (Transactions are always processed at the accumulation unit value determined on the night of the valuation date on which we process the transaction, i.e., the “next-determined value.”  See the Valuation of the Sub-Accounts section of this prospectus for information about valuation.)

•                  If we receive your premium payment or transfer instructions at our Processing Office in good order on a valuation date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction as of that valuation date.

•                  If not, we will process the transaction as of the next valuation date.

•                  Your initial premium payment will be allocated to a money market sub-account on the date we issue the policy (or the date we have received the initial premium and any required amendments to the application). It will be allocated to the investment options you select 15 days after the date it was allocated to a money market sub-account.

Good Order is considered complete information we require to process your application or any request.

In addition, we reserve the right to deposit premium in a money market sub-account for the duration of the free look period if such period exceeds 15 days.

The minimum allocation or transfer to a single investment option is 1% of the amount allocated or transferred.  All allocations or transfers to a single investment option must be in whole percentages.

If we accept premium payments for you from an employer or an employer plan, we will apply the premium to your policy according to our allocation rules as of the date we receive it in our office from your employer or employer plan.

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Market Timing

Frequent transfers among sub-accounts (“market timing”) can disrupt an underlying fund’s ability to process transactions. This may disadvantage other policy owners because the underlying funds may incur increased transaction costs that are passed on to other policy owners.  Accordingly, Columbus Life has a policy in place with respect to market timing transfers among sub-accounts (“market timing”).  Columbus Life will refuse to honor a transfer request that would result in a transfer into or out of any international or high yield sub-account of the Separate Account within five (5) business days of an opposite requested transfer or automatic rebalancing transfer into or out of the same sub-account.  There are no exceptions to this policy.  Currently, the Separate Account offers the following international and high yield sub-accounts:

• Templeton Foreign VIP Fund	• UIF Emerging Markets Equity Portfolio
• Janus Aspen Global Research Portfolio	• UIF Emerging Markets Debt Portfolio
• Oppenheimer International Growth Fund/VA	• UIF Global Real Estate Portfolio
• Touchstone VST High Yield Fund

Columbus Life believes this is an appropriate market timing policy for the Separate Account in light of contractual restrictions on free transfers (see the Transfers section of this prospectus) and historical transfer activity within the Separate Account.  However, Columbus Life’s policy may not be effective in deterring all market timers. Specifically, Columbus Life has not adopted a market timing policy for funds that are not international or high yield funds.  As a result, market timing could occur in these funds and other policy owners could suffer the effects of market timing.  Columbus Life reserves the right to modify its market timing policy on a prospective basis in the event transfer activity within the Separate Account reveals abusive practices that are not prohibited under the current policy.

In addition to the above policy, a policy owner may be considered to be engaged in market timing if an underlying fund detects activity that it deems to be market timing under its own policies and procedures that can be traced back to an individual policy owner. If the underlying fund were to refuse a net trade made by the Separate Account due to an order placed by the individual policy owner, the Separate Account could be required to remove the market timing trade from the net trade and reject the market timing trade.  The market timing trade will be canceled and the policy owner will be required to place another order on a subsequent business day (as permitted under Columbus Life’s market timing policy) in order to complete the trade.

If a policy owner is found to be engaged in market timing, the Separate Account may, in addition to rejecting a particular transfer, revoke a policy owner’s ability to make transfer requests by telephone, fax, or any other electronic means.

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Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals by transferring amounts at regular intervals from a sub-account we designate, or from the fixed account, to the sub-accounts you select. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high because you will be investing during both up and down markets. You should also consider your financial ability to maintain a consistent level of investment over time.

You may instruct us to make regular transfers of:

•                  A specific dollar amount

•                  A specific percentage of the source account (or a pro rata portion until source of funds is depleted)

•                  Earnings in the source account

You select the number (or duration), frequency and timing of your transfers, subject to the following rules:

•                  Dollar cost averaging transfers must continue for at least 12 months;

•                  Each transfer must be at least $100; and

•                  The allocation to each sub-account must be at least 1% of the transfer amount.

We currently do not charge a fee for this service. However, we may charge a fee in the future for dollar cost averaging transfers.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your account to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, we will complete the transfers you previously requested.

Automatic Rebalancing Program

Automatic rebalancing of assets among sub-accounts and the fixed account maintains your desired asset allocation by resetting the account balances to your desired allocations on a quarterly, semi-annual or annual basis.  This discipline has the effect of transferring money from accounts that have earned more to those that have not performed as well, thus “buying lower, selling higher,” and ensures that your overall allocation remains consistent with your personal investment strategy.  Automatic rebalancing may not be available if dollar cost averaging is in place.

We currently do not charge a fee for this service. However, we may charge a fee in the future for automatic rebalancing transfers.

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Rider Benefits

Certain riders are automatically issued with your policy, subject to certain issue age limits and underwriting requirements.  Riders may not be available in all states and rider benefits may vary by state.  There is no additional cost of insurance charge for these riders.  These riders are:

•                  An Accelerated Death Benefit Rider.  These riders give you access to a portion of the Death Benefit of your policy in the form of an advance if the Insured meets the requirements in the riders approved in your state.  We may charge an Administrative Fee up to $150 per advance.  Riders may not be available in all states and rider benefits may vary by state.  Subject to the terms of the riders, you may be eligible to obtain an advance of the Death Benefit upon the occurrence of one or more of the following qualifying events as experienced by the Insured:

•                  The Insured is diagnosed with a Terminal Illness.

•                  The Insured is diagnosed with a Chronic Illness, defined as being unable to perform 2 of 6 Activities of Daily Living without assistance for at least 90 days due to a loss of functional capacity.  An advance will not be paid until 24 months after the Policy Date for the qualifying event of Chronic Illness, unless an Accidental Bodily Injury that occurs after the Policy Date causes the Chronic Illness.

•                  The Insured is diagnosed with a Specified Medical Condition.

Advances of the Death Benefit will be secured by a lien on the Death Benefit payable under the policy.  Interest will be charged on the amount of any advance.  The lien will be increased each month to pay the monthly policy charges.  Unpaid premiums may increase the amount of the lien.  A lien may be increased, if necessary, to keep the policy in effect, subject to the Maximum Lien Amount.  Any lien and lien interest will be deducted from the Death Benefit payable on the policy.

•              The Change of Insured Rider for business-owned policies.  This rider permits the business owner to apply to replace the insured under the policy with a new insured. A change of insured is subject to underwriting requirements.  A change of insured will be treated as a surrender in full of the policy for tax purposes, which may result in taxable income.

There are a number of optional insurance benefits that may be available to you by rider for an additional cost.  The availability of these riders may be limited by issue age and underwriting requirements.  These riders are:

•              The Additional Life Rider (also known as Supplemental Coverage Rider or SCR). This rider provides additional permanent insurance coverage (the “additional life rider specified amount”) on the life of the insured, at a lower cost than the coverage provided under the base policy.  The additional life rider specified amount will be added to the Specified Amount of

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the base policy in determining the death benefit for any reason other than for the acceleration of the death benefit. The coverage under this rider will be included in the net amount at risk for the policy and will be charged a monthly cost of insurance charge.  The current monthly cost of insurance charge rates for the portion of the net amount at risk that is attributable to this rider will usually be lower than the current monthly cost of insurance charge rates we charge for the base policy coverage. (We guarantee the rates will never exceed the guaranteed maximum monthly cost of insurance charge rates shown in your policy.)

•              The Extended No-Lapse Guarantee Rider. This rider provides a no-lapse guarantee that begins when the term no-lapse guarantee provision under the policy ends.  You select a guarantee period that ends either 1) on the day before the policy anniversary on which the insured is age 120, or 2) on the earlier of the 30th policy anniversary, or the day before the policy anniversary on which the insured is age 75. This no-lapse guarantee will have a different minimum monthly premium than the term no-lapse guarantee under the policy.  When we begin testing under this rider, the minimum premium test will apply from the date we issued the policy, and only amounts allocated to the fixed account plus certain policy charges (“Qualifying NLG Amounts”) count toward the premium test.  In applying the premium test, we compare the sum of the minimum monthly premiums that should have been paid, accrued at 5.5% interest from the date each payment was due, to the sum of Qualifying NLG Amounts paid, less any withdrawals from the fixed account (including withdrawal fees) and less any amounts transferred out of the fixed account, accrued at 5.5% interest.  Qualifying NLG Amounts are:

(1)         net premium allocated to the fixed account;

(2)         amounts transferred from the sub-accounts to the fixed account;

(3)         the sum of all premium expense charges and all state tax charges deducted from premiums paid; and

(4)         the sum of all monthly policy charges deducted from the variable account value.

You may make an election in the application for the policy to automatically transfer sufficient value from the variable account to the fixed account on each monthly anniversary day to assure the no-lapse guarantee premium test is satisfied on each monthly anniversary day. You may also make an election to start these automatic transfers any time after the policy date.  If you elect to start automatic transfers after the policy date and you need to “catch up” your Qualifying NLG Amounts, the amount of the first transfer following the election could be significantly greater than the monthly extended no-lapse guarantee premium for your policy.

You may have to pay more premium to meet the rider no-lapse guarantee minimum premium test than to meet the term no-lapse guarantee minimum premium test under the policy. The monthly cost for this rider will be $0.01 per $1,000 of Specified Amount (plus any additional life rider specified amount), due on each monthly anniversary day beginning when the term

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no-lapse guarantee under the policy ends and continuing to the expiration of the rider no-lapse guarantee period.

•            The Overloan Protection Rider. This rider will prevent your policy from lapsing due to excessive policy loans.  To receive the rider benefit, you must elect to receive it by sending us written notice and satisfy the following conditions:  (1) the insured is age 75 or older; (2) the policy is in its eleventh policy year or later; (3) the outstanding indebtedness is greater than 92.5% but less than 96% of the account value; and (4) the outstanding indebtedness must be greater than the Specified Amount.  Condition three (3) may be satisfied by repaying a portion of a loan.  Condition four (4) may be satisfied by reducing the Specified Amount.

When the rider benefit is elected, your policy will be changed as follows:  (1) your death benefit will be Death Benefit Option 1; (2) you may not change the Specified Amount or the Death Benefit Option; (3) you may not make additional premium payments, though you may make loan repayments; (4) you may not make partial withdrawals or request additional loans; (5) no monthly policy charges will be deducted; (6) any attached riders with a separate charge, other than an Additional Life Rider, will terminate; (7) indebtedness will remain outstanding, but the policy loan interest rate will be set equal to the current loan crediting rate; and (8) for policies with more than one account option, all amounts not allocated to the Loan Account, if any, must be allocated to the Fixed Account.  Your new Specified Amount under the policy will equal 105% of:  (1) the Account Value on the date the benefit is elected; less (2) the rider charge.

There is a one-time charge for the rider equal to the Overloan Protection Rider Charge multiplied by the account value on the date you make an election to receive the rider benefit.  This charge will be deducted from your account value, but there will be no charge if the rider benefit is never elected.  We may charge less than the maximum rate shown on the Policy Schedule, and the charge may vary by the age of the insured on the date of election.

•            The Enhanced Cash Value Rider.  This rider provides enhanced cash values in the first four policy years by reducing the base policy surrender charges in those years.  The lower surrender charges apply only to the initial Specified Amount.  Regular base policy surrender charges would apply to any increase. The benefit of this rider is an accounting benefit for business-owned policies that are permitted to deduct premium only to the extent of the policy’s cash value.  The charge for this rider is due on each monthly anniversary day during the first policy year.  The maximum monthly cost for the rider is $0.25 per $1,000 of base policy Specified Amount.  If the rider is in place, the maximum surrender charges for the initial Specified Amount for the first four policy years (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $44.50 per $1,000 of Specified Amount.

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Policy Year	1	2	3	4
Maximum Surrender Charge Rate	0%	22.5%	45%	77.5%

•            The Other Insured Rider. This rider allows you to purchase term insurance on the life of an other insured for a cost of insurance charge that depends on the age, sex and risk class of the other insured on the date the coverage is purchased.  Multiple other insureds may be covered under the rider. Other insured coverage terminates on the day before the policy anniversary on which the other insured is age 95.  The rider includes a conversion privilege that is exercisable up to the earliest of: 1) the day before the policy anniversary on which the other insured is age 85; 2) 60 days after the death of the insured under the policy; or 3) 60 days after the policy anniversary on which the insured is age 120.  This rider has a target premium associated with it. The maximum monthly cost of insurance charge rate is $23.98 per $1,000 of the other insured benefit amount for a standard male tobacco user. The rate would be higher for a substandard rating.

•            The Accidental Death Benefit Rider.  This rider provides additional death benefit coverage if death of the insured is by accidental means. The accidental death benefit coverage is doubled if death occurs while the insured is a passenger on a public conveyance or on a school bus. In most states, the accidental death benefit is doubled if the accidental death of the insured is directly caused by an intoxicated driver’s operation of a vehicle in which the insured is not a passenger. In most states, no accidental death benefit is payable if the insured’s death results from his or her own actions (including operation of a vehicle) while intoxicated.  Coverage expires on the policy anniversary on which the insured is age 70. The maximum monthly cost of insurance charge rate is $0.21 per $1,000 of accidental death benefit amount.

•            The Children’s Term Rider.  This rider provides term life insurance coverage for eligible children age 15 days to 17 years old.  Coverage expires when a child reaches age 23.  The rider terminates on the day before the policy anniversary on which the insured is (or would have been) age 65.  If the insured dies before the rider terminates, the children’s coverage will be paid-up to the expiration date for each insured child.  Coverage may be converted to permanent life insurance any time prior to a child’s 23rd birthday. The maximum monthly cost of insurance charge rate is $0.47 per $1,000 of children’s term benefit amount per family, regardless of the ages or number of children.

•            The Disability Credit Rider.  This rider allows an insured to specify a premium amount to be credited to the policy by us in the event of the insured’s disability.  The credit amount must be within the term no-lapse guarantee minimum annual premium and the maximum annual premium allowed under the federal tax definition of “life insurance.”  Disability must occur prior to age 60.  1/12 of the annual credit amount will be credited to the policy after the insured has been disabled for six months, and for as long as the insured remains alive and disabled, up to the policy anniversary on which the insured is age 120.  Credit amounts are subject to premium charges.  If there are policy changes that change the term no-lapse guarantee minimum annual premium or the maximum annual premium allowed under the

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federal tax definition of “life insurance”, we will adjust the credit amount so that it remains within the minimum and maximum allowable credit amount. The maximum monthly cost of insurance charge rate is $14.90 per $1,000 of the annual credit amount.

•            The Insured Insurability Rider. This rider provides a guaranteed right to increase the Specified Amount of insurance regardless of health. Option ages are 25, 28, 31, 34, 37, and 40.  Alternate option dates are available for 90 days after marriage, birth or a child or legal adoption of a child.  If an alternate option date is elected, the next regular option date is forfeited.  The maximum monthly cost of insurance charge rate is $0.20 per $1,000 of insured insurability option amount.

Riders may not be available in all states and may be subject to age or other issue limitations.  Please consult with your insurance agent/registered representative.

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Conversion

In most states, you may convert the policy to a fixed policy within the first two policy years, or within 60 days of the later of notification of a change in the investment policy of Separate Account 1 or the effective date of such change.  In most states, we will transfer all of your variable account value into the fixed account at no charge, and the sub-accounts will no longer be available as investment options.  Policy charges will continue to apply.  In some states we will convert your policy to a different fixed benefit whole or universal life product offered by us or one of our affiliates.

Policy Changes

We may make changes to the policy, without prior approvals, in certain circumstances in order to comply with changes in the law.  In some states, you have the right to accept or reject certain types of changes. We will notify you of any changes we make to the policy.  This notice may be provided in the form of an amended prospectus.

We may adjust policy values and/or proceeds, without prior approval, if we discover there has been a misstatement in age or sex that resulted in us charging incorrect policy charges.

Separate Account 1 is currently operated as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.  We will obtain the approval of the SEC if required.

If applicable rules and regulations change and permit us to vote the shares of a fund directly, we may cease asking policy owners for voting instructions. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change, or if our interpretation thereof changes.

We may add, delete or combine sub-accounts. We may also substitute a new fund or similar investment option for the fund in which a sub-account invests. A deletion or substitution of a fund may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a fund’s investment strategies or restrictions, a change in the availability of the fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from policy owners.

We may impose additional tax charges against the sub-account accumulation unit values if additional federal, state or local taxes are imposed on Separate Account 1 or on the policy due to a change in tax laws or regulations.

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Assignment of Policy

You may assign your policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of an assignment.

Contestability

We may contest the validity of coverage under a policy, based on information provided in an application, within two years of the date the coverage became effective. In some states, we may be able to contest, at any time, the validity of a policy for fraud.  We can deny a claim made under a policy if the terms and conditions of the policy are not satisfied.

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PREMIUMS

Premium Payments

Your initial premium payment must equal at least the minimum monthly premium for the term no-lapse guarantee.  See the Term No-Lapse Guarantee Premium section of this prospectus. Thereafter, you can vary the amount and frequency of your premium payments. However, if you do not pay enough premium to cover the monthly policy charges or, during a no-lapse guarantee period, to meet the no-lapse guarantee premium test, your policy will lapse after the applicable grace period ends.  See the Lapse and Reinstatement section of this prospectus.

The minimum amount of any premium payment we will accept is $50 unless you make premium payments through an automatic payment plan.  If you make payments through an automatic payment plan, we will accept amounts less than $50. There is no maximum premium payment except that we reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the policy would not qualify as life insurance under federal tax laws.

You may give the initial premium payment to your insurance agent/financial representative. You should send subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 5738, Cincinnati, Ohio 45201-2850.  As an alternative to mailing payments, we currently offer the following automatic payment plans:

•                  Pre-authorized checking or savings account deductions (monthly, quarterly, semi-annually, annually)

•                  In some circumstances, employer or employer plan payments (weekly, bi-weekly, monthly)

If you set up an automatic payment plan, you may terminate it at any time.  If you set up a pre-authorized checking or savings account payment plan, we require four days’ notice to change the amount or the timing of the deduction.  If payments are made by an employer or employee plan, any changes to the payment plan must be made through the employer.

Planned Premium

Planned premium is what you tell us you plan to pay.  You may change the amount of your planned premium at any time.  If you have not set up an automatic payment plan, we will send you statements indicating when a planned premium payment is due. Your insurance agent/financial representative will provide you with an illustration showing the hypothetical effect of making planned premium payments at various hypothetical levels of sub-account performance.  Generally, you would continue to make planned premium payments until the policy anniversary the insured is 120 years of age or until the insured dies, if earlier. It is more likely that your policy will stay in force if you continue to make the planned premium payments, but paying planned premiums does

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not guarantee that your policy will not lapse. The amount you may need to pay to keep the policy in force may be higher than the planned premium.

Net Premium

Net premium is the amount of the premium you pay less the premium expense charge and state tax charge.  The net premium is the amount that will be allocated to the investment options.

Target Premium

Target premium is a level of premium we use to determine certain charges (or maximum charges) under a policy.  Target premium is independent of the amount of premium you pay or plan to pay under a policy.  The target premium depends on the age, sex and risk class of the insured on the date the policy is issued.  Certain riders may also have a target premium associated with them, which will be included in the total target premium for the policy. If you add or remove rider coverage, target premium will increase or decrease if the rider has a target premium associated with it.  If you increase or decrease the Specified Amount of the policy, the target premium will increase or decrease in proportion to the increase or decrease in coverage.  The target premium will be shown in your policy.

Term No-Lapse Guarantee Premium

If you pay the minimum monthly premium for the term no-lapse guarantee on time, we guarantee your policy will not lapse until the fifth policy anniversary. If you do not pay the minimum premiums on time, the amount needed to prevent the policy from lapsing will be the minimum monthly premium that should have been paid with interest accrued at 5.5%.  We will deduct withdrawals and indebtedness from your premium payments to determine if you have met the minimum premium test or not.

Payment of the minimum monthly premium does not guarantee that your policy will have a positive net cash surrender value after the guarantee period ends.  You may need to make significant additional premium payments in order to keep your policy in force after the term no-lapse guarantee ends.

The amount of the term no-lapse guarantee premium depends on the insured’s age, sex and risk class, and the amount of insurance coverage. We determine this minimum premium when we issue the policy, and redetermine it when you add or remove optional rider coverage, or when the Specified Amount increases or decreases.  If we increase or decrease the minimum premium, the new minimum premium applies from the redetermination date forward. The minimum premium will be shown in your policy.

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DEATH BENEFIT

Death Benefit

The minimum death benefit under any policy is the greater of:

1)             the Specified Amount of the policy; or

2)             the account value multiplied by the applicable death benefit factor.

The death benefit payable under your policy depends on the death benefit option you select.  Option 1 is the same as the minimum death benefit described above.  Option 2 is the greater of:

1)             the Secified Amount of the policy plus the account value; or

2)             the account value multiplied by the applicable death benefit factor.

The account value multiplied by the applicable death benefit factor is the “corridor,” or minimum, death benefit required by federal tax law.  See the Table Of Death Benefit Factors And Example Of Death Benefit Calculation section of this prospectus.

The amount of the death benefit is determined as of the date of the insured’s death. Any indebtedness outstanding as of the insured’s date of death will be deducted from the death benefit amounts described above. The death benefit will be paid when we have received proof of the death of the insured, and proof of the interest of the claimant, satisfactory to us.

The Specified Amount is a fixed amount of death benefit you select, subject to a minimum specified amount of $100,000.

The option 1 or option 2 death benefit is in effect only until the policy anniversary the insured is age 120.  After that date, the policy is continued under the extended coverage benefit.  See the Extended Coverage Period section of this prospectus.

The investment performance of the sub-accounts as well as the level of policy charges deducted from your policy will affect the value of the corridor death benefit and the value of the option 2 death benefit. Higher investment performance will mean a higher account value and therefore a higher corridor death benefit and a higher option 2 death benefit.  Higher levels of policy charges will reduce your account value. A lower account value will reduce these death benefit values.

The amount of the death benefit will be higher if you choose option 2 than if you choose option 1. However, your monthly cost of insurance charges will be higher if you choose option 2 because our net amount at risk will be higher. This means your account value will be less than if you had chosen option 1.

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Table Of Death Benefit Factors And Example Of Death Benefit Calculation

Federal tax law requires that the death benefit under a life insurance policy be no less than a “corridor” amount. The corridor amount is the account value multiplied by the applicable factor from the table below. Death benefit factors depend on the insured’s age as of the date of death.

Insured’s Age Last Policy Anniversary	Death Benefit Factor	Insured’s Age Last Policy Anniversary	Death Benefit Factor

1 through 40	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 through 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 or higher	1.00
60	1.30

Following is an example of how we calculate the death benefit.

Option 1	Option 2

Facts:

• The insured’s age is less than 40 years old as of the date of death (applicable death benefit factor = 2.50).
• Policy’s Specified Amount is $250,000.
• There have been no loans taken against the policy.
• The account value is $125,000.

Under option 1, the death benefit would be the greater of $250,000 and $312,500 ($125,000 multiplied by 2.50). Therefore, the death benefit would be $312,500.	Under option 2, the death benefit would be the greater of $375,000 ($250,000 plus $125,000) and $312,500 ($125,000 multiplied by 2.50). Therefore, the death benefit would be $375,000.

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Suicide Exclusion

If death of the insured occurs within two years of the date we issue the policy (or date of reinstatement in most states) as a result of suicide, we will pay only a limited benefit equal to the premium payments paid less any indebtedness and any withdrawals (including withdrawal fees), and less the monthly costs of insurance on persons other than the insured ever covered by rider.  We will pay you the net cash surrender value if it is greater.

Aviation Exclusion

If your policy is modified by an aviation exclusion rider, the death benefit and any death benefit payable by rider, may be reduced if death results from an aviation accident.  An aviation exclusion rider may be required for certain underwriting classes.

Effective Date of Coverage and Temporary Insurance

If we approve your application, the insurance coverage provided by your policy will be effective when you have received the policy, signed any applicable amendments to the application, and paid the required minimum initial premium while the insured is alive and in the same health as indicated in the application. If we do not approve your application, we will notify you and return any premium you have paid.

You may be eligible for temporary insurance coverage between the date of your application and the effective date of your policy if you pay the required minimum initial premium with the application and meet certain underwriting standards.  The amount of temporary insurance coverage is subject to a maximum of $500,000. Such coverage will remain in effect for a maximum of 90 days and is subject to other restrictions.  The temporary insurance agreement is included in the application form.

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Changes to Coverage

You may apply for an increase in Specified Amount at any time.  The minimum increase is $25,000.  We will require evidence of insurability before we will approve an increase.

You can request a decrease in the Specified Amount of your policy at any time after the first policy anniversary. You cannot decrease the Specified Amount below $100,000.  The minimum amount of any decrease is $25,000. Your monthly cost of insurance charges will be lower immediately following a decrease because our net amount at risk will be lower.

If you have additional life rider coverage, any requested increase or decrease will be allocated proportionately between the base policy Specified Amount and additional life rider specified amount. For decreases, you may eliminate additional life rider specified amount only after the base policy Specified Amount has been reduced to $100,000.

After the first policy year, you may change the death benefit option. We must approve any change in your death benefit option.  Changes in your death benefit option will be effective on the first monthly anniversary day after we approve your request.  If you change from option 1 to option 2, we will reduce the Specified Amount by the amount, if any, needed to keep the death benefit the same both before and after the change. We will not allow this change if it causes the new Specified Amount to fall below $100,000.  Your monthly cost of insurance charges will tend to be higher over the life of the policy if you change to option 2 because our net amount at risk will be higher.

If you change from option 2 to option 1, we will increase the Specified Amount by the amount, if any, needed to keep the death benefit the same both before and after the change. Your monthly cost of insurance charges will tend to be lower over the life of the policy if you change to option 1 because our net amount at risk will be lower.

Extended Coverage Period

If the policy is in force, and not in a grace period, on the policy anniversary on which the insured is age 120, the policy will continue under the extended coverage provision. We will permanently transfer all of your variable account value into the fixed account.  We will set the interest rate on any outstanding loans equal to the interest rate we pay on loan collateral.  We will not accept further premium or allow further loans, and we will not deduct further policy charges.  The death benefit will be revised to equal the greater of the Specified Amount and the cash surrender value, less any indebtedness, or, if your policy includes an extended maturity benefit rider, the death benefit will be revised to equal the amount indicated in the rider.  You may make withdrawals or surrender the policy in full at any time during the extended coverage period.  Partial withdrawals may reduce the death benefit.

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Payment Options

We will pay the death benefit in a lump sum or under an income plan you or the beneficiary selects. If neither you nor the beneficiary selects an income plan, we will make a lump-sum payment of the proceeds. We typically make this lump-sum payment to a special account maintained by us. We provide the beneficiary with a checkbook to access these funds from that special account.

If you or the beneficiary select an income plan, we will send you a separate written agreement putting the plan into effect. The following income plans are available in addition to other plans we may make available in the future or upon request:

Income Plan 1	Payments for Fixed Period — we make monthly payments for a fixed number of years.

Income Plan 2	Payments for Life—Guaranteed Period — we make monthly payments for a guaranteed period or the life of the payee, whichever is longer.

Income Plan 3	Payments of a Fixed Amount — we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

Income Plan 4	Life Annuity—No Guaranteed Period — we make monthly payments for the life of the payee.

Income Plan 5	Joint and Survivor — we make monthly payments as long as one of two payees is alive.

Minimum guaranteed payments under any of these income plans are calculated with a minimum effective annual interest rate of 1.5%.  In addition, minimum guaranteed payments under life income plans are based on the Annuity 2000 Table, with Projection Scale G, adjusted for age last birthday. Payments under an income plan do not vary with the investment experience of the sub-accounts.

While the insured is alive, you may select an income plan under which we will pay the death benefit of your policy. If the insured dies and you have not selected an income plan, the beneficiary may select an income plan. If you select an income plan before the insured’s death, the beneficiary may not change the income plan after the insured’s death.

The income plan selected and the time when the income plan is selected can affect the tax consequences to you or the beneficiary. You should consult your tax advisor before selecting an income plan.

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POLICY VALUES AND VALUATION

Account Value

The policy’s account value is a cash value that you may withdraw, or borrow against, subject to certain limits and to the charges described in this prospectus. The account value is the sum of your interest in the sub-accounts, the fixed account and the loan account at any time.  The account value varies with the investment experience of the sub-accounts.  There is no guaranteed minimum account value.

Net Cash Surrender Value

The net cash surrender value is the account value less any outstanding indebtedness and less any surrender charge that would apply on a full surrender or termination of your policy.

Valuation of the Sub-Accounts

The value of your interest in a sub-account is measured in accumulation units. An accumulation unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an accumulation unit (“accumulation unit value”) varies from day to day depending on the investment performance (and expenses) of the fund in which the sub-account is invested.

The accumulation unit value of each sub-account is calculated at the end of each valuation date. A valuation date is any day the New York Stock Exchange is open for business. The value of an accumulation unit at the close of any valuation date is determined for each sub-account by multiplying the accumulation unit value of the sub-account at the close of the immediately preceding valuation date by the “net investment factor” (described below). Depending upon investment performance of the underlying fund in which the sub-account is invested, the accumulation unit value may increase or decrease.

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The net investment factor for each sub-account for any valuation date is determined by dividing (a) by (b), where:

(a) equals:                                       (1) the net asset value per share of the underlying fund at the end of the current valuation date, plus

(2) the per share amount of any dividend or capital gain distribution made by the underlying fund on shares held in the sub-account if the “ex-dividend” date occurred between the end of the immediately preceding valuation date and the end of the current valuation date, plus or minus

(3) a per share charge or credit for any taxes incurred, which are determined by Columbus Life to have resulted from the investment operations of the sub-account between the end of the immediately preceding valuation date and the end of the current valuation date;

(b) is the net asset value per share of the underlying fund determined at the end of the immediately preceding valuation date.

When you allocate net premium or transfer amounts to a sub-account, your account value is credited with accumulation units. Other transactions, such as withdrawals and payments of monthly policy charges, will decrease the number of accumulation units. The number of accumulation units added to or subtracted from your account value is calculated by dividing the dollar amount of the transaction by the accumulation unit value for the sub-account at the close of trading on the valuation date when we process the transaction.

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SURRENDER AND PARTIAL WITHDRAWALS

Surrender

You may surrender your policy and withdraw all of your net cash surrender value. We assess a surrender charge if you surrender your policy in full during the first 12 policy years or during the first 12 years following an increase in Specified Amount. A full surrender will terminate your policy. A full surrender of your policy may have tax consequences.

Partial Withdrawals

At any time after the first policy year, you can withdraw part of your net cash surrender value less any applicable withdrawal fees. We charge a fee of $50 for each withdrawal after the first in a policy year. Each withdrawal must be at least $500.

Withdrawals and related fees will reduce your account value. We deduct the amount withdrawn (and any applicable withdrawal fee) on a pro-rata basis from each of your investment options. No withdrawal may be made that would reduce your net cash surrender value below $250.

Except when your death benefit is death benefit option 2, a withdrawal may also reduce the Specified Amount of your policy. (If a withdrawal would cause the difference between the death benefit and the account value to increase after the withdrawal, our net amount at risk would increase.  To offset this increase, we will decrease the Specified Amount by the amount needed to keep that difference the same.) No withdrawal can reduce the Specified Amount of your policy below $100,000.

A withdrawal may have tax consequences. See the Taxes section of this prospectus.

Canceling the Policy without Penalty

In most states, you may cancel the policy within 30 days after you receive it. If you cancel your policy during this free look period, we will refund to you all premiums allocated to the fixed account, all charges we deducted from your policy, and the current value of premiums you allocated to the sub-accounts calculated on the day we receive your notice of cancellation. In some states, if you wish to cancel the policy, you must return it to us within 10 days and we will refund all premiums you paid.

To cancel your policy, you must return it either to us at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to one of our agents, within the free look period.

After the free look period ends, you can surrender the policy for its net cash surrender value by notifying us in writing, but you cannot cancel the policy without incurring any charges.

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Delay in Payment

We will generally send payments and loan proceeds to you within 7 days of the date we process your surrender, withdrawal or loan request. We may delay payments from a sub-account for any of the following reasons:

•                  You have made a premium payment by check or preauthorized transfer that has not cleared the banking system.

•                  The New York Stock Exchange is closed on a day that it normally would be open.

•                  The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

•                  The Securities and Exchange Commission has determined that, because of an emergency, it is not reasonably practicable for the sub-accounts to sell securities or to fairly determine the value of their investments.

•                  The Securities and Exchange Commission permits us to postpone payments from the sub-accounts for your protection.

We may delay transfers from the sub-accounts for the same reasons.

We reserve the right to delay payments or transfers from the fixed account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the fixed account and we will notify you if there will be a delay.

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LOANS

You can borrow money from us by using your policy as the sole collateral for the loan. The most you can borrow against your policy is 90% of your net cash surrender value, less an amount equal to the monthly policy charges for the next two months.

If you borrow money, we will transfer an amount equal to the amount of the loan from each of your investment options on a pro-rata basis to your loan account. Your loan account holds the collateral for your loan. Because the amounts transferred to the loan account do not participate in the experience of the sub-accounts or the fixed account, a loan can have a negative effect on both the policy’s account value and death benefit, whether or not the loan is repaid.

We pay interest on your loan account. The minimum interest we pay is 3% annually.

We charge interest on the amounts you borrow at a maximum loan interest rate of 4% annually. The loan interest rate is fixed for the life of the loan. Interest is due on each policy anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

You can repay all or part of your loan at any time while the insured is living. When you make a payment toward the principal amount of your loan, we transfer the amount of the loan payment from your loan account back to your investment options on a pro-rata basis according to your allocation instructions at that time. You must specifically designate a payment as a loan repayment or we will treat it as an additional premium payment instead.

If you do not repay the loan before the insured dies, we will deduct the outstanding loan amount (“indebtedness”) when determining your death benefit. If you do not repay the loan before you surrender your policy, we will deduct the indebtedness to determine the net cash surrender value proceeds.

If the indebtedness causes your net cash surrender value to become negative, we can terminate your policy. We will tell you that we intend to terminate your policy by mailing a notice to you at least 61 days before we terminate your policy. The notice will tell you the minimum amount of loan repayment that you must pay to keep your policy in force. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your policy as collateral, we will also mail a copy of the notice to that person’s address as shown on our records.

Note that if a policy is surrendered or lapses with outstanding indebtedness, the indebtedness will be deemed to be a distribution subject to ordinary income tax.

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LAPSE AND REINSTATEMENT

If your net cash surrender value on a monthly anniversary day is not sufficient to pay the monthly policy charges for the current month, and your policy does not meet the minimum premium test under the no-lapse guarantee (during the no-lapse guarantee period) your policy will enter a grace period.  A grace period is a 61-day period that starts on the day after we mail you a notice.  We will mail grace period notices to you at your address as shown on our records.  We also mail these notices to anyone holding your policy as collateral as shown on our records at the collateral holder’s address as shown on our records.  The notice will tell you the amount of premium you need to pay to keep the policy in force.  The amount will be the lesser of 1) the amount needed under the no-lapse guarantee to keep the policy in force through the end of the grace period; or 2) the premium needed to pay the monthly policy charges due through the end of the grace period. If you have outstanding indebtedness, you will also have the option of making loan repayment sufficient to keep the policy in force.

If you do not pay the needed premium or loan repayment, your policy will lapse, or terminate, at the end of the 61-day grace period.  If you pay the needed premium or loan repayment, your policy will continue in force.  If the insured dies during the grace period, we will deduct the monthly charges due from the death benefit.

You may apply to reinstate the policy within five years (or a shorter period in some states) after the date it lapses.  In order to reinstate, we must approve your application for reinstatement, you must pay any past charges due plus charges for three months beyond the date of reinstatement, and you must repay or reinstate any indebtedness.

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TAXES

Following is a summary of the material federal tax consequences to an owner and beneficiary of a policy. State and local taxes are not discussed herein. This summary is for your information.  We do not guarantee that the policy will always receive the tax treatment described.  This summary is general in nature. It is not tax advice.  You should consult a qualified tax advisor for more complete information.

This discussion is based on federal income tax law and interpretations in effect as of the date of this prospectus and is subject to later changes in such tax law or interpretations.  This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident.  The tax effects for an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

Tax Status of Policy

We intend for the policy to meet the definition of a “life insurance contract” under Section 7702 of the Internal Revenue Code (“Code”). The earnings in a policy meeting the definition of “life insurance contract” are tax-deferred until withdrawn. The death proceeds are generally excluded from the beneficiary’s gross income.  A policy could fail to qualify as a “life insurance contract” if excessive premiums are paid into the policy.  We monitor premium payments and will refuse to accept premiums that would cause the policy to fail to qualify as life insurance.

Modified Endowment Contract

A modified endowment contract (“MEC”) is a life insurance contract that is issued in exchange for a MEC, or a life insurance contract that does not satisfy the “7-pay test.”  The 7-pay test compares the actual premium paid in the first 7 policy years against a pre-determined premium amount as set forth in Code Section 7702A.  If there is a material change to a policy, such as a change in the policy’s death benefit, a policy may be subjected to a new 7-pay test to determine if the change has caused the policy to become a MEC. The new 7-pay test may be over the same, or a new, 7-year period.

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Tax Consequences of Withdrawals and Loans

Tax treatment of distributions depends on whether a policy is a modified endowment contract or not. The following table indicates the tax treatment loans and withdrawals ordinarily receive.

	Policy is Not a MEC	Policy is a MEC
Withdrawals	Deemed to be distribution of cost basis first, then earnings. Distributions of cost basis not subject to income tax.	Deemed to be distribution of earnings first, then cost basis. Distributions of earnings are subject to ordinary income tax.*
Loans	Not subject to income tax until policy is surrendered or lapses. Outstanding loan amount deemed to be distribution subject to ordinary income tax (in whole or in part) on surrender or lapse.	Loans are subject to ordinary income tax to the extent of any gain in the contract.*

* There will be an additional 10% penalty tax if the policy is a MEC and the distribution occurs before age 59 1/2, unless the policy owner is disabled (as defined under the Code), or if the distribution is part of a series of substantially equal periodic payments for the owner’s life (or life expectancy) or the joint lives (or joint life expectancies) of the owner and a beneficiary under the policy.

There may be exceptions to the above rules.  For example, if a policy is not a MEC, Code Section 7702 places certain restrictions on the amount of premium payments that may be made and the policy’s cash value that can accumulate relative to the death benefit.  When cash distributions are made during the first 15 years after a policy is issued, and such distributions cause a reduction in the death benefit, some or all of such distributions may be includible in income pursuant to Code Section 7702(f)(7).  Policy owners should carefully consider the consequences of initiating any changes in the terms of the policy. Under certain circumstances, a policy, as stated above, may become a MEC, or may become subject to a new 7-pay test as a result of a material change or reduction in benefits.

Accelerated Death Benefits

Whether or not a policy is a modified endowment contract, amounts received under an accelerated death benefit rider may be excludable from gross income under Section 101(g) in some circumstances, but such amounts are not always excludable.  We reserve the right to modify the accelerated death benefit rider as we deem necessary in order to comply with changes in federal tax law and to preserve the status of a policy as a life insurance contract.  You should consult a qualified tax advisor regarding the possible consequences of receiving an accelerated death benefit.

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Extended Coverage

Due to uncertainties in interpretations of current tax law, it is uncertain whether a policy will fail to qualify as a life insurance contract if coverage is continued beyond the insured’s age 120.  You should consult a qualified tax advisor regarding the possible tax consequences of continuing coverage beyond the insured’s age 120.

Tax Consequences on Insured’s Death

Death proceeds payable to a beneficiary under a policy meeting the definition of a “life insurance contract” are generally excludable from the beneficiary’s gross income.

If the owner is the insured under the policy, the death benefit under the policy generally will be includible in the owner’s estate for purposes of federal estate tax if: (1) the proceeds were payable to or for the benefit of the owner’s estate; or (2) the owner held any “incident of ownership” in the policy at death or at any time within three years of death. An “incident of ownership” is, in general, any right that may be exercised by the owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

Death of Owner Who is Not the Insured

If the owner is not the insured under the policy, and the owner dies before the insured, the value of the policy, as determined under U.S. Secretary of Treasury regulations, is includible in the owner’s estate for federal estate tax purposes.

Transfers

If a policy owner transfers ownership of a policy to another person, the transfer may be subject to federal gift tax.  In addition, if a policy owner transfers ownership to a person two or more generations younger than the owner, the transfer may be subject to generation-skipping transfer tax.  The generation-skipping transfer tax (“GST”) provisions generally apply to transfers that would be subject to the gift and estate tax rules.

Federal Estate and Gift Tax

Federal estate tax is integrated with federal gift tax under a unified rate schedule.

Higher Estate Tax Exemption and Lower Rates. The 2010 Tax Relief Act (“2010 TRA”)increases the basic exclusion amount to $5 million, indexed for inflation after 2011. 2010 TRA §302(a). The 2010 TRA also reduces the top estate tax rate to 35 percent, creating a flat 35 percent estate tax on estates above the basic exclusion amount. These rules apply with respect to estates of decedents dying after December 31, 2009, and before January 1, 2013.

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Congress enacted the American Taxpayer Relief Act of 2012 (“ATRA 2012”) on January 1, 2013, making the estate, gift and GST tax rules that 2010 TRA implemented permanent.  Under 2010 TRA, the estate and GST exemptions were $5 million for 2010-2012, with an inflation adjustment to $5,120,000 for 2012.  ATRA 2012 made this exemption level permanent, so that the $5 million exemption will be adjusted annually for inflation for all tax years beginning after 2012.  The exemption amount for 2014 is $5,340,000 and the maximum estate, gift and GST tax rates were permanently increased to 40% for the largest estates.

Due to the complexity of these rules and the changes made in the federal estate, gift and generation-skipping tax laws under the Taxpayer Relief Act of  2012, 2010 Tax Relief Act and the Economic Growth and Tax Relief Reconciliation Act of 2001, you should consult a qualified tax advisor regarding such taxes.

Corporate and Qualified Retirement Plan Ownership

There are special tax issues for corporate and qualified retirement plan owners:

•      If a policy is purchased by a trust or other entity that forms part of a qualified retirement plan that is qualified as a tax-favored plan under Code Section 401(a) for the benefit of participants covered under the plan, special tax treatment will apply to the policy.

•      Using a policy to fund deferred compensation arrangements for employees has special tax consequences.

•      Corporate ownership of a policy may affect an owner’s liability under the alternative minimum tax.

Policy owners should consult a qualified tax advisor regarding these matters.

Withholding

Distributions from a policy (other than the payment of a tax-free death benefit under the policy) are generally subject to federal income tax withholding. An owner is generally permitted to elect not to have federal income taxes withheld if the owner notifies us in a timely manner of the election (and meets certain reporting requirements as to such election).  A distribution from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived) if no taxpayer identification number is provided to Columbus Life or if the IRS notifies Columbus Life that back-up withholding is required.  The mandatory back-up withholding rate is currently 28% of the income that is distributed.

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PRIOR POLICIES

The following sections describe the material ways in which policies issued prior to January 1, 2009 differ from policies issued January 1, 2009 and later.

Policy Benefits

Policies issued before January 1, 2009 provide life insurance coverage on the life of one insured person until the insured’s age 100, so long as the policy is not surrendered or allowed to lapse.  If the policy is in force, and not in a grace period, on the policy anniversary when the insured is age 100, the policy will continue with a death benefit equal to the greater of the face amount and the cash surrender value, less indebtedness until it is surrendered or until the death of the insured.

Fee Tables

Periodic Charges Other Than Fund Company Operating Expenses
That DO Depend on Individual Characteristics of the Insured

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for 45-year-old male standard non-tobacco user insured**
Optional Rider Cost of Insurance Charges**
Extended Maturity Benefit Plus Rider	Monthly (choice of paying over life of policy or beginning at insured’s age 80)	$4.66	$0.03	$0.04
		per $1,000 of base policy face amount plus additional life rider face amount
Enhanced Cash Value Rider	Monthly during first policy year	$5.16	$0.24	$1.20
		per $1,000 of base policy face amount
Other Insured Term Rider	Monthly	$378.72	$0.84	Charge for a 35-year-old female standard non-tobacco user: $1.32
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is at issue.  Most cost of insurance charges increase each year as the insured ages, subject to the maximum charges shown.

53

Rider Benefits

•      Offered only on policies issued prior to January 1, 2009, the Extended Maturity Benefit Plus Rider replaces the extended coverage provision in the policy. If the policy is in force on the policy anniversary on which the insured is age 100, the policy will continue and the amount of the death benefit will be equal to death benefit option 2.  If you had selected death benefit option 1, we will not change the face amount when we change the death benefit to option 2. The other restrictions described in the Extended Coverage Period section of this prospectus apply during the extended coverage period under the rider. The charge for this rider is due on each monthly anniversary day, or if you choose, on each monthly anniversary day beginning with the policy anniversary on which the insured is age 80.  If you defer the costs you will generally pay a higher monthly charge. The maximum monthly cost for the rider is $0.3885 per $1,000 of face amount (plus any additional life rider face amount).

•      The conversion privilege described in the Other Insured Term Rider may be exercised up to the earliest of: 1) the day before the policy anniversary on which the other insured is age 85; 2) 60 days after the death of the insured under the policy; or 3) 60 days after the policy anniversary on which the insured is age 100.

•      The Disability Credit Rider will credit 1/12 of the annual credit amount to the policy after the insured has been disabled for six months, and for as long as the insured remains alive and disabled, up to the policy anniversary on which the insured is age 100.

Extended Coverage Period

The extended coverage provision for policies issued before January 1, 2009 begins at age 100.

54

LEGAL PROCEEDINGS

Columbus Life and its affiliates are or may become involved in various legal actions in the normal course of business.  Although there can be no assurances, as of the date of this prospectus, Columbus Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Columbus Life.  As of the date of this prospectus, neither Columbus Life, Separate Account 1, nor Touchstone Securities, Inc., is involved in any legal or administrative proceedings that are material to the policies.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2013, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the statutory-basis financial statements of WSLIC as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, included in the Statement of Additional Information have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included thereon. These financial statements are included in this registration statement in reliance on the reports of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

55

TERMINOLOGY INDEX

A	M

account value • 42	monthly anniversary day • 19
accumulation unit • 42
accumulation unit value • 42	N

additional life rider specified amount • 28

net amount at risk • 19
C	net cash surrender value • 42
net premium • 36
cash value • 42
Columbus Life • 11	P

D	planned premium • 35
policy anniversary • 5
death benefit • 37	policy years • 5

E	R

extended coverage • 40	risk class • 24

F	S

fixed account • 17	Separate Account 1 • 11

free look • 44	Specified Amount • 37

sub-accounts • 11
G
T
grace period • 47
target premium • 36
I	term no-lapse guarantee • 36

income plan • 41	V
indebtedness • 46
initial premium • 35	valuation date • 42
variable account value • 21
L

loan account • 46

56

STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information (SAI) contains more information about Separate Account 1.  The SAI is incorporated by reference into this prospectus.  You may request that we send you a free copy of the SAI, or you may access it on our website at www.columbuslife.com under “Values and Performance.”

PERSONALIZED ILLUSTRATION

We will provide a free personalized illustration of hypothetical death benefits, account values, and cash surrender values to you upon request.  After the policy is issued, we may charge a fee for each illustration after the first in a policy year.

CONTACT US

Call us at 1-800-677-9595

•      for a free copy of the SAI

•      to request a personalized illustration

•      to request other information about the policy

•      to inquire about your policy or to request policy transactions*

You may also write to Columbus Life Customer Service at P.O. Box 2850, Cincinnati, Ohio, 45201-2850.

*We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

You can review and copy other information about the policy, Columbus Life Insurance Company and Separate Account 1 (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  For information about the operation of the public reference room, call the SEC at 1-202-942-8090.  Reports and other information about the Registrant are available on the Securities and Exchange Commission’s website at http://www.sec.gov.  You may obtain copies of the information, for a fee, by writing to the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09337.

Securities Act File No. 333-121135.

57

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

PINNACLE II VARIABLE UNIVERSAL LIFE

ISSUED BY COLUMBUS LIFE INSURANCE COMPANY

THROUGH SEPARATE ACCOUNT 1 OF COLUMBUS LIFE INSURANCE COMPANY

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information set forth in the current prospectuses dated May 1, 2014, for the individual and survivorship variable universal life policies offered by Columbus Life Insurance Company through its Separate Account 1.  You should read this Statement of Additional Information in conjunction with the prospectus for the appropriate policy.  Unless otherwise noted, the terms used in this SAI have the same meanings as those set forth in the prospectuses.

You may request a free copy of the prospectus for a policy by calling Columbus Life Insurance Company at 1-800-677-9595, or by writing to us at P.O. Box 5737, Cincinnati, Ohio 45201-5737.  You may also access a copy of the prospectus for each policy on our website at http://www.columbuslife.com under “Values and Performance.”

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES	4

TAXES	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888, which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company, a mutual holding company organized under the laws of the State of Ohio on September 19, 2000. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the departments of insurance of the various states in which it is licensed to transact business.

Separate Account 1

Columbus Life established Columbus Life Insurance Company Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust.

DWS Investments, Fidelity Investments, Franklin Templeton, Guggenheim, Invesco, Janus, Morgan Stanley, Oppenheimer, PIMCO, Putnam, and Touchstone funds offer shares to Separate Account 1 and to other separate accounts of affiliated and unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies, and may also offer shares to certain qualified plans.  Touchstone funds offer shares to the separate accounts of affiliated life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a fund. If it becomes necessary for a separate account to replace its shares of a fund with another investment, the fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the funds are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. These conditions require the Board of Trustees of each fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

The Western and Southern Life Insurance Company

The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is an affiliate of Columbus Life.

3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES

Administration

Columbus Life has responsibility for administration of Separate Account 1 and the variable universal life insurance policies issued through the separate account.  Columbus Life has entered into a service agreement with WSLIC, an affiliated company, to provide certain services, including administrative services for the Separate Account and the policies.  Compensation for these services, which are paid by Columbus Life, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Columbus Life is the custodian of the assets of the Separate Account.  The shares are held in book-entry form.  Columbus Life maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (TSI) is the sole distributor of the policies.  TSI is a wholly-owned subsidiary of Western Southern Life Assurance Company (WSLAC) which is a wholly-owned subsidiary of WSLIC.  TSI is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

Sales

The policies will be sold by registered representatives of TSI, or other broker-dealers who have entered into agreements with TSI, who are licensed as insurance agents and appointed with Columbus Life. They are registered under the Securities Exchange Act of 1934 and are members of FINRA.

The offering of the policies is continuous. Columbus Life does not anticipate discontinuing offering the policies, although it reserves the right to do so.

We make payments to broker-dealer firms that distribute our policies in the form of commissions and other incentives.  Broker-dealers or registered representatives may be paid commission of up to 120% of the first year target premium and up to 3% of all premiums in excess of first year target premium.  Each year thereafter, Columbus Life may pay a commission of 3% or less on all premiums paid on a policy. Each year after the first, Columbus Life may also pay a service fee of 0.20% or less of the account value, less any indebtedness.  Other allowances and overrides may also be paid. Registered representatives who meet certain profitability and productivity thresholds may be eligible for additional compensation.

4

Sales commissions attributable to the Columbus Life individual and survivorship variable universal life policies (including certain policies that are no longer available for sale) paid by Columbus Life to TSI over the last three years are shown below.

	Sales	Amounts
For the Year Ended	Commissions Paid	Retained by Distributor

December 31, 2011	$217,206.38	$0
December 31, 2012	$209,654.58	$0
December 31, 2013	$255,821.10	$0

We may also make additional payments in the form or expense reimbursements or marketing allowances to the broker-dealers that distribute our policies in exchange for privileges, including additional or special access to broker-dealer sales staff, opportunities to provide and attend training and other conferences, and marketing enhancement of our policies.  The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm.  Not all broker-dealers receive additional compensation and the amount of compensation varies by firm.  The payments could be significant to a firm and, therefore, could be deemed to be a conflict of interest.  We generally choose to compensate broker-dealers that have a strong capacity to distribute our policies and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received revenue sharing or similar payments of more than $5,000 with respect to life insurance sold for Columbus Life during the last calendar year:  W&S Brokerage Services, Inc. (affiliate of Columbus Life).

5

TAXES

Your policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and (b) for as long as the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).  We believe that the policy will meet the statutory definition of life insurance.  As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death. However, if the policy is transferred for valuable consideration, then a portion of the death benefit payable under the policy may be includable in the beneficiary’s gross income.

Your policy will generally be considered under the Code to be a “modified endowment contract” if the policy meets the requirements of Code Section 7702 but fails the “7-pay test” of Code Section 7702A. A life insurance policy will be classified as a modified endowment contract if premiums are paid more rapidly than allowed by the 7-pay test.  The 7-pay test is described in the Taxes section of each prospectus.

Diversification

As has been noted before, your policy will be treated as “life insurance” for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).

The U.S. Secretary of the Treasury has issued regulations that implement the investment diversification requirements of Code Section 817(h).  If there is a failure to comply with these regulations, your policy will be disqualified as a life insurance policy under Code Section 7702 and you will be subject to federal income tax on the income under the policy for the period of disqualification and for subsequent periods, unless the failure was inadvertent, is corrected, and you, as policy owner or the issuer pays an amount to the IRS.  Separate Account 1, through the funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary regulations, the U.S. Secretary of the Treasury has stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your policy to direct your investments under the policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1.  If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes.  Columbus Life thus reserves the right to amend the policy in any way necessary to avoid any such result.

As of the date of this prospectus, however, no such guidelines have been issued, although the U.S. Secretary of the Treasury has informally suggested that any such guidelines could limit the number of investment funds or frequency of transfers among such funds.  If issued, these guidelines may be applied retroactively.

6

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws.  Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1.  If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the sub-accounts for those taxes.  Any charge will reduce your policy’s account value.

We may have to pay state, local or other taxes in addition to premium taxes.  At present, these taxes are not substantial.  If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your policy.

In addition, certain funds in which the sub-accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income.  Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes.  The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through.  These credits may provide a benefit to Columbus Life.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2013, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, included in this SAI have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included herein.  The financial statements audited by Ernst & Young LLP have been included herein in reliance on its reports given on the authority of such firm as experts in accounting and auditing.

The statutory-basis financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The statutory-basis financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The statutory-basis financial statements of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

7

Distributor

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

Columbus Life Insurance Company

P.O. Box 5737

Cincinnati, Ohio 45201-5737

(800) 677-9595

*A registered broker/dealer and member of FINRA and SIPC

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2014

FINANCIAL STATEMENTS

Columbus Life Insurance Company Separate Account 1

Year Ended December 31, 2013

With Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company Separate Account 1

Financial Statements

Year Ended December 31, 2013

Report of Independent Registered Public Accounting Firm

The Contract owners of Columbus Life Insurance Company Separate Account 1 and the Board of Directors of Columbus Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Columbus Life Insurance Company Separate Account 1 (the Separate Account) (comprising the subaccounts listed in the accompanying statements of assets and liabilities) as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Columbus Life Insurance Company Separate Account 1 at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the statements of changes in net assets for the year ended December 31, 2012 have been restated for certain subaccounts to correct an error in the classification of realized gains (losses). The investment income ratios within the financial highlights in the footnotes to the financial statements for the years ended December 31, 2012, 2011, 2010, and 2009 for certain subaccounts have also been restated to exclude realized gain distributions from the investment income ratios.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 25, 2014

1

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities

December 31, 2013

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
Touchstone Baron Small Cap Growth	$840,107	$2	$840,109	$42.76	(1)	9,979
				42.76	(2)	369
				42.76	(3)	7,921
				38.26	(4)	1,541
Touchstone Core Bond	2,543,503	(6)	2,543,497	18.07	(1)	128,853
				18.07	(2)	3,568
				18.07	(3)	6,760
				17.90	(4)	1,631
Touchstone Mid Cap Growth	1,919,468	20	1,919,488	32.61	(1)	22,717
				32.61	(2)	11,441
				32.61	(3)	14,218
				41.31	(4)	8,281
Touchstone High Yield	2,682,712	(8)	2,682,704	25.30	(1)	96,139
				25.30	(2)	1,908
				25.30	(3)	5,976
				22.66	(4)	2,254
Touchstone Large Cap Core Equity	6,675,190	(5)	6,675,185	18.70	(1)	317,195
				18.70	(2)	14,034
				18.70	(3)	15,782
				15.03	(4)	12,287
Touchstone Money Market	839,735	(4)	839,731	12.09	(1)	24,983
				12.09	(2)	4,306
				12.09	(3)	23,501
				11.23	(4)	17,944
Touchstone Third Avenue Value	1,489,503	(20)	1,489,483	27.40	(1)	37,668
				27.40	(2)	2,777
				27.40	(3)	9,496
				21.61	(4)	5,599
Touchstone Moderate ETF	384,838	(20)	384,818	13.83	(1)	13,232
				13.83	(2)	2,717
				13.83	(3)	8,130
				13.14	(4)	3,945
Touchstone Aggressive ETF	79,494	—	79,494	13.93	(2)	5,185
				13.93	(3)	520
Touchstone Conservative ETF	8,862	(2)	8,860	13.19	(2)	672

Non-Affiliated:
Alger Large Cap Growth	72,889	2	72,891	14.40	(4)	5,063
Alger Small Cap Growth	45,728	(1)	45,727	17.59	(4)	2,600
JP Morgan IT Mid Cap Value	2,238	(17)	2,221	26.64	(1)	17
				26.64	(2)	67
PIMCO Long-term U.S. Government Bond	33,412	10	33,422	24.75	(4)	1,350
PIMCO Commodity Real Return Strategy	5,615	3	5,618	16.61	(2)	338
				16.61	(3)	—
PIMCO Total Return	98,382	2	98,384	14.26	(2)	2,952
				14.26	(3)	3,949
Guggenheim VT Multi Hedge Strategies	9,761	(5)	9,756	11.80	(2)	269
				11.80	(3)	558

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

2

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2013

		Receivable from
		(payable to) the
	Investments	general account
Subaccount	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Initial Class:
Fidelity VIP Money Market	$496,272	$3	$496,275	$12.68	(1)	19,276
				12.68	(2)	16,439
				12.68	(3)	3,431
MFS Growth	62,397	8	62,405	16.60	(4)	3,759
MFS Investors Trust	13,129	(6)	13,123	16.31	(4)	805
Non-Affiliated Service Class:
Janus Enterprise	37,262	4	37,266	23.13	(1)	277
				23.13	(2)	131
				23.13	(3)	1,203
Janus Forty	338,550	(13)	338,537	23.71	(1)	6,546
				23.71	(2)	801
				23.71	(3)	6,931
Janus Global Research	111,981	(2)	111,979	13.87	(1)	3,103
				13.87	(2)	1,713
				13.87	(3)	3,259
MFS Core Equity	19,349	10	19,359	15.85	(1)	1,131
				15.85	(2)	68
				13.31	(4)	26
MFS Growth	21,190	(9)	21,181	19.30	(1)	758
				19.30	(2)	67
				19.30	(3)	273
MFS Mid Cap Growth	13,384	(15)	13,369	13.31	(1)	778
				13.31	(2)	12
				9.88	(4)	290
MFS New Discovery	21,902	(1)	21,901	25.67	(1)	500
				25.67	(2)	47
				20.79	(4)	378
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	97,167	(15)	97,152	15.90	(1)	4,628
				15.90	(2)	984
				15.90	(3)	499
Oppenheimer Global Strategic Income	857,249	1	857,250	22.00	(1)	24,337
				22.00	(2)	468
				22.00	(3)	14,156
Oppenheimer International Growth	870,458	(10)	870,448	24.53	(1)	12,478
				24.53	(2)	2,932
				24.53	(3)	20,082
Fidelity VIP Asset Manager	137,562	(12)	137,550	19.30	(1)	6,500
				19.30	(2)	502
				16.49	(4)	148
Fidelity VIP Balanced	435,235	1	435,236	20.97	(1)	13,965
				20.97	(2)	1,540
				20.97	(3)	2,872
				17.77	(4)	2,810
Fidelity VIP Contrafund	1,287,587	—	1,287,587	27.56	(1)	21,720
				27.56	(2)	341
				27.56	(3)	21,452
				23.28	(4)	3,799
Fidelity VIP Equity-Income	824,647	(2)	824,645	19.90	(1)	19,794
				19.90	(2)	2,961
				19.90	(3)	17,169
				16.67	(4)	1,805
Fidelity VIP Growth	270,047	2	270,049	17.23	(1)	8,154
				17.23	(2)	3,408
				17.23	(3)	2,882
				13.78	(4)	1,535

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

3

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2013

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth & Income	$638,816	$(18)	$638,798	$20.17	(1)	12,586
				20.17	(2)	13,621
				20.17	(3)	4,634
				16.84	(4)	1,002
Fidelity VIP Mid Cap	1,525,646	49	1,525,695	38.64	(1)	17,681
				38.64	(2)	8,021
				38.64	(3)	11,482
				33.10	(4)	2,687
Fidelity VIP Freedom 2010	7,715	—	7,715	13.44	(2)	81
				13.44	(3)	493
Fidelity VIP Freedom 2015	15,409	5	15,414	13.40	(2)	1,060
				13.40	(3)	90
Fidelity VIP Freedom 2020	20,413	1	20,414	13.24	(2)	547
				13.24	(3)	995
Fidelity VIP Freedom 2025	82,541	(2)	82,539	13.73	(2)	3,672
				13.73	(3)	2,338
Fidelity VIP Freedom 2030	31,438	—	31,438	13.38	(2)	1,618
				13.38	(3)	731
Non-Affilitated Series I:
Invesco VI American Franchise I	194,669	6	194,675	13.47	(4)	14,448
Invesco VI Government Securities	24,213	(5)	24,208	16.86	(4)	1,436
Non-Affiliated Class 1B:
Putnam Growth and Income	235,452	(9)	235,443	22.32	(1)	3,926
				22.32	(2)	1,134
				22.32	(3)	5,490
Putnam International Equity	287,564	(9)	287,555	23.51	(1)	2,366
				23.51	(2)	565
				23.51	(3)	2,905
				21.37	(4)	7,036
Putnam Multi-Cap Growth	204	4	208	25.55	(2)	8
Putnam Small Cap Value	347,092	(32)	347,060	31.38	(1)	3,691
				31.38	(2)	1,222
				31.38	(3)	6,148
Putnam Voyager	247	(3)	244	24.68	(2)	10
Non-Affilitated Series II:
Invesco VI Value Opportunities	190,972	(23)	190,949	20.30	(1)	4,273
				20.30	(2)	299
				20.30	(3)	4,837
Invesco VI Core Equity	56,064	3	56,067	16.73	(1)	1,106
				16.73	(2)	723
				16.73	(3)	1,522
Non-Affiliated Class 2:
Franklin Growth & Income	281,180	—	281,180	23.28	(1)	3,277
				23.28	(2)	1,420
				23.28	(3)	7,381
Franklin Income	348,685	20	348,705	24.59	(1)	6,781
				24.59	(2)	1,172
				24.59	(3)	6,229
Franklin Mutual Shares	374,917	4	374,921	23.79	(1)	8,271
				23.79	(2)	1,178
				23.79	(3)	6,313
Franklin Large Cap Growth	346,652	11	346,663	21.24	(1)	6,514
				21.24	(2)	1,097
				21.24	(3)	8,710
Franklin U.S. Government	350,828	—	350,828	14.59	(1)	10,280
				14.59	(2)	2,608
				14.59	(3)	11,157

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

4

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2013

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class 2 (continued):
Templeton Foreign	$841,428	$17	$841,445	$28.49	(1)	15,563
				28.49	(2)	3,114
				28.49	(3)	10,852
Templeton Growth	173,800	(8)	173,792	25.28	(1)	4,098
				25.28	(2)	394
				25.28	(3)	2,384
Invesco Comstock	159,532	(3)	159,529	26.60	(1)	3,374
				26.60	(2)	253
				26.60	(3)	2,371
Invesco American Franchise	179,795	(25)	179,770	24.49	(1)	6,224
				24.49	(2)	917
				24.49	(3)	200
Invesco American Value	9,282	(14)	9,268	16.55	(2)	384
				16.55	(3)	177
MS UIF Emerging Markets Equity	303,765	(26)	303,739	40.91	(1)	3,589
				40.91	(2)	446
				40.91	(3)	3,391
MS UIF Emerging Markets Debt	3,752	(11)	3,741	17.53	(1)	73
				17.53	(2)	141
MS UIF Global Real Estate	4,013	(12)	4,001	23.33	(1)	172
				23.33	(2)	—
Non-Affiliated Class A:
DWS Bond Porfolio	27,632	(6)	27,626	13.11	(1)	785
				13.11	(2)	1,158
				13.11	(3)	165
DWS VIT Equity 500 Index	3,006,853	(2)	3,006,851	19.61	(1)	101,019
				19.61	(2)	7,746
				19.61	(3)	40,742
				14.47	(4)	5,234
DWS VIT Small Cap Index	330,501	(5)	330,496	29.22	(1)	3,644
				29.22	(2)	1,105
				29.22	(3)	5,829
				23.98	(4)	894

(1)         Pinnacle

(2)         Pinnacle II

(3)         Legacy

(4)         Flexible Premium

See accompanying notes

* - 2013 inception date of division.

5

Columbus Life Insurance Company Separate Account 1

Statements of Operations

Year Ended December 31, 2013

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Baron Small Cap Growth	$10,566	$4,921	$5,645	$37,411	$84,415	$119,606	$241,432	$247,077
Touchstone Core Bond	81,675	18,462	63,213	8,624	10,778	(159,188)	(139,786)	(76,573)
Touchstone Mid Cap Growth	—	10,926	(10,926)	34,136	32,066	441,267	507,469	496,543
Touchstone High Yield	354,482	18,644	335,838	10,004	—	(237,597)	(227,593)	108,245
Touchstone Large Cap Core Equity	90,188	41,871	48,317	95,218	—	1,481,037	1,576,255	1,624,572
Touchstone Money Market	94	8,410	(8,316)	—	—	—	—	(8,316)
Touchstone Third Avenue Value	59,218	8,205	51,013	(21,251)	—	261,099	239,848	290,861
Touchstone Moderate ETF	7,025	7,369	(344)	17,389	—	30,831	48,220	47,876
Touchstone Aggressive ETF	1,304	247	1,057	1,296	184	5,788	7,268	8,325
Touchstone Enhanced ETF	831	80	751	9,646	—	(3,010)	6,636	7,387
Touchstone Conservative ETF	124	22	102	91	261	84	436	538
Non-Affiliated:
Alger Large Cap Growth	514	596	(82)	2,709	—	16,838	19,547	19,465
Alger Small Cap Growth	—	377	(377)	1,331	5,570	5,390	12,291	11,914
JP Morgan IT Mid Cap Value	21	15	6	140	24	395	559	565
PIMCO Long-term U.S. Government Bond	1,076	410	666	(314)	1,829	(9,171)	(7,656)	(6,990)
PIMCO Commodity Real Return Strategy	97	40	57	(389)	—	(628)	(1,017)	(960)
PIMCO Total Return	2,040	636	1,404	122	869	(4,928)	(3,937)	(2,533)
Guggenheim VT Multi Hedge Strategies	—	61	(61)	195	—	(44)	151	90
Non-Affiliated Initial Class:
Fidelity VIP Money Market	133	4,989	(4,856)	—	—	—	—	(4,856)
MFS Growth	130	499	(369)	2,757	410	14,325	17,492	17,123
MFS Investors Trust	131	111	20	461	—	2,910	3,371	3,391
Non-Affiliated Service Class:
Janus Enterprise	121	105	16	1,109	—	7,875	8,984	9,000
Janus Forty	1,958	2,269	(311)	28,068	—	59,637	87,705	87,394
Janus Global Research	1,091	599	492	2,765	—	20,784	23,549	24,041
MFS Core Equity	143	108	35	704	—	4,482	5,186	5,221
MFS Growth	23	126	(103)	528	143	5,185	5,856	5,753
MFS Mid Cap Growth	—	92	(92)	255	52	3,763	4,070	3,978
MFS New Discovery	—	145	(145)	1,006	165	5,878	7,049	6,904
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	—	780	(780)	17,935	—	17,788	35,723	34,943
Oppenheimer Global Strategic Income	39,285	5,707	33,578	5,445	—	(47,554)	(42,109)	(8,531)
Oppenheimer International Growth	8,837	4,738	4,099	21,948	—	151,189	173,137	177,236
Fidelity VIP Asset Manager	1,778	945	833	2,358	329	14,983	17,670	18,503
Fidelity VIP Balanced	5,452	2,532	2,920	4,456	18,094	42,378	64,928	67,848
Fidelity VIP Contrafund	9,754	7,047	2,707	17,992	341	281,420	299,753	302,460
Fidelity VIP Equity-Income	17,515	4,777	12,738	6,091	51,619	110,740	168,450	181,188
Fidelity VIP Growth	112	1,583	(1,471)	12,318	169	61,853	74,340	72,869
Fidelity VIP Growth & Income	9,586	3,345	6,241	11,302	—	142,170	153,472	159,713
Fidelity VIP Mid Cap	3,761	8,489	(4,728)	16,987	179,638	210,203	406,828	402,100
Fidelity VIP Freedom 2010	109	49	60	74	83	611	768	828
Fidelity VIP Freedom 2015	226	433	(207)	825	245	781	1,851	1,644
Fidelity VIP Freedom 2020	303	111	192	495	217	1,424	2,136	2,328
Fidelity VIP Freedom 2025	1,262	502	760	1,722	1,116	8,331	11,169	11,929
Fidelity VIP Freedom 2030	433	237	196	4,268	508	2,111	6,887	7,083
Non-Affilitated Series I:					—
Invesco VI American Franchise	716	1,447	(731)	2,990	—	52,252	55,242	54,511
Invesco VI Government Securities	2,277	454	1,823	(3,522)	—	(1,062)	(4,584)	(2,761)
Non-Affiliated Class 1B:
Putnam Growth and Income	3,519	1,314	2,205	1,740	—	58,964	60,704	62,909
Putnam International Equity	4,194	2,083	2,111	14,221	—	45,196	59,417	61,528
Putnam Multi-Cap Growth	3	3	—	105	—	4	109	109
Putnam Small Cap Value	2,686	1,320	1,366	21,651	4,573	75,136	101,360	102,726
Putnam Voyager	2	1	1	5	—	70	75	76
Non-Affilitated Series II:
Invesco VI Value Opportunities	2,071	954	1,117	8,442	—	35,190	43,632	44,749
Invesco VI Core Equity	645	318	327	4,281	—	8,528	12,809	13,136

See accompanying notes

6

Columbus Life Insurance Company Separate Account 1

Statements of Operations (continued)

Year Ended December 31, 2013

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 2:
Franklin Growth & Income	$6,488	$1,453	$5,035	$1,015	$—	$57,192	$58,207	$63,242
Franklin Income	19,496	1,947	17,549	728	—	20,396	21,124	38,673
Franklin Mutual Shares	7,421	1,601	5,820	5,325	—	73,429	78,754	84,574
Franklin Large Cap Growth	3,320	2,008	1,312	6,503	—	68,904	75,407	76,719
Franklin U.S. Government	10,007	2,124	7,883	(2,097)	—	(16,158)	(18,255)	(10,372)
Templeton Foreign	17,550	4,118	13,432	(1,466)	—	141,457	139,991	153,423
Templeton Growth	3,922	890	3,032	395	—	36,464	36,859	39,891
Invesco Comstock	2,080	1,308	772	4,926	—	36,793	41,719	42,491
Invesco American Franchise	370	1,024	(654)	10,609	—	42,279	52,888	52,234
Invesco American Value	46	55	(9)	322	—	1,880	2,202	2,193
MS UIF Emerging Markets Equity	3,196	1,937	1,259	3,141	—	(8,997)	(5,856)	(4,597)
MS UIF Emerging Markets Debt	297	42	255	(24)	92	(1,077)	(1,009)	(754)
MS UIF Global Real Estate	221	33	188	369	—	(475)	(106)	82
Non-Affiliated Class A:
DWS Bond Porfolio	1,061	197	864	(384)	—	(1,587)	(1,971)	(1,107)
DWS VIT Equity 500 Index	50,464	18,941	31,523	164,823	59,944	497,212	721,979	753,502
DWS VIT Small Cap Index	4,596	1,911	2,685	6,811	11,047	69,450	87,308	89,993

See accompanying notes

7

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$5,645	$121,826	$119,606	$247,077	$44,321	$(34,165)	$(12,144)	$(54,663)	$(15,882)	$(72,533)	$174,544	$665,565	$840,109
Touchstone Core Bond	63,213	19,402	(159,188)	(76,573)	68,499	(39,632)	(141,274)	171,335	(17,551)	41,377	(35,196)	2,578,693	2,543,497
Touchstone Mid Cap Growth	(10,926)	66,202	441,267	496,543	136,079	(65,221)	(84,028)	(33,555)	(30,990)	(77,715)	418,828	1,500,660	1,919,488
Touchstone High Yield	335,838	10,004	(237,597)	108,245	62,180	(33,346)	(113,489)	(74,974)	(18,015)	(177,644)	(69,399)	2,752,103	2,682,704
Touchstone Large Cap Core Equity	48,317	95,218	1,481,037	1,624,572	82,300	(80,614)	(286,196)	(93,083)	(31,788)	(409,381)	1,215,191	5,459,994	6,675,185
Touchstone Money Market	(8,316)	—	—	(8,316)	259,083	(114,363)	(281,885)	26,274	(44,909)	(155,800)	(164,116)	1,003,847	839,731
Touchstone Third Avenue Value	51,013	(21,251)	261,099	290,861	84,129	(61,933)	(44,302)	(35,672)	(20,144)	(77,922)	212,939	1,276,544	1,489,483
Touchstone Moderate ETF	(344)	17,389	30,831	47,876	37,909	(61,850)	(29,184)	72,329	(21,581)	(2,377)	45,499	339,319	384,818
Touchstone Aggressive ETF	1,057	1,480	5,788	8,325	6,076	(1,162)	(3,515)	39,386	(1,229)	39,556	47,881	31,613	79,494
Touchstone Enhanced ETF	751	9,646	(3,010)	7,387	3,183	(1,361)	(1,158)	(41,497)	(593)	(41,426)	(34,039)	34,039	—
Touchstone Conservative ETF	102	352	84	538	2,523	(1,482)	(511)	7,110	(421)	7,219	7,757	1,103	8,860
Non-Affiliated:
Alger Large Cap Growth	(82)	2,709	16,838	19,465	—	(4,643)	(3,306)	(267)	(561)	(8,777)	10,688	62,203	72,891
Alger Small Cap Growth	(377)	6,901	5,390	11,914	—	(2,491)	(1,172)	(4)	(453)	(4,120)	7,794	37,933	45,727
JP Morgan IT Mid Cap Value	6	164	395	565	—	(188)	—	—	(54)	(242)	323	1,898	2,221
PIMCO Long-term U.S. Government Bond	666	1,515	(9,171)	(6,990)	5,641	(2,954)	(13,448)	(13,091)	(630)	(24,482)	(31,472)	64,894	33,422
PIMCO Commodity Real Return Strategy	57	(389)	(628)	(960)	1,822	(374)	(314)	98	(519)	713	(247)	5,865	5,618
PIMCO Total Return	1,404	991	(4,928)	(2,533)	16,021	(4,206)	(1,309)	11,076	(3,604)	17,978	15,445	82,939	98,384
Guggenheim VT Multi Hedge Strategies	(61)	195	(44)	90	2,458	(508)	(437)	112	(577)	1,048	1,138	8,618	9,756
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,856)	—	—	(4,856)	39,467	(36,116)	1	61,653	(12,733)	52,272	47,416	448,859	496,275
MFS Growth	(369)	3,167	14,325	17,123	—	(3,829)	(2,003)	(121)	(328)	(6,281)	10,842	51,563	62,405
MFS Investors Trust	20	461	2,910	3,391	—	(739)	(1,842)	(76)	(110)	(2,767)	624	12,499	13,123
Non-Affiliated Service Class:
Janus Enterprise	16	1,109	7,875	9,000	3,854	(778)	(936)	(1,251)	(487)	402	9,402	27,864	37,266
Janus Forty	(311)	28,068	59,637	87,394	28,673	(12,949)	(2,113)	(55,295)	(6,953)	(48,637)	38,757	299,780	338,537
Janus Global Research	492	2,765	20,784	24,041	17,151	(3,721)	(7,601)	1,749	(2,485)	5,093	29,134	82,845	111,979
MFS Core Equity	35	704	4,482	5,221	—	(2,245)	(42)	(2)	(233)	(2,522)	2,699	16,660	19,359
MFS Growth	(103)	671	5,185	5,753	—	(949)	(47)	(11)	(451)	(1,458)	4,295	16,886	21,181
MFS Mid Cap Growth	(92)	307	3,763	3,978	—	(1,008)	(623)	(1,036)	(264)	(2,931)	1,047	12,322	13,369
MFS New Discovery	(145)	1,171	5,878	6,904	—	(586)	(2,901)	(15)	(255)	(3,757)	3,147	18,754	21,901
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	(780)	17,935	17,788	34,943	7,125	(4,552)	—	(42,723)	(2,328)	(42,478)	(7,535)	104,687	97,152
Oppenheimer Global Strategic Income	33,578	5,445	(47,554)	(8,531)	56,486	(43,294)	(5,467)	46,974	(18,611)	36,088	27,557	829,693	857,250
Oppenheimer International Growth	4,099	21,948	151,189	177,236	55,632	(35,909)	(13,621)	(23,394)	(18,385)	(35,677)	141,559	728,889	870,448

See accompanying notes

8

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager	$833	$2,687	$14,983	$18,503	$3,382	$(7,410)	$(5,275)	$(4,841)	$(2,859)	$(17,003)	$1,500	$136,050	$137,550
Fidelity VIP Balanced	2,920	22,550	42,378	67,848	32,851	(22,682)	(8,833)	(1,121)	(6,216)	(6,001)	61,847	373,389	435,236
Fidelity VIP Contrafund	2,707	18,333	281,420	302,460	88,299	(58,024)	(20,398)	(23,762)	(28,132)	(42,017)	260,443	1,027,144	1,287,587
Fidelity VIP Equity-Income	12,738	57,710	110,740	181,188	51,755	(35,072)	(14,329)	(29,046)	(17,615)	(44,307)	136,881	687,764	824,645
Fidelity VIP Growth	(1,471)	12,487	61,853	72,869	21,500	(9,754)	(12,729)	(9,190)	(5,281)	(15,454)	57,415	212,634	270,049
Fidelity VIP Growth & Income	6,241	11,302	142,170	159,713	36,997	(22,377)	(11,061)	(17,826)	(8,578)	(22,845)	136,868	501,930	638,798
Fidelity VIP Mid Cap	(4,728)	196,625	210,203	402,100	71,299	(50,796)	(15,826)	(23,012)	(23,186)	(41,521)	360,579	1,165,116	1,525,695
Fidelity VIP Freedom 2010	60	157	611	828	1,129	(402)	—	—	(369)	358	1,186	6,529	7,715
Fidelity VIP Freedom 2015	(207)	1,070	781	1,644	4,530	(6,129)	—	4,060	(1,501)	960	2,604	12,810	15,414
Fidelity VIP Freedom 2020	192	712	1,424	2,328	9,283	(2,064)	(2,055)	(532)	(1,340)	3,292	5,620	14,794	20,414
Fidelity VIP Freedom 2025	760	2,838	8,331	11,929	9,511	(4,716)	—	13,479	(3,838)	14,436	26,365	56,174	82,539
Fidelity VIP Freedom 2030	196	4,776	2,111	7,083	8,088	(2,066)	(5,486)	(12,918)	(1,803)	(14,185)	(7,102)	38,540	31,438
Non-Affilitated Series I:
Invesco VI American Franchise I	(731)	2,990	52,252	54,511	19,746	(12,694)	(8,197)	2,403	(1,718)	(460)	54,051	140,624	194,675
Invesco VI Government Securities	1,823	(3,522)	(1,062)	(2,761)	2,847	(4,266)	(45,491)	(29,505)	(351)	(76,766)	(79,527)	103,735	24,208
Non-Affiliated Class 1B:
Putnam Growth and Income	2,205	1,740	58,964	62,909	17,953	(11,671)	(2,253)	(9,177)	(4,672)	(9,820)	53,089	182,354	235,443
Putnam International Equity	2,111	14,221	45,196	61,528	22,766	(13,271)	(13,248)	(26,217)	(4,601)	(34,571)	26,957	260,598	287,555
Putnam Multi-Cap Growth	—	105	4	109	—	(10)	(433)	—	(10)	(453)	(344)	552	208
Putnam Small Cap Value	1,366	26,224	75,136	102,726	12,890	(7,733)	(590)	(32,051)	(6,330)	(33,814)	68,912	278,148	347,060
Putnam Voyager	1	5	70	76	—	(8)	—	—	(6)	(14)	62	182	244
Non-Affilitated Series II:
Invesco VI Value Opportunities	1,117	8,442	35,190	44,749	12,481	(4,765)	(635)	4,839	(3,155)	8,765	53,514	137,435	190,949
Invesco VI Core Equity	327	4,281	8,528	13,136	3,434	(2,476)	(28)	(12,395)	(1,827)	(13,292)	(156)	56,223	56,067
Non-Affiliated Class 2:
Franklin Growth & Income	5,035	1,015	57,192	63,242	25,763	(7,098)	—	(8,526)	(5,447)	4,692	67,934	213,246	281,180
Franklin Income	17,549	728	20,396	38,673	33,121	(13,267)	(1,786)	38,098	(6,516)	49,650	88,323	260,382	348,705
Franklin Mutual Shares	5,820	5,325	73,429	84,574	28,365	(9,965)	84	(23,999)	(6,538)	(12,053)	72,521	302,400	374,921
Franklin Large Cap Growth	1,312	6,503	68,904	76,719	29,692	(14,941)	(3,894)	(12,699)	(7,002)	(8,844)	67,875	278,788	346,663
Franklin U.S. Government	7,883	(2,097)	(16,158)	(10,372)	43,487	(42,322)	(5,306)	12,094	(11,459)	(3,506)	(13,878)	364,706	350,828
Templeton Foreign	13,432	(1,466)	141,457	153,423	81,163	(31,826)	(5,300)	(45,920)	(13,993)	(15,876)	137,547	703,898	841,445
Templeton Growth	3,032	395	36,464	39,891	13,558	(4,045)	(212)	(14,560)	(2,214)	(7,473)	32,418	141,374	173,792
Invesco Comstock	772	4,926	36,793	42,491	6,980	(11,175)	(320)	(2,298)	(4,209)	(11,022)	31,469	128,060	159,529
Invesco American Franchise	(654)	10,609	42,279	52,234	25,883	(6,636)	(3,156)	(26,353)	(2,820)	(13,082)	39,152	140,618	179,770
Invesco American Value	(9)	322	1,880	2,193	2,050	(654)	(286)	(176)	(272)	662	2,855	6,413	9,268

See accompanying notes

9

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$1,259	$3,141	$(8,997)	$(4,597)	$31,030	$(12,712)	$(2,421)	$6,464	$(7,257)	$15,104	$10,507	$293,232	$303,739
MS UIF Emerging Markets Debt	255	68	(1,077)	(754)	2,341	(672)	(283)	(3,515)	(443)	(2,572)	(3,326)	7,067	3,741
MS UIF Global Real Estate	188	369	(475)	82	2,096	(425)	(34)	(2,483)	(506)	(1,352)	(1,270)	5,271	4,001
Non-Affiliated Class A:
DWS Bond Porfolio	864	(384)	(1,587)	(1,107)	—	(631)	(573)	—	(427)	(1,631)	(2,738)	30,364	27,626
DWS VIT Equity 500 Index	31,523	224,767	497,212	753,502	205,951	(190,001)	(125,186)	(127,253)	(55,659)	(292,148)	461,354	2,545,497	3,006,851
DWS VIT Small Cap Index	2,685	17,858	69,450	89,993	29,480	(13,807)	(4,694)	(780)	(7,671)	2,528	92,521	237,975	330,496

See accompanying notes

10

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth (Restated)	$(4,138)	$134,549	$(26,799)	$103,612	$39,765	$(29,631)	$(25,821)	$8,977	$(14,940)	$(21,650)	$81,962	$583,603	$665,565
Touchstone Core Bond (Restated)	61,068	104,633	(52,581)	113,120	55,832	(35,253)	(223,327)	(55,350)	(20,596)	(278,694)	(165,574)	2,744,267	2,578,693
Touchstone Mid Cap Growth	(9,923)	8,573	278,692	277,342	164,425	(61,370)	(127,571)	(166,718)	(31,126)	(222,360)	54,982	1,445,678	1,500,660
Touchstone High Yield	174,022	1,008	140,091	315,121	55,600	(35,358)	(211,376)	(6,563)	(22,254)	(219,951)	95,170	2,656,933	2,752,103
Touchstone Large Cap Core Equity	50,511	(140)	522,387	572,758	101,790	(77,215)	(473,364)	45,951	(43,224)	(446,062)	126,696	5,333,298	5,459,994
Touchstone Money Market	(9,020)	—	(6)	(9,026)	159,022	(107,435)	(161,232)	234,564	(49,738)	75,181	66,155	937,692	1,003,847
Touchstone Third Avenue Value	(7,438)	(46,758)	276,873	222,677	93,873	(60,026)	(52,367)	(26,363)	(21,905)	(66,788)	155,889	1,120,655	1,276,544
Touchstone Moderate ETF	(637)	14,227	12,075	25,665	46,195	(63,241)	(53,963)	76,830	(25,800)	(19,979)	5,686	333,633	339,319
Touchstone Aggressive ETF	358	1,632	1,632	3,622	6,588	(1,255)	(10,638)	18	(1,252)	(6,539)	(2,917)	34,530	31,613
Touchstone Enhanced ETF	165	(436)	4,283	4,012	5,937	(1,618)	(395)	(2,041)	(571)	1,312	5,324	28,715	34,039
Touchstone Conservative ETF (Restated)	13	30	8	51	528	(98)	—	21	(151)	300	351	752	1,103
Non-Affiliated:
Alger Large Cap Growth	168	1,327	4,021	5,516	—	(5,325)	(714)	(11)	(673)	(6,723)	(1,207)	63,410	62,203
Alger Small Cap Growth (Restated)	(357)	9,867	(5,206)	4,304	—	(2,667)	—	(1,483)	(563)	(4,713)	(409)	38,342	37,933
JP Morgan IT Mid Cap Value	12	465	(47)	430	—	(205)	(747)	—	(74)	(1,026)	(596)	2,494	1,898
PIMCO Long-term U.S. Government Bond (Restated)	537	7,593	(6,563)	1,567	6,239	(3,760)	(2,214)	11,049	(796)	10,518	12,085	52,809	64,894
PIMCO Commodity Real Return Strategy (Restated)	156	(409)	716	463	2,443	(385)	—	(3,170)	(553)	(1,665)	(1,202)	7,067	5,865
PIMCO Total Return (Restated)	1,416	1,779	3,089	6,284	13,412	(3,106)	—	3,401	(3,253)	10,454	16,738	66,201	82,939
Guggenheim VT Alternative Strategies	40	(221)	(117)	(298)	921	(158)	—	(3,394)	(193)	(2,824)	(3,122)	3,122	—
Guggenheim VT Multi Hedge Strategies	11	52	18	81	1,648	(314)	—	3,992	(376)	4,950	5,031	3,587	8,618
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,578)	—	—	(4,578)	40,549	(36,771)	(62,583)	19,783	(15,203)	(54,225)	(58,803)	507,662	448,859
MFS Growth	(462)	1,375	6,753	7,666	—	(3,836)	(40)	(8)	(358)	(4,242)	3,424	48,139	51,563
MFS Investors Trust	(14)	8	2,075	2,069	—	(1,080)	(326)	(4)	(145)	(1,555)	514	11,985	12,499
Non-Affiliated Service Class:
Janus Enterprise	(90)	897	3,361	4,168	3,228	(777)	(3,291)	(336)	(445)	(1,621)	2,547	25,317	27,864
Janus Forty	(293)	3,650	51,132	54,489	26,584	(11,145)	(10,589)	3,589	(7,045)	1,394	55,883	243,897	299,780
Janus Global Research	134	(996)	14,404	13,542	20,797	(3,969)	(11,128)	(3,794)	(2,795)	(889)	12,653	70,192	82,845
MFS Core Equity	(41)	353	2,176	2,488	—	(2,318)	(477)	(564)	(424)	(3,783)	(1,295)	17,955	16,660
MFS Growth	(118)	429	2,245	2,556	—	(1,225)	(554)	—	(509)	(2,288)	268	16,618	16,886
MFS Mid Cap Growth	(94)	(371)	2,380	1,915	—	(1,287)	(1,108)	(45)	(329)	(2,769)	(854)	13,176	12,322
MFS New Discovery (Restated)	(135)	1,963	1,477	3,305	—	(692)	(537)	(163)	(307)	(1,699)	1,606	17,148	18,754
Non-Affiliated Service Class 2:
Oppenheimer Discover Mid Cap Growth	(704)	1,059	13,552	13,907	7,717	(4,196)	(26)	(1,953)	(2,310)	(768)	13,139	91,548	104,687
Oppenheimer Global Strategic Income (Restated)	38,876	22,580	33,591	95,047	53,214	(44,305)	(73,263)	15,017	(19,276)	(68,613)	26,434	803,259	829,693
Oppenheimer International Growth	4,319	5,067	126,687	136,073	60,120	(33,138)	(16,332)	(86,950)	(18,190)	(94,490)	41,583	687,306	728,889

See accompanying notes

11

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Asset Manager (Restated)	$719	$1,827	$13,150	$15,696	$4,765	$(7,244)	$(129)	$(19,773)	$(3,111)	$(25,492)	$(9,796)	$145,846	$136,050
Fidelity VIP Balanced (Restated)	3,182	18,572	21,338	43,092	31,479	(22,702)	(1,135)	26,757	(6,919)	27,480	70,572	302,817	373,389
Fidelity VIP Contrafund	5,057	1,173	135,552	141,782	93,321	(53,255)	(22,398)	(27,961)	(27,507)	(37,800)	103,982	923,162	1,027,144
Fidelity VIP Equity-Income (Restated)	15,032	28,051	58,323	101,406	51,551	(33,681)	(18,957)	(25,184)	(17,527)	(43,798)	57,608	630,156	687,764
Fidelity VIP Growth	(1,042)	26,527	12,591	38,076	22,911	(12,178)	(15,791)	(70,858)	(5,994)	(81,910)	(43,834)	256,468	212,634
Fidelity VIP Growth & Income (Restated)	7,079	1,330	66,317	74,726	45,727	(20,576)	(812)	(17,747)	(8,727)	(2,135)	72,591	429,339	501,930
Fidelity VIP Mid Cap (Restated)	(2,594)	105,459	44,638	147,503	83,136	(47,013)	(92,662)	19,040	(23,338)	(60,837)	86,666	1,078,450	1,165,116
Fidelity VIP Freedom 2010 (Restated)	65	111	435	611	1,129	(363)	—	—	(372)	394	1,005	5,524	6,529
Fidelity VIP Freedom 2015 (Restated)	(163)	559	657	1,053	5,528	(4,827)	—	2,915	(1,459)	2,157	3,210	9,600	12,810
Fidelity VIP Freedom 2020 (Restated)	174	463	808	1,445	6,779	(2,244)	(298)	(35)	(1,558)	2,644	4,089	10,705	14,794
Fidelity VIP Freedom 2025 (Restated)	548	1,531	3,939	6,018	20,314	(3,703)	—	—	(3,656)	12,955	18,973	37,201	56,174
Fidelity VIP Freedom 2030 (Restated)	542	1,118	2,001	3,661	9,025	(1,862)	—	5,911	(1,741)	11,333	14,994	23,546	38,540
Non-Affilitated Series I:
Invesco VI Capital Appreciation	(424)	9,556	9,194	18,326	6,935	(3,789)	(150)	(144,008)	(608)	(141,620)	(123,294)	123,294	—
Invesco VI American Franchise I *	(823)	(467)	(3,055)	(4,345)	13,122	(7,888)	(2,153)	143,081	(1,193)	144,969	140,624	—	140,624
Invesco VI Government Securities	(253)	8,210	(4,663)	3,294	5,231	(8,361)	(1,129)	(128,220)	(596)	(133,075)	(129,781)	233,516	103,735
Non-Affiliated Class 1B:
Putnam Growth and Income	1,803	(3,324)	29,459	27,938	18,304	(9,652)	(4,927)	3,412	(4,386)	2,751	30,689	151,665	182,354
Putnam International Equity	3,104	(12,747)	54,278	44,635	24,873	(12,152)	(20,744)	15,970	(4,807)	3,140	47,775	212,823	260,598
Putnam Multi-Cap Growth	(4)	9	80	85	—	(15)	(74)	—	(18)	(107)	(22)	574	552
Putnam Small Cap Value	74	7,115	34,351	41,540	15,229	(7,093)	(68)	(18,852)	(5,694)	(16,478)	25,062	253,086	278,148
Putnam Voyager	—	15	16	31	—	(9)	(76)	—	(6)	(91)	(60)	242	182
Non-Affilitated Series II:
Invesco VI Value Opportunities	815	1,583	17,123	19,521	14,886	(4,583)	(533)	(4,927)	(3,191)	1,652	21,173	116,262	137,435
Invesco VI Capital Appreciation	(81)	2,998	1,947	4,864	4,041	(689)	166	(37,802)	(563)	(34,847)	(29,983)	29,983	—
Invesco VI Core Equity	152	2,308	4,320	6,780	7,385	(2,393)	(44)	(11,693)	(1,945)	(8,690)	(1,910)	58,133	56,223
Non-Affiliated Class 2:
Franklin Growth & Income	4,771	(2,311)	19,448	21,908	23,229	(6,411)	(3,983)	(3,285)	(5,170)	4,380	26,288	186,958	213,246
Franklin Income	14,683	(280)	13,678	28,081	25,302	(12,250)	(3,809)	(2,586)	(6,567)	90	28,171	232,211	260,382
Franklin Mutual Shares	4,703	(3,097)	35,653	37,259	21,163	(8,906)	(3,392)	(15,593)	(5,504)	(12,232)	25,027	277,373	302,400
Franklin Large Cap Growth	515	2,004	26,397	28,916	29,750	(13,617)	(18,892)	18,103	(7,116)	8,228	37,144	241,644	278,788
Franklin U.S. Government	6,146	10,610	(10,385)	6,371	47,503	(50,525)	(102,638)	(116,527)	(14,966)	(237,153)	(230,782)	595,488	364,706
Templeton Foreign	16,438	(21,610)	114,893	109,721	79,583	(28,893)	(63,477)	(18,970)	(14,093)	(45,850)	63,871	640,027	703,898
Templeton Growth	1,706	(1,530)	23,066	23,242	13,797	(3,572)	(529)	5,438	(2,119)	13,015	36,257	105,117	141,374
Invesco Comstock	694	2,018	18,250	20,962	6,787	(10,062)	(4,523)	(3,270)	(4,096)	(15,164)	5,798	122,262	128,060
Invesco American Franchise	(719)	3,828	4,708	7,817	14,343	(5,130)	(43)	58,574	(2,524)	65,220	73,037	67,581	140,618
Invesco American Value	(3)	29	858	884	1,492	(550)	—	(375)	(268)	299	1,183	5,230	6,413

See accompanying notes

* - 2012 inception date of subaccount.

12

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$(1,755)	$2,389	$45,087	$45,721	$31,480	$(12,698)	$(6,596)	$11,043	$(7,592)	$15,637	$61,358	$231,874	$293,232
MS UIF Emerging Markets Debt	126	199	688	1,013	2,054	(598)	(1,065)	43	(419)	15	1,028	6,039	7,067
MS UIF Global Real Estate	(8)	(90)	1,259	1,161	1,731	(306)	(1,078)	79	(391)	35	1,196	4,075	5,271
Non-Affiliated Class A:
DWS Bond Porfolio	1,132	(1,642)	2,720	2,210	—	(728)	(8,684)	—	(533)	(9,945)	(7,735)	38,099	30,364
DWS VIT Equity 500 Index	27,898	140,374	191,607	359,879	209,396	(182,614)	(376,380)	25,108	(64,682)	(389,172)	(29,293)	2,574,790	2,545,497
DWS VIT Small Cap Index (Restated)	348	25,924	6,488	32,760	29,035	(12,403)	(12,715)	809	(8,249)	(3,523)	29,237	208,738	237,975

See accompanying notes

* - 2012 inception date of subaccount.

13

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

Columbus Life Insurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy.

The contract holder’s account value in a subaccount will vary depending on the performance of the corresponding investment portfolio (“Underlying Fund”). The Separate Account currently has 87 subaccounts available. The investment objective of each subaccount and its Underlying Fund are the same. Refer to each Underlying Fund’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable universal life insurance policies are distributed across the United States through a network of broker-dealers and wholesalers.

14

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Each subaccount invests all its investible assets in shares of the following mutual fund families:

Trusts	Advisors

Touchstone Variable Series Trust (“Touchstone Funds”)	Ft Washington Investments Advisors Inc., BAMCO Inc., Westfield Capital Management, L.P., and Third Avenue Management LLC.
The Alger Portfolios (“Alger Funds”)	Fred Alger Management, Inc.
JPMorgan Insurance II Trust (“JPMorgan Funds”)	J.P. Morgan Investment Management, Inc.
PIMCO Variable Insurance Trust (“Pimco Funds”)	Pacific Investment Management Company LLC
Guggenheim Variable Insurance Funds (“Guggenheim Funds”)	Security Investors, LLC, dba Guggenheim Investments
Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”)	Fidelity Management and Research Company, Strategic Advisors, Inc.
Massachusetts Financial Services Variable Insurance Trust(“MFS Funds”)	Massachusetts Financial Services Company
Janus Aspen Series Funds (“Janus Funds”)	Janus Capital Management, LLC.
Oppenheimer Variable Account Funds and Oppenheimer Panorama Series Fund (“Oppenheimer Funds”)	Oppenheimer Funds, Inc.
Invesco Variable Insurance Fund (“Invesco VI Funds”)	Invesco Advisors, Inc.
Putnam Variable Trust (“Putnam VT Funds”)	Putnam Investment Management, LLC
Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”)	Franklin Templeton Investments, including: Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, Templeton Investment Counsel, LLC
The Morgan Stanley Universal Institutional Funds, Inc.(“Morgan Stanley UIF Funds”)	Morgan Stanley Investment Management, Inc.
DWS Variable Series I & DWS Investments VIT Funds (“DWS funds”)	Deutsche Investment Management Americas, Inc.

15

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of the Underlying Funds are valued at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds’ shares are determined based on the identified cost basis.

Capital gain distributions are included in the realized gain distributions line on the Statements of Operations. Dividends are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds’ are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•                  Level 1 — inputs to the valuation methodology are quoted prices in active markets.

•                  Level 2 — inputs to the valuation methodology are observable, directly or indirectly.

•                  Level 3 — inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

16

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value

Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Error Correction

During 2013, management determined that it had not properly classified realized gain distributions for certain subaccounts in the statements of changes in net assets for the year ended December 31, 2012. Realized gain distributions were included in net investment income (loss) as opposed to realized gain (loss). Management has restated the amounts on the December 31, 2012 statements of changes in net assets. In conjunction with this change, management has restated the investment income ratios for certain subaccounts presented in Note 5 of the financial statements for all years presented, when applicable, to exclude realized gain distributions from the investment income ratios.

There was no impact on the increase (decrease) in net assets or net assets at the end of period as previously presented in the December 31, 2012 statements of changes in net assets. There was also no impact on the total return ratios presented in Note 5 of the financial statements for all years presented and no impact on the previously reported net assets, unit values or units outstanding.

The following summarizes the effect of the restatements on the December 31, 2012 statements of changes in net assets.

18

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Net investment income (loss) as adjusted	Net investment income (loss) as originally reported	Effect of change	Realized gain (loss) as adjusted	Realized gain (loss) as originally reported	Effect of change
Touchstone Baron Small Cap Growth	$(4,138)	$108,695	$(112,833)	$134,549	$21,716	$112,833
Touchstone Core Bond	61,068	134,324	(73,256)	104,633	31,377	73,256
Touchstone Conservative ETF	13	30	(17)	30	13	17
Alger Small Cap Growth	(357)	8,243	(8,600)	9,867	1,267	8,600
PIMCO Long-term U.S. Government Bond	537	6,859	(6,322)	7,593	1,271	6,322
PIMCO Commodity Real Return Strategy	156	350	(194)	(409)	(603)	194
PIMCO Total Return	1,416	2,968	(1,552)	1,779	227	1,552
MFS New Discovery	(135)	1,635	(1,770)	1,963	193	1,770
Oppenheimer Global Strategic Income	38,876	47,396	(8,520)	22,580	14,060	8,520
Fidelity VIP Asset Manager	719	1,732	(1,013)	1,827	814	1,013
Fidelity VIP Balanced	3,182	19,812	(16,630)	18,572	1,942	16,630
Fidelity VIP Equity-Income	15,032	57,864	(42,832)	28,051	(14,781)	42,832
Fidelity VIP Growth & Income	7,079	7,317	(238)	1,330	1,092	238
Fidelity VIP Mid Cap	(2,594)	90,705	(93,299)	105,459	12,160	93,299
Fidelity VIP Freedom 2010	65	153	(88)	111	23	88
Fidelity VIP Freedom 2015	(163)	58	(221)	559	338	221
Fidelity VIP Freedom 2020	174	336	(162)	463	301	162
Fidelity VIP Freedom 2025	548	1,104	(556)	1,531	975	556
Fidelity VIP Freedom 2030	542	849	(307)	1,118	811	307
DWS VIT Small Cap Index	348	400	(52)	25,924	25,872	52

19

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.    Purchases and Sales of Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2013 and the cost of shares held at December 31, 2013, for each subaccount were as follows:

	Purchases	Sales	Cost

Touchstone Variable Series Trust:
Baron Small Cap Growth	$171,507	$153,980	$666,316
Core Bond	387,519	272,150	2,580,685
Mid Cap Growth	127,845	184,419	1,343,527
High Yield	411,651	253,456	2,881,779
Large Cap Core Equity	150,961	512,028	5,304,141
Money Market	732,620	896,735	834,704
Third Avenue Value	118,634	145,544	1,391,047
Moderate ETF	100,796	103,513	333,970
Aggressive ETF	46,440	5,642	70,594
Enhanced ETF	4,028	44,736	—
Conservative ETF	9,927	2,345	8,767
The Alger Fund:
Large Cap Growth Portfolio	514	9,373	44,421
Small Cap Growth Portfolio	5,570	4,499	35,244
J.P. Morgan Insurance Trust:
Mid Cap Value Portfolio	45	257	1,134
PIMCO Variable Insurance Trust:
Long-Term U.S. Government Bond Portfolio	11,224	33,213	42,962
Commodity Real Return Strategy Portfolio	1,688	919	6,674
Total Return Portfolio	30,022	9,773	101,040
Guggenheim Investments
Multi Hedge Strategies	2,657	1,669	9,544
Fidelity Variable Insurance Products Funds:
Money Market Portfolio - Initial Class	123,063	75,647	496,230
Asset Manager - Service Class 2	4,800	20,644	122,672
Balanced - Service Class 2	48,131	33,119	413,513
Contrafund - Service Class 2	78,634	117,600	925,470
Equity-Income - Service Class 2	108,260	88,207	694,760
Growth - Service Class 2	17,645	34,401	165,024
Growth & Income - Service Class 2	39,477	56,083	448,963
Mid Cap - Service Class 2	234,382	100,995	1,270,690
Freedom 2010 - Service Class 2	1,274	773	6,871
Freedom 2015 - Service Class 2	9,428	8,430	14,184
Freedom 2020 - Service Class 2	8,882	5,180	18,350
Freedom 2025 - Service Class 2	24,300	7,989	70,521
Freedom 2030 - Service Class 2	8,635	22,116	27,073
MFS Variable Insurance Trust:
Growth Series - Initial Class	540	6,780	31,374
Investors Trust Series - Initial Class	131	2,878	9,721
Core Equity Series - Service Class	143	2,629	12,656
Growth Series - Service Class	166	1,585	12,438
Mid Cap Growth Series - Service Class	—	3,020	10,319
New Discovery Series - Service Class	165	3,901	14,436

20

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.    Purchases and Sales of Investments (continued)

	Purchases	Sales	Cost
Janus Aspen Series:
Enterprise Portfolio - Service Shares	$3,573	$3,154	$23,813
Forty Portfolio - Service Shares	41,413	90,362	225,327
Worldwide Growth Portfolio - Service Shares	21,136	15,552	83,686
Oppenheimer Variable Account Funds:
Oppenheimer Discover Mid Cap Growth Fund/VA - Service Class	5,196	48,453	61,194
Oppenheimer Global Strategic Income Fund/VA - Service Class	131,403	61,738	872,894
Oppenheimer’s Panorama Series Fund, Inc.:
Oppenheimer International Growth Fund/VA - Service Class	61,257	92,836	607,017
Invesco Investments, Inc.:
American Franchise - Series I	21,587	22,777	145,478
Government Securities Fund - Series I	98,746	173,689	25,732
Value Opportunities Fund - Series II	49,055	39,173	140,899
Capital Growth Portfolio - Class II	22,655	36,392	131,266
Comstock Portfolio - Class II	8,188	18,439	104,248
Core Equity - Series II	3,342	16,308	38,833
American Value Portfolio - Class II	2,281	1,628	6,850
Putnam Variable Trust:
Growth and Income Fund - Class IB	15,680	23,296	178,940
International Equity Fund - Class IB	80,231	112,691	223,215
Multi-Cap Growth Fund - Class IB	3	456	260
Small Cap Value Fund - Class IB	27,395	55,271	226,615
Voyager Fund - Class IB	2	16	272
Franklin Templeton Variable Insurance Products Trust:
Growth and Income Securities - Class 2	30,285	20,557	208,823
Income Securities - Class 2	84,227	17,029	321,232
Mutual Shares Securities Fund - Class 2	43,655	49,888	300,236
Large Cap Growth Securities Fund - Class 2	25,425	32,956	254,147
U.S. Government - Class 2	83,381	79,005	367,677
Templeton Foreign Securities Fund - Class 2	75,572	78,017	702,558
Templeton Growth Securities Fund - Class 2	20,826	25,266	131,505
Morgan Stanley The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio - Class II	47,483	31,122	299,440
Emerging Markets Debt Portfolio - Class II	2,696	4,918	4,020
Emerging Global Real Estate Portfolio - Class II	2,378	3,540	3,896
DWS Variable Series I:
Bond Portfolio - Class A	1,061	1,829	32,165
DWS Investments VIT Funds:
Equity 500 Index Fund - Class A	521,991	722,671	2,119,498
Small Cap Index Fund - Class A	52,727	36,469	244,118

21

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions

The Company deducts a premium expense charge from the Separate Account to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.

The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.

22

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3. Expenses and Related Party Transactions (continued)

The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2013, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.

A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.

Touchstone Advisors Inc., an affiliate of the Company, advises certain funds in the Touchstone Variable Series Trust, offered through the Company’s variable life products.

23

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.    Changes in Units Outstanding

The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2013 and 2012:

Flexible Premium Variable Universal Life Insurance

	2013				2012
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	122	(303)	(614)	(795)	168	(246)	560	482
Touchstone Core Bond Fund	216	(2,039)	1,937	114	228	(25)	(52)	151
Touchstone Mid Cap Growth Fund	673	(639)	(442)	(408)	985	(1,129)	(493)	(637)
Touchstone High Yield Fund	207	(321)	(347)	(461)	251	(111)	39	179
Touchstone Large Cap Core Equity Fund	828	(576)	(799)	(547)	1,261	(1,944)	(501)	(1,184)
Touchstone Money Market Fund	3,224	(6,902)	1,245	(2,433)	3,533	(736)	4,196	6,993
Touchstone Third Avenue Value Fund	336	(380)	(236)	(280)	457	(977)	(193)	(713)
Touchstone Moderate ETF Fund	421	(510)	(270)	(359)	461	(138)	(272)	51

Alger Large Cap Growth Portfolio	—	(317)	(404)	(721)	—	(132)	(504)	(636)
Alger Small Cap Growth Portfolio	—	(109)	(161)	(270)	—	(44)	(320)	(364)

PIMCO VIT Long-Term U.S. Government Bond	217	(508)	(621)	(912)	219	(108)	245	356

Fidelity VIP Asset Manager Portfolio - Service Class 2	65	(4)	(324)	(263)	72	(5)	(33)	34
Fidelity VIP Balanced Portfolio - Service Class 2	104	(18)	(208)	(122)	121	(30)	(84)	7
Fidelity VIP Contrafund Portfolio - Service Class 2	201	(57)	(135)	9	251	(360)	(295)	(404)
Fidelity VIP Equity-Income Portfolio - Service Class 2	200	(247)	(208)	(255)	291	(71)	(150)	70
Fidelity VIP Growth Portfolio - Service Class 2	125	(433)	(141)	(449)	184	(70)	(134)	(20)
Fidelity VIP Growth & Income Portfolio - Service Class 2	101	(513)	48	(364)	146	(23)	(120)	3
Fidelity VIP Mid Cap Portfolio - Service Class 2	142	(406)	82	(182)	182	(246)	(109)	(173)

MFS VIT Growth Series - Initial Class	—	(174)	(280)	(454)	—	(33)	(330)	(363)
MFS VIT Investors Trust Series - Initial Class	—	(142)	(56)	(198)	—	(40)	(93)	(133)
MFS VIT Core Equity Series - Service Class	—	(1)	(2)	(3)	—	(1)	(2)	(3)
MFS VIT Mid Cap Growth Series - Service Class	—	(78)	(44)	(122)	—	(6)	(49)	(55)
MFS VIT New Discovery Series - Service Class	—	(55)	(3)	(58)	—	(42)	(6)	(48)

Invesco American Franchise - Series I	1,757	(863)	(941)	(47)	1,385	(358)	13,468	14,495
Invesco Government Securities Fund - Series I	167	(2,688)	(1,980)	(4,501)	302	(100)	(7,839)	(7,637)

Putnam VT International Equity Fund - Class IB	679	(728)	(1,663)	(1,712)	917	(807)	509	619

DWS VIT Equity 500 Index - Class A	485	(977)	(1,435)	(1,927)	765	(257)	1,333	1,841
DWS VIT Small Cap Index - Class A	73	(15)	22	80	85	(23)	(66)	(4)

24

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.    Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2013				2012
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	1,097	(467)	(2,111)	(1,481)	1,277	(1,242)	(1,437)	(1,402)
Touchstone Core Bond Fund	3,561	(6,718)	4,225	1,068	2,868	(13,686)	(6,136)	(16,954)
Touchstone Mid Cap Growth Fund	3,975	(3,216)	(3,320)	(2,561)	5,929	(5,356)	(9,293)	(8,720)
Touchstone High Yield Fund	2,332	(4,960)	(4,841)	(7,469)	2,222	(10,533)	(2,682)	(10,993)
Touchstone Large Cap Core Equity Fund	4,381	(17,884)	(13,003)	(26,506)	6,365	(36,612)	(5,051)	(35,298)
Touchstone Money Market Fund	18,424	(20,605)	(8,971)	(11,152)	9,829	(16,760)	5,954	(977)
Touchstone Third Avenue Value Fund	3,174	(2,310)	(4,175)	(3,311)	4,345	(2,797)	(4,393)	(2,845)
Touchstone Moderate ETF Fund	2,554	(3,450)	561	(335)	3,599	(6,812)	890	(2,323)
Touchstone Aggressive ETF Fund	485	(380)	2,811	2,916	607	(1,119)	(128)	(640)
Touchstone Enhanced ETF Fund	263	(156)	(3,289)	(3,182)	599	(95)	(385)	119
Touchstone Conservative ETF Fund	198	(73)	456	581	44	(13)	(6)	25

PIMCO VIT Commodity Reat Return Strategy	102	(48)	(17)	37	126	(28)	(180)	(82)
PIMCO VIT Total Return	1,109	(342)	430	1,197	930	(232)	17	715

J.P. Morgan Insurance Trust Mid Cap Value Portfolio	—	(2)	(8)	(10)	—	(42)	(13)	(55)

Fidelity VIP Money Market Fund Portfolio - Initial Class	3,113	(1,004)	1,621	3,730	3,201	(6,142)	(1,753)	(4,694)
Fidelity VIP Asset Manager Portfolio - Service Class 2	134	(459)	(450)	(775)	234	(199)	(1,713)	(1,678)
Fidelity VIP Balanced Portfolio - Service Class 2	1,600	(784)	(1,174)	(358)	1,762	(455)	171	1,478
Fidelity VIP Contrafund Portfolio - Service Class 2	3,504	(1,969)	(3,598)	(2,063)	4,399	(2,158)	(4,005)	(1,764)
Fidelity VIP Equity-Income Portfolio - Service Class 2	2,691	(1,597)	(3,603)	(2,509)	3,258	(2,484)	(4,022)	(3,248)
Fidelity VIP Growth Portfolio - Service Class 2	1,381	(914)	(1,204)	(737)	1,706	(1,689)	(6,361)	(6,344)
Fidelity VIP Growth & Income Portfolio - Service Class 2	1,995	(673)	(2,496)	(1,174)	3,057	(654)	(2,774)	(371)
Fidelity VIP Mid Cap Portfolio - Service Class 2	2,016	(796)	(2,528)	(1,308)	2,921	(4,030)	(1,191)	(2,300)
Fidelity VIP Freedom 2010	89	(29)	(36)	24	99	(33)	(35)	31
Fidelity VIP Freedom 2015	362	(120)	(183)	59	496	(130)	(190)	176
Fidelity VIP Freedom 2020	754	(285)	(219)	250	622	(170)	(217)	235
Fidelity VIP Freedom 2025	769	(305)	649	1,113	1,879	(334)	(371)	1,174
Fidelity VIP Freedom 2030	663	(566)	(1,244)	(1,147)	860	(167)	342	1,035

MFS VIT Core Equity Series - Service Class	—	(20)	(167)	(187)	—	(83)	(267)	(350)
MFS VIT Growth Series - Service Class	—	(30)	(66)	(96)	—	(81)	(100)	(181)
MFS VIT Mid Cap Growth Series - Service Class	—	(23)	(148)	(171)	—	(151)	(116)	(267)
MFS VIT New Discovery Series - Service Class	—	(99)	(29)	(128)	—	(16)	(50)	(66)

Janus Aspen Mid Cap Growth	191	(67)	(104)	20	196	(223)	(72)	(99)
Janus Aspen Capital Appreciation	1,393	(448)	(3,215)	(2,270)	1,543	(1,097)	(573)	(127)
Janus Aspen Worldwide Growth	1,435	(783)	(229)	423	2,107	(1,388)	(837)	(118)

Oppenheimer Discover Mid Cap Growth	527	(171)	(3,175)	(2,819)	674	(203)	(612)	(141)
Oppenheimer Global Strategic Income	2,584	(1,092)	(100)	1,392	2,572	(4,501)	(1,658)	(3,587)
Oppenheimer International Growth	2,563	(1,441)	(2,991)	(1,869)	3,377	(1,987)	(6,897)	(5,507)

Guggenheim Multi Hedge Strategies	210	(86)	(40)	84	143	(33)	318	428

Invesco VI Value Opportunities - Series II	705	(212)	(108)	385	1,026	(260)	(724)	42
Invesco VI Core Equity Fund - Series II	228	(125)	(1,085)	(982)	610	(160)	(1,206)	(756)
Invesco LIT Comstock Portfolio - Class II	299	(195)	(638)	(534)	371	(468)	(787)	(884)
Invesco LIT Capital Growth Portfolio - Class II	1,280	(302)	(1,663)	(685)	840	(151)	2,963	3,652
Invesco UIF Mid Cap Value Portfolio - Class II	143	(38)	(63)	42	128	(22)	(83)	23

25

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.    Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2013				2012
Subaccount	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)	Units Purchased	Units Redeemed	Units Transferred	Net Increase (Decrease)

Putnam VT Growth and Income Fund - Class IB	942	(358)	(1,121)	(537)	1,210	(619)	(489)	102
Putnam VT International Equity Fund - Class IB	506	(236)	(607)	(337)	653	(747)	(344)	(438)
Putnam VT Multi-Cap Growth Fund - Class IB	—	(21)	(1)	(22)	—	(5)	(1)	(6)
Putnam VT Small Cap Value Fund - Class IB	476	(257)	(1,533)	(1,314)	720	(273)	(1,300)	(853)
Putnam VT Voyager Fund - Class IB	—	—	(1)	(1)	—	(5)	—	(5)

Franklin Templeton VIP Trust Growth & Income
Securities Fund - Class 2	1,272	(264)	(801)	207	1,358	(536)	(633)	189
Franklin Templeton VIP Trust Income
Securities Fund - Class 2	1,428	(352)	1,040	2,116	1,231	(498)	(790)	(57)
Franklin Templeton VIP Trust Mutual Shares
Securities Fund - Class 2	1,308	(303)	(1,549)	(544)	1,206	(510)	(1,478)	(782)
Franklin Templeton VIP Trust Large Cap Growth
Securities Fund - Class 2	1,566	(571)	(1,559)	(564)	1,844	(1,631)	227	440
Franklin Templeton VIP Trust U.S. Government
Fund - Class 2	2,962	(1,135)	(2,219)	(392)	3,208	(7,913)	(11,511)	(16,216)
Franklin Templeton VIP Trust Foreign
Securities Fund - Class 2	3,183	(761)	(3,269)	(847)	3,804	(3,652)	(2,433)	(2,281)
Franklin Templeton VIP Trust Growth
Securities Fund - Class 2	599	(110)	(930)	(441)	790	(152)	93	731

MS UIF Emerging Markets Equity Portfolio - Class II	760	(235)	(189)	336	826	(373)	(81)	372
MS UIF Emerging Markets Debt Portfolio - Class II	128	(40)	(242)	(154)	116	(83)	(36)	(3)
MS UIF Global Real Estate Portfolio - Class II	89	(23)	(126)	(60)	85	(72)	(14)	(1)

DWS Variable Series I Bond Portfolio - Class A	—	(76)	(62)	(138)	—	(719)	(73)	(792)

DWS VIT Equity 500 Index - Class A	11,651	(9,377)	(18,724)	(16,450)	14,271	(31,327)	(13,448)	(30,504)
DWS VIT Small Cap Index - Class A	1,108	(487)	(661)	(40)	1,381	(1,074)	(520)	(213)

26

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights

A summary of net assets, unit values and units outstanding for variable universal life insurance contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for each of the five years in the period ended December 31, 2013.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2013				For the period ended December 31, 2013
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$27.49 to $30.45	20	$38.26 to $42.76	$840	1.40%	0.00% to 0.90%	39.18% to 40.43%
Core Bond Fund	18.46 to 18.47	141	17.90 to 18.07	2,543	3.19%	0.00% to 0.90%	(3.03)% to (2.17)%
Mid Cap Growth Fund	24.19 to 30.92	57	32.61 to 41.31	1,919	0.00%	0.00% to 0.90%	34.81% to 33.60%
High Yield Fund	21.83 to 24.15	106	22.66 to 25.30	2,683	13.04%	0.00% to 0.90%	3.80% to 4.76%
Large Cap Core Equity Fund	11.53 to 14.22	359	15.03 to 18.70	6,675	1.49%	0.00% to 0.90%	30.36% to 31.50%
Money Market Fund	11.33 to 12.09	71	11.23 to 12.09	840	0.01%	0.00% to 0.90%	(0.88)% to 0.00%
Third Avenue Value Fund	17.54 to 22.04	56	21.61 to 27.40	1,489	4.28%	0.00% to 0.90%	23.20% to 24.32%
Moderate ETF Fund	11.40 to 11.89	28	13.14 to 13.83	385	1.94%	0.00% to 0.90%	15.26% to 16.32%
Aggressive ETF Fund	11.34	6	13.93	79	2.35%	0.00% to 0.90%	22.92%
Conservative ETF Fund	12.15	1	13.19	9	2.49%	0.00% to 0.90%	8.50%
The Alger Fund
Large Cap Growth Portfolio	10.75	5	14.40	73	0.76%	0.90%	33.88%
Small Cap Growth Portfolio	13.22	3	17.59	46	0.00%	0.90%	33.06%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	20.13	*-	26.64	2	1.02%	0.00%	32.30%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	28.69	1	24.75	33	2.19%	0.90%	(13.73)%
Commodity Real Return Portfolio	19.48	*-	16.61	6	1.69%	0.90%	(14.70)%
Total Return Portfolio	14.54	7	14.26	98	2.25%	0.90%	(1.96)%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.61	1	11.80	10	0.00%	0.90%	1.65%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.67	39	12.68	496	0.03%	0.00%	0.03%
Asset Manager Portfolio - Service Class 2	14.42 to 16.73	7	16.49 to 19.30	138	1.30%	0.00% to 0.90%	14.36% to 15.36%
Balanced Portfolio - Service Class 2	15.03 to 17.58	21	17.77 to 20.97	435	1.35%	0.00% to 0.90%	18.23% to 19.28%
Contrafund Portfolio - Service Class 2	17.94 to 21.04	47	23.28 to 27.56	1,288	0.84%	0.00% to 0.90%	29.77% to 30.99%
Equity-Income Portfolio - Service Class 2	13.16 to 15.57	42	16.67 to 19.90	825	2.32%	0.00% to 0.90%	26.67% to 27.81%
Growth Portfolio - Serivce Class 2	10.22 to 12.67	16	13.78 to 17.23	270	0.05%	0.00% to 0.90%	34.83% to 35.99%
Growth & Income Portfolio - Serivce Class 2	12.75 to 15.13	32	16.84 to 20.17	639	1.68%	0.00% to 0.90%	32.08% to 33.31%
Mid Cap Portfolio - Service Class 2	24.58 to 28.44	40	33.10 to 38.64	1,526	0.28%	0.00% to 0.90%	34.66% to 35.86%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

27

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2013				For the period ended December 31, 2013
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$11.87	1	$13.44	$8	1.53%	0.00% to 0.90%	13.20%
Freedom 2015 - Service Class 2	11.74	1	13.40	15	1.60%	0.00% to 0.90%	14.10%
Freedom 2020 - Service Class 2	11.45	2	13.24	20	1.72%	0.00% to 0.90%	15.63%
Freedom 2025 - Service Class 2	11.47	6	13.73	83	1.82%	0.00% to 0.90%	19.71%
Freedom 2030 - Service Class 2	11.02	2	13.38	31	1.24%	0.00% to 0.90%	21.41%
MFS Variable Insurance Trust
Growth Series - Initial Class	12.24	4	16.60	62	0.23%	0.90%	35.63%
Investors Trust Series - Initial Class	12.46	1	16.31	13	1.02%	0.90%	30.87%
Core Equity Series - Service Class	10.01 to 11.81	1	13.31 to 15.85	19	0.79%	0.00% to 0.90%	32.97% to 34.21%
Growth Series - Service Class	14.14	1	19.30	21	0.12%	0.00%	36.49%
Mid Cap Growth Series - Service Class	7.27 to 9.7	1	9.88 to 13.31	13	0.00%	0.00% to 0.90%	35.90% to 37.22%
New Discovery Series - Service Class	14.85 to 18.18	1	20.79 to 25.67	22	0.00%	0.00% to 0.90%	40.00% to 41.20%
Janus Aspen Series
Enterprise Portfolio - Service Shares	17.52	2	23.13	37	0.37%	0.00%	32.04%
Forty Portfolio - Service Shares	18.12	14	23.71	339	0.61%	0.00%	30.89%
Worldwide Growth Portfolio - Service Shares	10.83	8	13.87	112	1.12%	0.00%	28.08%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	11.72	6	15.90	97	0.00%	0.00%	35.62%
Global Strategic Bond Fund/VA - Service Class II	22.08	39	22.00	857	4.66%	0.00%	(0.37)%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	19.51	35	24.53	870	1.11%	0.00%	25.71%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	17.47	1	16.86	24	3.56%	0.90%	(3.49)%
V.I. Value Opportunities Fund - Series II	15.23	9	20.30	191	1.26%	0.00%	33.27%
V.I. American Franchise - Series I	9.70	14	13.47	195	0.43%	0.00%	38.89%
V.I. Core Equity Fund - Series II	12.98	3	16.73	56	1.15%	0.00%	28.93%
V.I Comstock Portfolio	19.61	6	26.60	160	1.45%	0.00%	35.65%
V.I. American Franchise - Series I	17.52	7	24.49	180	0.23%	0.00%	39.79%
V.I. American Value Series II	12.35	1	16.55	9	0.59%	0.00%	33.93%
Putnam Variable Trust
Growth and Income Fund - Class IB	16.45	11	22.32	235	1.68%	0.00%	35.68%
International Equity Fund - Class IB	16.83 to 18.36	13	21.37 to 23.51	288	1.53%	0.00% to 0.90%	26.98% to 28.05%
Multi-Cap Growth Fund - Class IB	18.72	*-	25.55	*-	0.79%	0.00%	36.44%
Small Cap Value Fund - Class IB	22.48	11	31.38	347	0.86%	0.00%	39.61%
Voyager Fund - Class IB	17.17	*-	24.68	*-	0.94%	0.00%	43.72%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	17.96	12	23.28	281	2.62%	0.00%	29.60%
Income Securities Fund - Class 2	21.58	14	24.59	349	6.40%	0.00%	13.94%
Mutual Shares Securities Fund - Class 2	18.55	16	23.79	375	2.19%	0.00%	28.26%
Large Cap Growth Securities Fund - Class 2	16.51	16	21.24	347	1.06%	0.00%	28.63%
U.S. Government Fund - Class 2	14.92	24	14.59	351	2.80%	0.00%	(2.24)%
Templeton Foreign Securities Fund - Class 2	23.17	30	28.49	841	2.27%	0.00%	22.97%
Templeton Growth Securities Fund - Class 2	19.32	7	25.28	174	2.49%	0.00%	30.82%
MS The Universal Institutional Funds
UIF Emerging Markets Equity	41.36	7	40.91	304	1.07%	0.00%	(1.10)%
UIF Emerging Markets Debt	19.21	*-	17.53	4	5.50%	0.00%	(8.76)%
UIF Global Real Estate	22.73	*-	23.33	4	4.77%	0.00%	2.63%

DWS Variable Series I
Bond Portfolio - Class A	13.52	2	13.11	28	3.66%	0.00%	(3.03)%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	11.07 to 14.86	155	14.47 to 19.61	3,007	1.82%	0.00% to 0.90%	30.71% to 31.97%
Small Cap Index Fund - Class A	17.45 to 21.08	11	23.98 to 29.22	330	1.62%	0.00% to 0.90%	37.42% to 38.61%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

28

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2012				For the period ended December 31, 2012
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$23.28 to $25.55	22	$27.49 to $30.45	$666	0.00	%(3)	18.07%	(18.07)%	0.00% to 0.90%	18.08% to 19.18%
Core Bond Fund	17.54 to 17.69	140	18.46 to 18.47	2,579	2.96	%(3)	5.71%	(2.75)%	0.00% to 0.90%	4.41% to 5.25%
Mid Cap Growth Fund	20.17 to 26.01	60	24.19 to 30.92	1,501	0.00%				0.00% to 0.90%	18.88% to 19.93%
High Yield Fund	19.42 to 21.29	114	21.83 to 24.15	2,752	7.10%				0.00% to 0.90%	12.41% to 13.43%
Large Cap Core Equity Fund	10.38 to 12.69	386	11.53 to 14.22	5,460	1.62%				0.00% to 0.90%	11.08% to 12.06%
Money Market Fund	11.43 to 12.09	84	11.33 to 12.09	1,004	0.01%				0.00% to 0.90%	(0.87)% to 0.00%
Third Avenue Value Fund	14.66 to 18.25	59	17.54 to 22.04	1,277	0.00%				0.00% to 0.90%	19.65% to 20.77%
Moderate ETF Fund	10.46 to 10.81	29	11.40 to 11.89	339	1.99%				0.00% to 0.90%	8.99% to 9.99%
Aggressive ETF Fund	10.07	3	11.34	32	1.74%				0.00% to 0.90%	12.58%
Enhanced ETF Fund	9.38	3	10.70	34	0.81%				0.00% to 0.90%	14.06%
Conservative ETF Fund	11.39	*-	12.15	1	2.03	%(3)	3.86%	(1.83)%	0.00% to 0.90%	6.71%
The Alger Fund
Large Cap Growth Portfolio	9.88	6	10.75	62	1.21%				0.90%	8.84%
Small Cap Growth Portfolio	11.85	3	13.22	38	0.00	%(3)	22.55%	(22.55)%	0.90%	11.54%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.73	*-	20.13	2	1.28%				0.00%	20.35%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	27.72	2	28.69	65	2.09	%(3)	12.83%	(10.74)%	0.90%	3.49%
Commodity Real Return Portfolio	18.48	*-	19.48	6	3.29	%(3)	6.29%	(3.00)%	0.90%	5.39%
Total Return Portfolio	13.27	6	14.54	83	2.61	%(3)	4.69%	(2.08)%	0.90%	9.58%
Guggenheim Investments
Multi Hedge Strategies Allocations	11.36	1	11.61	9	0.80%				0.90%	2.21%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.66	35	12.67	449	0.13%				0.00%	0.11%
Asset Manager Portfolio - Service Class 2	12.97 to 14.91	8	14.42 to 16.73	136	1.23	%(3)	1.95%	(0.72)%	0.00% to 0.90%	11.18% to 12.21%
Balanced Portfolio - Service Class 2	13.21 to 15.31	22	15.03 to 17.58	373	1.62	%(3)	6.54%	(4.92)%	0.00% to 0.90%	13.78% to 14.83%
Contrafund Portfolio - Service Class 2	15.59 to 18.12	49	17.94 to 21.04	1,027	1.17%				0.00% to 0.90%	15.07% to 16.11%
Equity-Income Portfolio - Service Class 2	11.34 to 13.30	44	13.16 to 15.57	688	2.93	%(3)	9.43%	(6.50)%	0.00% to 0.90%	16.05% to 17.07%
Growth Portfolio - Serivce Class 2	9.02 to 11.08	17	10.22 to 12.67	213	0.32%				0.00% to 0.90%	13.30% to 14.35%
Growth & Income Portfolio - Serivce Class 2	10.88 to 12.80	33	12.75 to 15.13	502	2.12	%(3)	2.18%	(0.06)%	0.00% to 0.90%	17.19% to 18.20%
Mid Cap Portfolio - Service Class 2	21.65 to 24.82	41	24.58 to 28.44	1,165	0.40	%(3)	8.72%	(8.32)%	0.00% to 0.90%	13.53% to 14.59%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

*- Less than 500

29

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2012				For the period ended December 31, 2012
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.64	1	$11.87	$7	1.77	%(3)	3.23%	(1.46)%	0.00% to 0.90%	11.60%
Freedom 2015 - Service Class 2	10.49	1	11.74	13	1.85	%(3)	3.82%	(1.97)%	0.00% to 0.90%	11.94%
Freedom 2020 - Service Class 2	10.12	1	11.45	15	2.04	%(3)	3.31%	(1.27)%	0.00% to 0.90%	13.13%
Freedom 2025 - Service Class 2	9.99	5	11.47	56	1.90	%(3)	3.09%	(1.19)%	0.00% to 0.90%	14.84%
Freedom 2030 - Service Class 2	9.57	3	11.02	39	2.31	%(3)	3.30%	(0.99)%	0.00% to 0.90%	15.19%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.52	4	12.24	52	0.00%				0.90%	16.34%
Investors Trust Series - Initial Class	10.55	1	12.46	12	0.90%				0.90%	18.12%
Core Equity Series - Service Class	8.71 to 10.18	1	10.01 to 11.81	17	0.48%				0.00% to 0.90%	14.93% to 16.01%
Growth Series - Service Class	12.08	1	14.14	17	0.00%				0.00%	17.05%
Mid Cap Growth Series - Service Class	6.30 to 8.33	1	7.27 to 9.7	12	0.00%				0.00% to 0.90%	8.33% to 16.45%
New Discovery Series - Service Class	12.40 to 15.04	1	14.85 to 18.18	19	0.00	%(3)	9.86%	(9.86)%	0.00% to 0.90%	15.04% to 20.88%
Janus Aspen Series
Enterprise Portfolio - Service Shares	14.97	2	17.52	28	0.00%				0.00%	17.02%
Forty Portfolio - Service Shares	14.63	17	18.12	300	0.60%				0.00%	23.83%
Worldwide Growth Portfolio - Service Shares	9.03	8	10.83	83	0.84%				0.00%	19.91%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.09	9	11.72	105	0.00%				0.00%	16.19%
Global Strategic Bond Fund/VA - Service Class II	19.52	38	22.08	830	5.42	%(3)	6.46%	(1.04)%	0.00%	13.13%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	16.03	37	19.51	729	1.22%				0.00%	21.70%
Invesco Investments, Inc.
V.I. Government Securities Fund - Series I	17.20	6	17.47	104	0.53%				0.90%	1.58%
V.I. Value Opportunities Fund - Series II	12.94	9	15.23	137	1.23%				0.00%	17.70%
V.I. American Franchise - Series I	10.00	14	9.70	141	0.00%				0.00%	(2.99)%
V.I. Core Equity Fund - Series II	11.42	4	12.98	56	0.88%				0.00%	13.63%
Van Kampen Comstock Portfolio	16.49	7	19.61	128	1.48%				0.00%	18.90%
Van Kampen Capital Growth Portfolio	15.45	8	17.52	141	0.00%				0.00%	13.40%
Van Kampen American Value Series II	10.55	1	12.35	6	0.68%				0.00%	17.10%
Putnam Variable Trust
Growth and Income Fund - Class IB	13.81	11	16.45	182	1.70%				0.00%	19.11%
International Equity Fund - Class IB	13.93 to 15.06	15	16.83 to 18.36	261	2.10%				0.00% to 0.90%	20.82% to 21.91%
Multi-Cap Growth Fund - Class IB	16.04	*-	18.72	1	0.23%				0.00%	16.74%
Small Cap Value Fund - Class IB	19.13	12	22.48	278	0.44%				0.00%	17.50%
Voyager Fund - Class IB	15.04	*-	17.17	*-	0.29%				0.00%	14.19%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.01	12	17.96	213	2.97%				0.00%	12.20%
Income Securities Fund - Class 2	19.15	12	21.58	260	6.57%				0.00%	12.68%
Mutual Shares Securities Fund - Class 2	16.23	16	18.55	302	2.06%				0.00%	14.26%
Large Cap Growth Securities Fund - Class 2	14.69	17	16.51	279	0.86%				0.00%	12.40%
U.S. Government Fund - Class 2	14.65	24	14.92	365	1.86%				0.00%	1.87%
Templeton Foreign Securities Fund - Class 2	19.60	30	23.17	704	2.99%				0.00%	18.23%
Templeton Growth Securities Fund - Class 2	15.96	7	19.32	141	1.96%				0.00%	21.06%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	34.51	7	41.36	293	0.00%				0.00%	19.85%
Van Kampen Emerging Markets Debt	16.30	*-	19.21	7	2.59%				0.00%	17.87%
Van Kampen Global Real Estate	17.50	*-	22.73	5	0.50%				0.00%	29.91%

DWS Variable Series I
Bond Portfolio - Class A	12.54	2	13.52	30	3.92%				0.00%	7.80%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.65 to 12.84	173	11.07 to 14.86	2,545	1.80%				0.00% to 0.90%	14.72% to 15.73%
Small Cap Index Fund - Class A	15.15 to 18.13	11	17.45 to 21.08	238	0.87	%(3)	0.90%	(0.03)%	0.00% to 0.90%	15.18% to 16.27%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

*- Less than 500

30

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$22.40 to $24.37	23	$23.28 to $25.55	$584	0.00%				0.00% to 0.90%	3.93% to 4.84%
Core Bond Fund	16.18 to 16.46	156	17.54 to 17.69	2,744	2.84	%(3)	5.06%	(2.22)%	0.00% to 0.90%	7.47% to 8.41%
Mid Cap Growth Fund	22.74 to 29.60	69	20.17 to 26.01	1,446	0.33%				0.00% to 0.90%	(12.13)% to (11.30)%
High Yield Fund	18.47 to 20.07	125	19.42 to 21.29	2,657	9.20%				0.00% to 0.90%	5.14% to 6.08%
Large Cap Core Equity Fund	10.17 to 12.32	423	10.38 to 12.69	5,333	1.75%				0.00% to 0.90%	2.06% to 3.00%
Money Market Fund	11.54 to 12.08	78	11.43 to 12.09	938	0.01%				0.00% to 0.90%	(0.95)% to 0.08%
Third Avenue Value Fund	17.47 to 21.56	63	14.66 to 18.25	1,121	2.35%				0.00% to 0.90%	(16.08)% to (15.35)%
Moderate ETF Fund	10.37 to 10.62	31	10.46 to 10.81	334	1.94%				0.00% to 0.90%	0.87% to 1.79%
Aggressive ETF Fund	10.07	3	10.07	35	1.27%				0.00% to 0.90%	(0.01)%
Enhanced ETF Fund	9.77	3	9.38	29	0.94%				0.00% to 0.90%	(4.04)%
Conservative ETF Fund	11.01	*-	11.39	1	1.77%				0.00% to 0.90%	3.43%
The Alger Fund
Large Cap Growth Portfolio	10.00	6	9.88	63	1.03%				0.90%	(1.24)%
Small Cap Growth Portfolio	12.35	3	11.85	38	0.00%				0.90%	(4.01)%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	16.37	*-	16.73	2	1.34%				0.00%	2.17%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	21.88	2	27.72	53	2.47	%(3)	4.69%	(2.22)%	0.90%	26.68%
Commodity Real Return Portfolio	19.99	*-	18.48	7	15.39%				0.90%	(7.55)%
Total Return Portfolio	12.81	5	13.27	66	2.74	%(3)	4.34%	(1.60)%	0.90%	3.58%
Guggenheim Investments
Alternative Strategies Allocations	9.84	*-	9.54	3	2.55%				0.90%	(3.07)%
Multi Hedge Strategies Allocations	10.99	*-	11.36	4	0.00%				0.90%	3.36%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.64	40	12.66	508	0.11%				0.00%	0.13%
Asset Manager Portfolio - Service Class 2	13.46 to 15.34	10	12.97 to 14.91	146	1.75	%(3)	2.24%	(0.49)%	0.00% to 0.90%	(3.64)% to (2.80)%
Balanced Portfolio - Service Class 2	13.86 to 15.92	20	13.21 to 15.31	303	1.44	%(3)	1.71%	(0.27)%	0.00% to 0.90%	(4.69)% to (3.83)%
Contrafund Portfolio - Service Class 2	16.18 to 18.64	52	15.59 to 18.12	923	0.81%				0.00% to 0.90%	(3.65)% to (2.79)%
Equity-Income Portfolio - Service Class 2	11.37 to 13.21	48	11.34 to 13.30	630	2.34%				0.00% to 0.90%	(0.68)% to (0.26)%
Growth Portfolio - Serivce Class 2	9.10 to 11.08	24	9.02 to 11.08	256	0.13	%(3)	0.48%	(0.35)%	0.00% to 0.90%	(0.88)% to 0.00%
Growth & Income Portfolio - Serivce Class 2	10.83 to 12.63	34	10.88 to 12.80	429	1.54%				0.00% to 0.90%	0.46% to 1.35%
Mid Cap Portfolio - Service Class 2	24.50 to 27.84	44	21.65 to 24.82	1,078	0.02	%(3)	0.20%	(0.18)%	0.00% to 0.90%	(11.63)% to (10.85)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

31

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2011				For the period ended December 31, 2011
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$10.69	1	$10.64	$6	2.08	%(3)	2.63%	(0.55)%	0.00% to 0.90%	(0.45)%
Freedom 2015 - Service Class 2	10.55	1	10.49	10	1.96	%(3)	2.49%	(0.53)%	0.00% to 0.90%	(0.53)%
Freedom 2020 - Service Class 2	10.25	1	10.12	11	2.30	%(3)	2.73%	(0.43)%	0.00% to 0.90%	(1.22)%
Freedom 2025 - Service Class 2	10.23	4	9.99	37	2.00	%(3)	2.35%	(0.35)%	0.00% to 0.90%	(2.31)%
Freedom 2030 - Service Class 2	9.85	2	9.57	24	1.89	%(3)	2.19%	(0.30)%	0.00% to 0.90%	(2.84)%
MFS Variable Insurance Trust
Growth Series - Initial Class	10.65	5	10.52	48	0.19%				0.90%	(1.22)%
Investors Trust Series - Initial Class	10.88	1	10.55	12	0.94%				0.90%	(3.03)%
Core Equity Series - Service Class	8.90 to 10.32	2	8.71 to 10.18	18	0.66%				0.00% to 0.90%	(2.13)% to (1.36)%
Growth Series - Service Class	12.14	1	12.08	17	0.02%				0.00%	(0.52)%
Mid Cap Growth Series - Service Class	6.77 to 8.88	2	6.30 to 8.33	13	0.00%				0.00% to 0.90%	(6.94)% to (6.19)%
New Discovery Series - Service Class	13.98 to 16.80	1	12.40 to 15.04	17	0.00	%(3)	13.15%	(13.15)%	0.00% to 0.90%	(11.30)% to (10.48)%
Janus Aspen Series
Enterprise Portfolio - Service Shares	15.23	2	14.97	25	0.00%				0.00%	(1.68)%
Forty Portfolio - Service Shares	15.72	17	14.63	244	0.25%				0.00%	(6.96)%
Worldwide Growth Portfolio - Service Shares	10.50	8	9.03	70	0.52%				0.00%	(13.97)%
Oppenheimer Variable Account Funds
Small & Mid Cap Growth Fund/VA - Service Class II	10.01	9	10.09	92	0.00%				0.00%	0.82%
Global Strategic Bond Fund/VA - Service Class II	19.39	41	19.52	803	3.32	%(3)	4.77%	(1.45)%	0.00%	0.66%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class II	17.35	43	16.03	687	0.75%				0.00%	(7.59)%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	8.61	16	7.86	123	0.15%				0.90%	(8.70)%
V.I. Government Securities Fund - Series I	16.09	14	17.20	234	0.77%				0.90%	6.92%
V.I. Basic Value Fund - Series II	13.40	9	12.94	116	0.62%				0.00%	(3.40)%
V.I. Capital Appreciation Fund - Series II	13.52	2	12.42	30	0.00%				0.00%	(8.14)%
V.I. Core Equity Fund - Series II	11.45	5	11.42	58	0.77%				0.00%	(0.25)%
Van Kampen Comstock Portfolio	16.84	7	16.49	122	1.37%				0.00%	(2.10)%
Van Kampen Capital Growth Portfolio	16.50	4	15.45	68	0.00%				0.00%	(6.36)%
Van Kampen Mid Cap Value	10.47	*-	10.55	5	1.23%				0.00%	0.79%
Putnam Variable Trust
Growth and Income Fund - Class IB	14.48	11	13.81	152	1.23%				0.00%	(4.65)%
International Equity Fund - Class IB	16.92 to 18.13	15	13.93 to 15.06	213	3.42%				0.00% to 0.90%	(17.67)% to (16.93)%
Multi-Cap Growth Fund - Class IB	16.90	*-	16.04	1	0.31%				0.00%	(5.11)%
Small Cap Value Fund - Class IB	20.08	13	19.13	253	0.49%				0.00%	(4.72)%
Voyager Fund - Class IB	18.30	*-	15.04	*-	0.00%				0.00%	(17.84)%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	15.63	12	16.01	187	3.31%				0.00%	2.40%
Income Securities Fund - Class 2	18.71	12	19.15	232	6.66%				0.00%	2.38%
Mutual Shares Securities Fund - Class 2	16.40	17	16.23	277	2.49%				0.00%	(1.02)%
Large Cap Growth Securities Fund - Class 2	14.92	16	14.69	242	0.65%				0.00%	(1.52)%
U.S. Government Fund - Class 2	13.86	41	14.65	595	3.33%				0.00%	5.69%
Templeton Foreign Securities Fund - Class 2	21.93	33	19.60	640	1.77%				0.00%	(10.63)%
Templeton Growth Securities Fund - Class 2	17.16	7	15.96	105	1.07%				0.00%	(7.00)%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	42.21	7	34.51	232	0.41%				0.00%	(18.23)%
Van Kampen Emerging Markets Debt	15.25	*-	16.30	6	4.39	%(3)	5.79%	(1.40)%	0.00%	6.88%
Van Kampen Global Real Estate	19.47	*-	17.50	4	13.19%				0.00%	(10.14)%

DWS Variable Series I
Bond Portfolio - Class A	11.87	3	12.54	38	5.69%				0.00%	5.67%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.56 to 12.61	202	9.65 to 12.84	2,575	1.83%				0.00% to 0.90%	0.94% to 1.82%
Small Cap Index Fund - Class A	15.99 to 18.97	12	15.15 to 18.13	209	0.89%				0.00% to 0.90%	(5.25)% to (4.43)%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

 *- Less than 500

32

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$18.09 to $19.51	24	$22.40 to $24.37	$573	0.00%				0.00% to 0.90%	23.83% to 24.91%
Core Bond Fund	15.04 to 15.44	148	16.18 to 16.46	2,392	3.92%				0.00% to 0.90%	6.61% to 7.58%
Mid Cap Growth Fund	18.70 to 24.55	72	22.74 to 29.60	1,693	0.22%				0.00% to 0.90%	20.57% to 21.60%
High Yield Fund	16.54 to 17.81	126	18.47 to 20.07	2,516	8.11%				0.00% to 0.90%	11.67% to 12.69%
Large Cap Core Equity Fund	9.14 to 10.98	438	10.17 to 12.32	5,360	1.77%				0.00% to 0.90%	11.27% to 12.20%
Money Market Fund	11.62 to 12.06	129	11.54 to 12.08	1,532	0.01	%(3)	0.14%	(0.13)%	0.00% to 0.90%	(0.69)% to 0.17%
Third Avenue Value Fund	14.66 to 17.93	63	17.47 to 21.56	1,323	6.19%				0.00% to 0.90%	19.17% to 20.25%
Moderate ETF Fund	9.40 to 9.54	35	10.37 to 10.62	372	2.01%				0.00% to 0.90%	10.32% to 11.32%
Aggressive ETF Fund	8.90	4	10.07	43	2.06%				0.00% to 0.90%	13.15%
Enhanced ETF Fund	8.76	3	9.77	26	2.19%				0.00% to 0.90%	11.53%
Conservative ETF Fund	10.12	*-	11.01	1	2.87%				0.00% to 0.90%	8.79%
The Alger Fund
Large Cap Growth Portfolio	8.90	7	10.00	73	0.71%				0.90%	12.36%
Small Cap Growth Portfolio	9.95	4	12.35	49	0.00%				0.90%	24.12%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	13.26	*-	16.37	3	0.88%				0.00%	23.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	19.78	2	21.88	45	5.97	%(3)	8.17%	(2.20)%	0.90%	10.62%
Commodity Real Return Portfolio	16.05	*-	19.99	6	14.38	%(3)	16.26%	(1.88)%	0.90%	24.55%
Total Return Portfolio	11.85	4	12.81	53	3.01	%(3)	8.10%	(5.09)%	0.90%	8.10%
Guggenheim Investments
Alternative Strategies Allocations	9.90	*-	9.84	2	0.24%				0.90%	-0.61%
Multi Hedge Strategies Allocations	10.35	*-	10.99	3	0.00%				0.90%	6.18%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.61	45	12.64	574	0.11%				0.00%	0.24%
Asset Manager Portfolio - Service Class 2	11.92 to 13.46	10	13.46 to 15.34	159	0.84	%(3)	1.14%	(0.30)%	0.00% to 0.90%	12.92% to 13.97%
Balanced Portfolio - Service Class 2	11.88 to 13.52	22	13.86 to 15.92	348	1.46	%(3)	2.01%	(0.55)%	0.00% to 0.90%	16.67% to 17.75%
Contrafund Portfolio - Service Class 2	13.96 to 15.94	53	16.18 to 18.64	980	0.98	%(3)	1.03%	(0.05)%	0.00% to 0.90%	15.90% to 16.94%
Equity-Income Portfolio - Service Class 2	9.98 to 11.50	49	11.37 to 13.21	640	1.59%				0.00% to 0.90%	13.93% to 14.87%
Growth Portfolio - Serivce Class 2	7.41 to 8.94	24	9.10 to 11.08	259	0.03	%(3)	0.36%	(0.33)%	0.00% to 0.90%	22.81% to 23.94%
Growth & Income Portfolio - Serivce Class 2	9.54 to 11.02	36	10.83 to 12.63	454	0.46%				0.00% to 0.90%	13.52% to 14.61%
Mid Cap Portfolio - Service Class 2	19.23 to 21.66	44	24.50 to 27.84	1,221	0.12	%(3)	0.44%	(0.32)%	0.00% to 0.90%	27.41% to 28.53%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

 *- Less than 500

33

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$9.50	*-	$10.69	$5	3.46	%(3)	4.88%	(1.42)%	0.00% to 0.90%	12.53%
Freedom 2015 - Service Class 2	9.35	1	10.55	9	2.21	%(3)	3.56%	(1.35)%	0.00% to 0.90%	12.83%
Freedom 2020 - Service Class 2	8.97	1	10.25	8	2.46	%(3)	3.27%	(0.81)%	0.00% to 0.90%	14.27%
Freedom 2025 - Service Class 2	8.86	3	10.23	33	2.32	%(3)	2.94%	(0.62)%	0.00% to 0.90%	15.46%
Freedom 2030 - Service Class 2	8.50	3	9.85	25	2.05	%(3)	2.70%	(0.65)%	0.00% to 0.90%	15.88%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.32	5	10.65	53	0.11%				0.90%	14.27%
Investors Trust Series - Initial Class	9.88	1	10.88	14	1.17%				0.90%	10.12%
Core Equity Series - Service Class	7.69 to 8.86	2	8.90 to 10.32	22	0.88%				0.00% to 0.90%	15.73% to 16.48%
Growth Series - Service Class	10.56	2	12.14	21	0.11%				0.00%	14.96%
Mid Cap Growth Series - Service Class	5.29 to 6.87	2	6.77 to 8.88	20	0.00%				0.00% to 0.90%	27.98% to 29.26%
New Discovery Series - Service Class	10.37 to 12.36	1	13.98 to 16.80	23	0.00%				0.00% to 0.90%	34.81% to 35.92%
Janus Aspen Series
Enterprise Portfolio - Service Shares	12.13	2	15.23	33	0.00%				0.00%	25.56%
Forty Growth Portfolio - Service Shares	14.76	18	15.72	276	0.24%				0.00%	6.50%
Worldwide Growth Portfolio - Service Shares	9.09	7	10.50	78	0.51%				0.00%	15.51%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	7.87	9	10.01	90	0.00%				0.00%	27.19%
Strategic Bond Fund/VA - Service Class	16.90	55	19.39	1,065	8.29%				0.00%	14.73%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	15.14	43	17.35	753	0.97%				0.00%	14.60%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	7.52	18	8.61	157	0.72%				0.90%	14.49%
V.I. Government Securities Fund - Series I	15.40	2	16.09	30	3.32%				0.90%	4.48%
V.I. Basic Value Fund - Series II	12.53	9	13.40	121	0.36%				0.00%	6.94%
V.I. Capital Appreciation Fund - Series II	11.73	2	13.52	21	0.72%				0.00%	15.26%
V.I. Core Equity Fund - Series II	10.49	5	11.45	58	0.68%				0.00%	9.15%
Van Kampen Comstock Portfolio	14.56	8	16.84	133	0.13%				0.00%	15.66%
Van Kampen Capital Growth Portfolio	13.80	2	16.50	34	0.00%				0.00%	19.57%
Van Kampen Mid Cap Value	8.57	*-	10.47	*-	1.11%				0.00%	22.17%
Putnam Variable Trust
Growth and Income Fund - Class IB	12.66	11	14.48	154	1.47%				0.00%	14.38%
International Equity Fund - Class IB	15.52 to 16.48	15	16.92 to 18.13	258	3.28%				0.00% to 0.90%	9.02% to 10.01%
New Opportunities Fund - Class IB	14.13	*-	16.90	1	0.36%				0.00%	19.60%
Small Cap Value Fund - Class IB	15.94	13	20.08	268	0.31%				0.00%	25.97%
Voyager Fund - Class IB	15.15	*-	18.30	*-	1.66%				0.00%	20.79%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	13.39	14	15.63	217	3.06%				0.00%	16.73%
Income Securities Fund - Class 2	16.60	9	18.71	169	6.57%				0.00%	12.71%
Mutual Shares Securities Fund - Class 2	14.75	17	16.40	273	1.57%				0.00%	11.19%
Large Cap Growth Securities Fund - Class 2	13.37	15	14.92	229	0.77%				0.00%	11.59%
U.S. Government Fund - Class 2	13.17	24	13.86	332	3.35%				0.00%	5.24%
Templeton Foreign Securities Fund - Class 2	20.23	32	21.93	700	1.81%				0.00%	8.40%
Templeton Growth Securities Fund - Class 2	15.97	10	17.16	166	1.37%				0.00%	7.45%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	35.49	6	42.21	254	0.54%				0.00%	18.93%
Van Kampen Emerging Markets Debt	13.90	*-	15.25	3	4.10%				0.00%	9.71%
Van Kampen Global Real Estate	15.92	*-	19.47	5	12.00%				0.00%	22.30%

DWS Variable Series I
Bond Portfolio - Class A	11.11	6	11.87	68	4.35%				0.00%	6.84%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	8.41 to 11.00	225	9.56 to 12.61	2,822	2.20%				0.00% to 0.90%	13.67% to 14.64%
Small Cap Index Fund - Class A	12.76 to 15.01	12	15.99 to 18.97	226	0.84%				0.00% to 0.90%	25.31% to 26.38%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

*- Less than 500

34

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.   Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$13.73 to $14.68	25	$18.09 to $19.51	$491	0.00%				0.00% to 0.90%	31.76% to 32.90%
Core Bond Fund	13.09 to 13.56	149	15.04 to 15.44	2,238	4.87%				0.00% to 0.90%	13.86% to 14.90%
Mid Cap Growth Fund	13.45 to 17.82	72	18.70 to 24.55	1,399	0.10%				0.00% to 0.90%	37.77% to 39.03%
High Yield Fund	11.38 to 12.15	161	16.54 to 17.81	2,861	6.67%				0.00% to 0.90%	45.34% to 46.58%
Large Cap Core Equity Fund	7.44 to 8.85	475	9.14 to 10.98	5,181	1.40%				0.00% to 0.90%	22.85% to 24.07%
Money Market Fund	11.62 to 11.96	93	11.62 to 12.06	1,114	0.94%				0.00% to 0.90%	0.00% to 0.84%
Third Avenue Value Fund	11.26 to 13.65	66	14.66 to 17.93	1,164	1.97%				0.00% to 0.90%	30.20% to 31.36%
Moderate ETF Fund	8.08 to 8.13	40	9.40 to 9.54	379	3.33%				0.00% to 0.90%	16.34% to 17.34%
Aggressive ETF Fund	7.31	2	8.90	21	3.20%				0.00% to 0.90%	21.75%
Enhanced ETF Fund	7.17	2	8.76	18	3.97%				0.00% to 0.90%	22.18%
Conservative ETF Fund	9.05	*-	10.12	*-	6.37%				0.00% to 0.90%	11.82%
The Alger Fund
Large Cap Growth Portfolio	6.08	9	8.90	77	0.65%				0.90%	46.38%
Small Cap Growth Portfolio	6.90	4	9.95	44	0.00%				0.90%	44.20%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	10.19	*-	13.26	4	0.00%				0.00%	30.13%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	20.87	2	19.78	43	3.41	%(3)	5.97%	(2.56)%	0.90%	(5.22)%
Commodity Real Return Portfolio	11.34	*-	16.05	4	6.25	%(3)	15.48%	(9.23)%	0.90%	41.53%
Total Return Portfolio	10.39	*-	11.85	4	3.45	%(3)	6.32%	(2.87)%	0.90%	14.05%
Guggenheim Investments
Alternative Strategies Allocations	9.82	*-	9.90	2	0.00%				0.90%	0.81%
Multi Hedge Strategies Allocations	10.13	*-	10.35	1	1.02%				0.90%	2.17%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.52	45	12.61	562	1.01%				0.00%	0.72%
Asset Manager Portfolio - Service Class 2	9.34 to 10.45	5	11.92 to 13.46	67	2.06	%(3)	2.23%	(0.17)%	0.00% to 0.90%	27.62% to 28.80%
Balanced Portfolio - Service Class 2	8.66 to 9.77	23	11.88 to 13.52	305	1.65	%(3)	1.76%	(0.11)%	0.00% to 0.90%	37.18% to 38.38%
Contrafund Portfolio - Service Class 2	10.40 to 11.77	55	13.96 to 15.94	871	1.06	%(3)	1.08%	(0.02)%	0.00% to 0.90%	34.23% to 35.43%
Equity-Income Portfolio - Service Class 2	7.76 to 8.85	53	9.98 to 11.50	602	1.90%				0.00% to 0.90%	28.61% to 29.94%
Growth Portfolio - Serivce Class 2	5.85 to 6.99	25	7.41 to 8.94	222	0.21	%(3)	0.29%	(0.08)%	0.00% to 0.90%	26.67% to 27.90%
Growth & Income Portfolio - Serivce Class 2	7.58 to 8.68	37	9.54 to 11.02	404	0.88%				0.00% to 0.90%	25.86% to 26.96%
Mid Cap Portfolio - Service Class 2	13.88 to 15.50	47	19.23 to 21.66	1,010	0.43	%(3)	0.91%	(0.48)%	0.00% to 0.90%	38.54% to 39.74%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

*- Less than 500

35

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
							Investment
							Income
	Beginning		Ending				Ratio as	Effect
	Unit Value	Units	Unit Value	Net Assets	Investment		originally	of	Expense Ratio	Total Return
Subaccount	Range	(000s)	Range	(000s)	Income Ratio (1)		reported (3)	Change (3)	Range (1)	Range (2)
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$7.66	*-	$9.50	$ *-	6.96	%(3)	7.16%	(0.20)%	0.00% to 0.90%	24.02%
Freedom 2015 - Service Class 2	7.48	1	9.35	6	4.52	%(3)	5.33%	(0.81)%	0.00% to 0.90%	25.00%
Freedom 2020 - Service Class 2	6.98	*-	8.97	4	4.93	%(3)	5.76%	(0.83)%	0.00% to 0.90%	28.51%
Freedom 2025 - Service Class 2	6.83	2	8.86	20	4.34	%(3)	4.93%	(0.59)%	0.00% to 0.90%	29.15%
Freedom 2030 - Service Class 2	6.48	2	8.50	14	2.96%				0.00% to 0.90%	31.17%
MFS Variable Insurance Trust
Growth Series - Initial Class	6.83	6	9.32	53	0.31%				0.90%	36.46%
Investors Trust Series - Initial Class	7.86	1	9.88	15	1.63%				0.90%	25.70%
Core Equity Series - Service Class	5.86 to 6.68	3	7.69 to 8.86	23	1.31%				0.00% to 0.90%	31.23% to 32.63%
Growth Series - Service Class	7.69	2	10.56	21	0.04%				0.00%	37.32%
Mid Cap Growth Series - Service Class	3.78 to 4.87	4	5.29 to 6.87	29	0.00%				0.00% to 0.90%	39.95% to 41.07%
New Discovery Series - Service Class	6.42 to 7.59	2	10.37 to 12.36	26	0.00%				0.00% to 0.90%	61.53% to 62.85%
Janus Aspen Series
Enterprise Portfolio - Service Shares	8.40	2	12.13	29	0.00%				0.00%	44.40%
Forty Growth Portfolio - Service Shares	10.11	16	14.76	234	0.01%				0.00%	45.99%
Worldwide Growth Portfolio - Service Shares	6.62	7	9.09	60	1.13%				0.00%	37.31%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	5.95	10	7.87	76	0.00%				0.00%	32.27%
Strategic Bond Fund/VA - Service Class	14.27	53	16.90	908	0.35%				0.00%	18.43%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	10.89	45	15.14	681	1.14%				0.00%	39.03%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	6.27	19	7.52	142	0.63%				0.90%	19.94%
V.I. Government Securities Fund - Series I	15.54	1	15.40	14	3.55%				0.90%	(0.90)%
V.I. Basic Value Fund - Series II	8.48	8	12.53	106	1.25%				0.00%	47.76%
V.I. Capital Appreciation Fund - Series II	9.72	1	11.73	12	0.23%				0.00%	20.68%
V.I. Core Equity Fund - Series II	8.19	5	10.49	54	1.67%				0.00%	28.08%
Van Kampen Comstock Portfolio	11.34	8	14.56	123	4.30%				0.00%	28.40%
Van Kampen Capital Growth Portfolio	8.33	1	13.80	13	0.00%				0.00%	65.67%
Van Kampen Mid Cap Value	6.16	*-	8.57	*-	1.91%				0.00%	39.12%
Putnam Variable Trust
Growth and Income Fund - Class IB	9.75	11	12.66	141	2.52%				0.00%	29.85%
International Equity Fund - Class IB	12.56 to 13.22	14	15.52 to 16.48	227	0.00%				0.00% to 0.90%	23.57% to 24.66%
New Opportunities Fund - Class IB	10.69	*-	14.13	1	0.38%				0.00%	32.18%
Small Cap Value Fund - Class IB	12.12	17	15.94	272	1.55%				0.00%	31.52%
Voyager Fund - Class IB	9.24	*-	15.15	1	0.47%				0.00%	63.96%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	10.58	11	13.39	149	4.49%				0.00%	26.56%
Income Securities Fund - Class 2	12.25	9	16.60	148	9.38%				0.00%	35.51%
Mutual Shares Securities Fund - Class 2	11.70	16	14.75	237	1.86%				0.00%	26.07%
Large Cap Growth Securities Fund - Class 2	10.31	15	13.37	204	1.33%				0.00%	29.68%
U.S. Government Fund - Class 2	12.77	23	13.17	308	2.46%				0.00%	3.13%
Templeton Foreign Securities Fund - Class 2	14.76	32	20.23	646	3.39%				0.00%	37.06%
Templeton Growth Securities Fund - Class 2	12.18	10	15.97	162	2.93%				0.00%	31.12%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	20.86	4	35.49	147	0.00%				0.00%	70.13%
Van Kampen Emerging Markets Debt	10.68	*-	13.90	1	1.46%				0.00%	30.15%
Van Kampen Global Real Estate	11.26	*-	15.92	1	0.00%				0.00%	41.39%
DWS Variable Series I
Bond Portfolio - Class A	10.10	7	11.11	68	8.14%				0.00%	10.00%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	6.72 to 8.70	404	8.41 to 11.00	4,396	2.44%				0.00% to 0.90%	25.15% to 26.44%
Small Cap Index Fund - Class A	10.17 to 11.86	12	12.76 to 15.01	179	1.96%				0.00% to 0.90%	25.47% to 26.56%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

(3) Certain Investment Income Ratios have been restated. See Note 1 for further discussion.

 *- Less than 500

36

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Columbus Life Insurance Company

Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Registered Public

Accounting Firm

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2013, 2012 and 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Columbus Life Insurance Company (the Company) as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

1

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

April 25, 2014

2

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2013	2012
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$2,577,084	$2,487,736
Preferred and common stocks	98,819	41,408
Mortgage loans	110,459	88,699
Policy loans	65,534	68,454
Cash, cash equivalents and short-term investments	20,007	14,941
Receivable for securities	713	504
Derivatives	8,132	2,516
Securities lending reinvested collateral assets	5,594	2,943
Other invested assets	115,477	117,312
Total cash and invested assets	3,001,819	2,824,513

Investment income due and accrued	29,757	27,800
Premiums deferred and uncollected	9,658	8,719
Current federal income taxes recoverable from parent	—	1,178
Net deferred income tax asset	24,051	27,362
Other admitted assets	27,068	24,372
Separate account assets	106,594	97,271
Total admitted assets	$3,198,947	$3,011,215

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,528,684	$2,398,871
Accident and health reserves	2,302	2,505
Liability for deposit-type contracts	162,432	167,372
Policy and contract claims	12,593	14,430
Dividends payable to policyholders	11,466	11,666
Premiums received in advance	108	115
Total policy and contract liabilities	2,717,585	2,594,959

General expense due and accrued	750	—
Current federal income taxes payable to parent	184	—
Transfer to (from) separate accounts due and accrued, net	(8,370)	(7,678)
Asset valuation reserve	39,164	28,795
Interest maintenance reserve	6,068	8,268
Other liabilities	39,954	36,509
Derivatives	2,493	568
Payable for securities lending	43,759	37,750
Separate account liabilities	106,594	97,271
Total liabilities	2,948,181	2,796,442

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	131,816	81,816
Accumulated surplus	108,950	122,957
Total capital and surplus	250,766	214,773
Total liabilities and capital and surplus	$3,198,947	$3,011,215

See accompanying notes.

3

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2013	2012	2011
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$228,588	$191,845	$238,583
Net investment income	144,859	145,742	147,550
Considerations for supplementary contracts with life contingencies	757	1,116	175
Amortization of the interest maintenance reserve	1,317	999	(111)
Fees from management of separate accounts	1,515	1,452	1,410
Other revenues	927	965	1,204
Total premiums and other revenues	377,963	342,119	388,811

Benefits paid or provided:
Death benefits	91,433	107,310	79,270
Annuity benefits	19,229	19,225	16,585
Disability and accident and health benefits	1,263	1,287	1,375
Surrender benefits	80,082	80,368	80,292
Payments on supplementary contracts with life contingencies	899	1,163	1,038
Other benefits	596	603	681
Increase (decrease) in policy reserves and other policyholders’ funds	134,371	70,714	129,594
Total benefits paid or provided	327,873	280,670	308,835

Insurance expenses and other deductions:
Commissions	24,411	17,997	20,469
General expenses	35,814	29,268	28,814
Net transfers to (from) separate accounts	1,040	(135)	5,958
Other deductions	3,754	2,594	(689)
Total insurance expenses and other deductions	65,019	49,724	54,552

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(14,929)	11,725	25,424

Dividends to policyholders	11,259	11,524	12,203
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(26,188)	201	13,221
Federal income tax expense (benefit), excluding tax on capital gains	(3,726)	(3,761)	816
Gain (loss) from operations before net realized capital gains (losses)	(22,462)	3,962	12,405
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(2,387)	(2,906)	(4,573)
Net income (loss)	$(24,849)	$1,056	$7,832

See accompanying notes.

4

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common	Paid-In	Accumulated	Total Capital
	Stock	Surplus	Surplus	and Surplus
	(In Thousands)

Balance, January 1, 2011	$10,000	$81,816	$166,713	$258,529
Net income (loss)	—	—	7,832	7,832
Change in net deferred income tax	—	—	6,544	6,544
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(639))	—	—	(5,179)	(5,179)
Net change in nonadmitted assets and related items	—	—	(6,945)	(6,945)
Change in liability for reinsurance in unauthorized companies	—	—	(508)	(508)
Change in asset valuation reserve	—	—	295	295
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(4,329)	(4,329)
Dividends to stockholder	—	—	(50,000)	(50,000)
Balance, December 31, 2011	10,000	81,816	114,423	206,239
Net income (loss)	—	—	1,056	1,056
Change in net deferred income tax	—	—	880	880
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,626)	—	—	12,000	12,000
Net change in nonadmitted assets and related items	—	—	(1,342)	(1,342)
Change in liability for reinsurance in unauthorized companies	—	—	508	508
Change in asset valuation reserve	—	—	(4,568)	(4,568)
Balance, December 31, 2012	10,000	81,816	122,957	214,773
Net income (loss)	—	—	(24,849)	(24,849)
Change in net deferred income tax	—	—	11,723	11,723
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $6,720)	—	—	20,620	20,620
Net change in nonadmitted assets and related items	—	—	(11,132)	(11,132)
Change in asset valuation reserve	—	—	(10,369)	(10,369)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2013	$10,000	$131,816	$108,950	$250,766

See accompanying notes.

5

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2013	2012	2011
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$228,973	$192,839	$238,534
Net investment income received	153,009	148,011	146,207
Benefits paid	(199,124)	(213,899)	(170,536)
Net transfers (to) from separate accounts	(1,731)	2,607	(5,162)
Commissions and expense paid	(63,219)	(48,220)	(50,440)
Dividends paid to policyholders	(11,459)	(11,379)	(11,712)
Federal income taxes recovered (paid)	3,849	(774)	(400)
Other, net	2,442	2,417	2,433
Net cash provided by operating activities	112,740	71,602	148,924

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	476,607	423,480	323,694
Preferred and common stocks	5,201	8,625	9,392
Mortgage loans	12,373	9,028	5,097
Other invested assets	3,411	1,455	4,921
Net gains (losses) on cash, cash equivalents and short-term investments	2	4	(8)
Miscellaneous proceeds	2,486	8,285	—
Net proceeds from investments sold, matured or repaid	500,080	450,877	343,096
Cost of investments acquired:
Debt securities	(574,766)	(507,393)	(421,044)
Preferred and common stocks	(313)	(1,142)	(970)
Mortgage loans	(34,138)	(16,250)	(14,600)
Other invested assets	(1)	(7)	(18,296)
Miscellaneous applications	(4,139)	—	(3,604)
Total cost of investments acquired	(613,357)	(524,792)	(458,514)
Net change in policy and other loans	2,920	2,261	2,749
Net cash used in investing activities	(110,357)	(71,654)	(112,669)

Miscellaneous activities
Capital and paid in surplus, less treasury stock	988	—
Net deposits on deposit-type contract funds and other insurance liabilities	(4,940)	4,741	4,639
Dividends paid to stockholder	—	—	(57,521)
Other cash provided (applied)	6,635	(40,787)	(18,631)
Net cash provided by (used in) miscellaneous activities	2,683	(36,046)	(71,513)

Net change in cash, cash equivalents and short-term investments	5,066	(36,098)	(35,258)
Cash, cash equivalents and short-term investments:
Beginning of year	14,941	51,039	86,297
End of year	$20,007	$14,941	$51,039

Cash flow information for noncash transactions
Capital contribution from The Western and Southern Life Insurance Company in the form of common stock	$49,012	$—	$—
Dividends paid to The Western and Southern Life Insurance Company in the form of debt securities	$—	$—	$(17,479)

See accompanying notes.

6

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2013

1. Nature of Operations and Significant Accounting Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2013, approximately 54.5% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Indiana, Minnesota, Missouri, Ohio, and Utah.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. The Department has the right to permit other specific practices that deviate from NAIC SAP.

At December 31, 2013 and 2012, there are no differences in the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the state of Ohio. Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

7

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

8

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

9

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

10

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

11

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2013	2012*
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$250,766	$214,773
Deferred policy acquisition costs	137,717	80,213
Policy reserves	(62,666)	(128,785)
Asset valuation and interest maintenance reserves	45,232	37,063
Income taxes	(89,147)	(129,234)
Net unrealized on available-for-sale securities	169,727	328,102
Reinsurance recoverable	70,996	113,933
Other, net	5,778	1,451
Stockholder’s equity, GAAP basis	$528,403	$517,516

12

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2013	2012*	2011*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$(24,849)	$1,056	$7,832
Deferred policy acquisition costs	6,799	7,638	33,970
Policy reserves	39,370	9,237	(1,242)
Income taxes	(13,165)	(7,473)	(6,290)
Interest maintenance reserve	(2,200)	2,631	1,338
Investment write-downs	4,248	1,560	253
Other invested assets adjustments	5,913	8,619	5,462
Other, net	5,714	2,891	(6,375)
Net income (loss), GAAP basis	$21,830	$26,159	$34,948

* Effective January 1, 2012, the Company changed its method of accounting for the cost of long duration universal life and traditional life reinsurance contracts. In conjunction with this change, changes were also made to the Company’s accounting policy regarding estimated gross profits/margins and excess reserves established in accordance with SOP 03-1. In addition, it was determined that additional reserves were needed in accordance with SOP 03-1.  The Company’s 2011 and 2012 financial statements have been restated to reflect the change in accounting and correction of an error to each year in order to present comparable financial statement data.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

13

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks, other than Federal Home Loan Bank (FHLB) stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2013 and 2012, the Company owned $6.5 million and $6.2 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

14

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

15

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2013	2012
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% — 3%	1.3%	1.4%
1958 Commissioners Standard Ordinary, 2-1/2% — 4-1/2%	11.4	12.1
1980 Commissioners Standard Ordinary, 4% — 6%	40.2	43.0
2001 Commissioners Standard Ordinary, 3.5% — 4-1/2%	17.0	13.6
Annuities:
Various, 2-1/2% — 7-1/2%	29.2	28.9
Supplemental benefits:
Various, 2-1/2% — 7-1/2%	0.7	0.8
Other, 2% — 5-1/2%	0.2	0.2
	100.0%	100.0%

16

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2013 and 2012, reserves of $58.9 million and $44.0 million, respectively, were recorded on in-force amounts of $2,473.1 million and $2,327.0 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

17

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2013 and 2012. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2013, the Company has loaned $42.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank.  At December 31, 2012, the Company had loaned $36.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon.  The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities.  The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%.  If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company non-admits that portion of the loaned security.  At December 31, 2013 and 2012, the Company did not non-admit any portion of the loaned securities. The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent.

18

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2013 and 2012, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2013, the collateral for all securities on loan could be requested to be returned on demand by the borrower.  At December 31, 2013, the fair value of the total collateral is $43.7 million, $38.1 million of which is managed by an affiliated agent and $5.6 million of which is managed by an unaffiliated agent.  At December 31, 2012, the fair value of the total collateral was $37.8 million, $34.8 million of which was managed by an affiliated agent and $3.0 million of which was managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2013:

	Amortized Cost	Fair Value
	(In Thousands)
Open	$—	$—
30 days or less	26,500	26,499
31 to 60 days	5,249	5,249
61 to 90 days	4,088	4,089
91 to 120 days	253	253
121 to 180 days	1,028	1,027
181 to 365 days	1,712	1,713
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	4,900	4,901
Total collateral	$43,730	$43,731

At December 31, 2013, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $43.7 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

19

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any transactions that extend beyond one year from the reporting date.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. All separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

20

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2013 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 25, 2014.

21

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$21,581	$314	$(23)	$21,872
Debt securities issued by states of the U.S. and political subdivisions of the states	14,864	850	(329)	15,385
Corporate securities	1,877,460	166,961	(15,477)	2,028,944
Commercial mortgage-backed securities	209,914	7,360	(2,216)	215,058
Residential mortgage-backed securities	311,552	12,530	(6,763)	317,319
Asset-backed securities	141,713	6,855	(2,783)	145,785
Total	$2,577,084	$194,870	$(27,591)	$2,744,363

22

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$29,453	$636	$(132)	$29,957
Debt securities issued by states of the U.S. and political subdivisions of the states	18,664	1,967	—	20,631
Corporate securities	1,725,012	292,693	(1,275)	2,016,430
Commercial mortgage-backed securities	205,953	15,640	(62)	221,531
Residential mortgage-backed securities	380,062	20,077	(9,282)	390,857
Asset-backed securities	128,592	10,238	(1,615)	137,215
Total	$2,487,736	$341,251	$(12,366)	$2,816,621

At December 31, 2013 and 2012, the Company held unrated or less-than-investment grade corporate debt securities with a book/adjusted carrying value of $175.7 million and $205.7 million, respectively, and an aggregate fair value of $179.4 million and $205.3 million, respectively. Those holdings amounted to 6.8% and 8.3%, respectively, of the Company’s investments in debt securities and 5.5% and 6.8%, respectively, of the Company’s total admitted assets as of December 31, 2013 and 2012. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

23

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2013:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$77,954	$20,865	$—	$98,819
	$77,954	$20,865	$—	$98,819
At December 31, 2012:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$30,537	$10,871	$—	$41,408
	$30,537	$10,871	$—	$41,408

24

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(23)	$3,951	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(329)	2,671	—	—
Corporate securities	(15,079)	333,875	(398)	9,332
Commercial mortgage-backed securities(1)	(2,216)	60,575	—	—
Residential mortgage-backed securities(1)	(3,323)	83,878	(3,440)	36,885
Asset-backed securities(1)	(2,771)	49,369	(12)	557
Total	$(23,741)	$534,319	$(3,850)	$46,774

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$—	$—	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.

25

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(132)	$14,736	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(533)	32,675	(742)	18,474
Commercial mortgage-backed securities(1)	(62)	9,957	—	—
Residential mortgage-backed securities(1)	(1,513)	8,892	(7,769)	75,034
Asset-backed securities(1)	(31)	791	(1,584)	16,101
Total	$(2,271)	$67,051	$(10,095)	$109,609

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$—	$—	$—	$—

(1) Amounts relate to securities subject to SSAP 43R.

Investments that are impaired at December 31, 2013 and 2012, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities. The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also

26

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 4.5% and 6.5% of the carrying value of these securities at December 31, 2013 and 2012, respectively. At December 31, 2013, there were a total of 319 securities held that are considered temporarily impaired, 36 of which have been impaired for 12 months or longer. At December 31, 2012, there were a total of 115 securities held that are considered temporarily impaired, 66 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.1 million, $6.2 million, and $6.8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2013, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2013:

05949CBH5	$6,666	$6,586	$80	$6,586	$6,581	12/31/2013
12628LAJ9	1,021	975	46	975	800	12/31/2013
12667G7H0	3,928	3,921	7	3,921	3,755	12/31/2013
12667GAH6	6,000	5,879	121	5,879	5,701	12/31/2013
12668ANW1	354	351	3	351	341	12/31/2013
126694HK7	279	277	2	277	277	12/31/2013
126694JX7	777	766	11	766	760	12/31/2013
126694KZ0	618	544	74	544	539	12/31/2013
225470QY2	1,003	897	106	897	406	12/31/2013

27

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
(In Thousands)

For the year ended December 31, 2013 (continued):

251510FX6	520	512	8	512	461	12/31/2013
32051GRW7	1,514	1,497	17	1,497	1,461	12/31/2013
32051GSD8	909	888	21	888	855	12/31/2013
45660LS83	2,061	2,033	28	2,033	2,001	12/31/2013
466247ZQ9	1,638	1,618	20	1,618	1,601	12/31/2013
52552HAN2	327	289	38	289	272	12/31/2013
52523KAJ3	334	333	1	333	258	12/31/2013
52524MAV1	354	340	14	340	241	12/31/2013
61749EAF4	1,092	1,052	40	1,052	979	12/31/2013
61751DAH7	2,486	2,298	188	2,298	2,204	12/31/2013
75970JAJ5	2,224	2,142	82	2,142	1,791	12/31/2013
759950GY8	371	364	7	364	313	12/31/2013
76114AAB6	2,480	2,403	77	2,403	2,169	12/31/2013
863579P85	528	521	7	521	522	12/31/2013
93935WAD6	1,339	1,307	32	1,307	1,186	12/31/2013
126694JX7	921	834	87	834	829	09/30/2013
52523KAJ3	356	337	19	337	222	09/30/2013
86359DSR9	2,827	2,769	58	2,769	2,769	09/30/2013
93935WAD6	1,491	1,389	102	1,389	1,237	09/30/2013
05950PAJ2	684	640	44	640	589	06/30/2013
12628LAJ9	1,111	1,107	4	1,107	946	06/30/2013
12667GXD0	2,197	2,088	109	2,088	1,987	06/30/2013
32051GSD8	1,038	1,015	23	1,015	970	06/30/2013
466247ZQ9	1,914	1,869	45	1,869	1,788	06/30/2013
Total	$ XXX	$ XXX	$1,521	$ XXX	$ XXX

28

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2013, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2013, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$80,041	$81,247
After one through five	323,046	354,104
After five through ten	521,885	539,942
After ten	988,933	1,090,908
Mortgage-backed securities/Asset-backed securities	663,179	678,162
Total	$2,577,084	$2,744,363

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2013, 2012, and 2011 were $267.6 million, $267.3 million, and $101.0 million; gross gains of $5.2 million, $8.5 million, and $2.8 million; and gross losses of $6.8 million, $2.2 million, and $0.8 million were realized on these sales in 2013, 2012 and 2011, respectively.

Proceeds from sales of investments in equity securities during 2013, 2012 and 2011 were $5.2 million, $7.6 million, and $9.4 million; gross gains of $3.3 million, $1.5 million, and $2.9 million; and gross losses of $0.0 million, $0.1 million, and $0.0 million were realized on these sales in 2013, 2012 and 2011, respectively.

29

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Realized capital gains (losses)	$(2,030)	$2,630	$(915)
Less amount transferred to IMR (net of related taxes (benefits) of ($475) in 2013, $1,955 in 2012, and $660 in 2011)	(883)	3,630	1,227
Less federal income tax expense (benefit) of realized capital gains (losses)	1,240	1,906	2,431
Net realized capital gains (losses)	$(2,387)	$(2,906)	$(4,573)

Net investment income consisted of the following for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Debt securities	$135,916	$136,045	$138,199
Equity securities	1,172	1,200	1,192
Mortgage loans	6,045	6,699	5,251
Policy loans	4,317	4,460	4,673
Cash, cash equivalents and short-term investments	73	188	189
Other invested assets	(2,391)	(2,314)	(1,343)
Derivative instruments	—	1	1
Other	1,328	821	708
Gross investment income	146,460	147,100	148,870
Investment expenses	1,601	1,358	1,320
Net investment income	$144,859	$145,742	$147,550

30

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2013, 56.7% of such mortgages, or $62.6 million, involved properties located in Florida, Illinois, and Ohio. Such investments consist of primarily first mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $18.0 million. During 2013, the respective maximum and minimum lending rates for mortgage loans issued were 4.1% and 8.0%, respectively. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%. During 2013, the Company did not reduce interest rates on any outstanding mortgages.

The Company utilizes customized call options to hedge the S&P 500 index exposure embedded in indexed universal life policies.  The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500.  At the beginning of these contracts, a premium is either paid or received for transferring the related risk.  The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates.  The call options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses.  The change in fair value was $2.8 million, $0.4 million and $(0.4) million for the years ended December 31, 2013, 2012, and 2011, respectively.

Information related to the Company’s derivative instruments and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2013	2012
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$8,132	$2,516
Gross amounts offset	—	—
Net amount of assets	$8,132	$2,516

Derivative liabilities:
Gross amount of recognized liabilities	$(2,493)	$(568)
Gross amounts offset	—	—
Net amount of liabilities	$(2,493)	$(568)

31

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options. The fair value of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows

32

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities and auction rate securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for

33

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs. The fair values interest rate swaps qualifying for hedge accounting treatment are determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

34

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013
Assets:
Bonds, industrial and misc.	$1,900	$—	$1,900	$—
Common stocks, unaffiliated	92,308	92,308	—	—
Derivative assets	8,132	—	8,132	—
Separate account assets*	34,048	34,048	—	—
Total assets	$136,388	$126,356	$10,032	$—

Liabilities:
Derivative liabilities	$(2,493)	$—	$(2,493)	$—

35

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
At December 31, 2012	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Residential mortgage-backed securities	$4,280	$—	$4,280	$—
Common stocks, unaffiliated	35,210	35,210	—	—
Derivative assets	2,516	—	—	2,516
Separate account assets*	29,611	29,611	—	—
Total assets	$71,617	$64,821	$4,280	$2,516

Liabilities:
Derivative liabilities	$(568)	$—	$—	$(568)

*     Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2013	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2013
	(In Thousands)
Assets:
Derivative assets	$2,516	$—	$—	$—	$—	$(2,516)	$—
Total assets	$2,516	$—	$—	$—	$—	$(2,516)	$—

Liabilities:
Derivative liabilities	$(568)	$—	$—	$—	$—	$(568)	$—

36

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

*           Transfers out of Level 3 are because the price source has changed to using a third-party pricing service or model utilizing market observable inputs.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2012	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2012
	(In Thousands)
Assets:
Residential mortgage-backed securities	$3,623	$(667)	$1,501	$(758)	$—	$(3,699)	$—
Derivative assets	2,031	(122)	662	(55)	—	—	2,516
Total assets	$5,654	$(789)	$2,163	$(813)	$—	$(3,699)	$2,516

Liabilities:
Derivative liabilities	$(504)	$945	$(232)	$(777)	$—	$—	$(568)

*           Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Residential mortgage-backed securities	$—	$—	$—	$(758)	$(758)
Derivative assets	3,254	—	—	(3,309)	(55)
Derivative liabilities	—	(1,167)	—	390	(777)
Total	$3,254	$(1,167)	$—	$(3,677)	$(1,590)

37

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 and 2012.

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2013
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,577,084	$2,744,363	$7,572	$2,625,947	$110,844
Common stock, unaffiliated**	98,819	98,819	98,819	—	—
Mortgage loans	110,459	118,076	—	—	118,076
Cash, cash equivalents and short-term investments	20,007	20,006	20,006	—	—
Other invested assets, surplus notes	16,108	18,476	—	18,476	—
Securities lending reinvested collateral assets	5,594	5,594	5,594	—	—
Derivative assets	8,132	8,132	—	8,132	—
Separate acct. assets	106,594	109,693	37,101	72,592	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$853,436	$876,221	$—	$—	$876,221
Derivative liabilities	2,493	6,848	—	2,493	4,355
Securities lending liability	43,759	43,759	—	—	43,759
Separate acct. liabilities*	65,872	67,857	—	—	67,857

*            Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**     Includes FHLB common stock which is held at cost.

38

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	December 31, 2012
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,487,736	$2,816,621	$27,226	$2,685,633	$103,762
Preferred stocks	—	—	—	—	—
Common stock, unaffiliated**	41,408	41,408	41,408	—	—
Mortgage loans	88,699	100,258	—	—	100,258
Cash, cash equivalents and short-term investments	14,941	14,941	14,941	—	—
Other invested assets, surplus notes	16,124	20,232	—	20,232	—
Securities lending reinvested collateral assets	2,943	2,986	2,986	—	—
Derivative assets	2,516	2,516	—	—	2,516
Separate acct. assets	97,271	103,643	32,507	69,761	1,375

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$810,718	$874,484	$—	$—	$874,484
Derivative liabilities	568	568	—	—	568
Securities lending liability	37,750	37,750	—	—	37,750
Separate acct. liabilities*	62,031	67,597	—	—	67,597

*            Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**    Includes FHLB common stock which is held at cost.

39

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

On December 18, 2013, the Company received a $50.0 million capital contribution from Western and Southern.  The capital contribution consisted of $1.0 million in cash and $49.0 in common stocks at fair value.

The Company paid a $26.0 million extraordinary dividend and a $6.5 million extraordinary dividend to its parent, Western and Southern, on December 5, 2011 and December 29, 2011, respectively. The dividends were in the form of cash.

The Company paid a $14.7 million extraordinary dividend and a $2.8 million extraordinary dividend to its parent, Western and Southern, on December 20, 2011 and December 28, 2011, respectively. The dividends were in the form of bonds at fair value.

The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2013 or 2012.  The Company had $1.9 million and $1.0 million payable to parent, subsidiaries and affiliates as of December 31, 2013 and 2012, respectively.  The terms of the settlement generally require that these amounts be settled in cash within 30 days.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

40

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

On July 1, 1986, the Company entered into an agreement (the “agreement”) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2013	2012
	(In Thousands)

Life and annuity reserves	$608,072	$620,773
Accident and health reserves	2,321	2,518

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Direct premiums	$269,990	$231,403	$277,636
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(41,402)	(39,558)	(39,053)
Net premiums	$228,588	$191,845	$238,583

41

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2013	2012	2011
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	55,734	70,597	59,563
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	98,064	108,653	100,292
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	5,812	6,469	2,850

In 2013, 2012 and 2011, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2013, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2013, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2013, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2013 if all reinsurance agreements were cancelled.

42

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(0.2) million and $1.2 million as of December 31, 2013 and 2012, respectively. The tax years of 2013, 2012, 2011, 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2013, in the event of future net losses is $0.0 million, $0.0 million, and $4.1 million from 2013, 2012 and 2011, respectively.

The components of net deferred tax asset/(liability) at December 31 are as follows:

		12/31/2013 (in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$81,974	$2,461	$84,435
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a — b)	81,974	2,461	84,435
(d)	Deferred tax assets nonadmitted	25,438	—	25,438
(e)	Subtotal net admitted deferred tax assets (c — d)	56,536	2,461	58,997
(f)	Deferred tax liabilities	13,605	21,341	34,946
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e — f)	$42,931	$(18,880)	$24,051

		12/31/2012 (in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$71,968	$3,770	$75,738
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a — b)	71,968	3,770	75,738
(d)	Deferred tax assets nonadmitted	17,125	—	17,125
(e)	Subtotal net admitted deferred tax assets (c — d)	54,843	3,770	58,613
(f)	Deferred tax liabilities	16,265	14,986	31,251
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e — f)	$38,578	$(11,216)	$27,362

43

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change (in thousands)
		(7)	(8)	(9)
		(Col 1-4)	(Col 2-5)	(Col 7+8)
Change:		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$10,006	$(1,309)	$8,697
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a — b)	10,006	(1,309)	8,697
(d)	Deferred tax assets nonadmitted	8,313	—	8,313
(e)	Subtotal net admitted deferred tax assets (c — d)	1,693	(1,309)	384
(f)	Deferred tax liabilities	(2,660)	6,355	3,695
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e — f)	$4,353	$(7,664)	$(3,311)

			12/31/2013 (in thousands)
					(3)
			(1)	(2)	(Col 1+2)
Admission Calculation Components SSAP No. 101			Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		23,674	376	24,050
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,674	376	24,050
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	34,007
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		32,862	2,085	34,947
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$56,536	$2,461	$58,997

44

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

			12/31/2012 (in thousands)
					(6)
			(4)	(5)	(Col 4+5)
Admission Calculation Components SSAP No. 101			Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$—	$865	$865
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		23,591	2,905	26,496
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,591	2,905	26,496
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	27,664
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		31,252	—	31,252
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$54,843	$3,770	$58,613

			Change (in thousands)
			(7)	(8)	(9)
			(Col 1-4)	(Col 2-5)	(Col 7+8)
Admission Calculation Components SSAP No. 101			Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$—	$(865)	$(865)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		83	(2,529)	(2,446)
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	83	(2,529)	(2,446)
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	6,343
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		1,610	2,085	3,695
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$1,693	$(1,309)	$384

45

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2013	2012
		(in thousands)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	826%	736%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$32,887	$30,184

		12/31/2013
		(1)	(2)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:
(a)	Adjusted gross DTAs amount	$81,974	$2,461
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.31%	0.45%
(c)	Net Admitted Adjusted Gross DTAs amount	$56,536	$2,461
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	4.73%	0.64%

		12/31/2012
		(3)	(4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:
(a)	Adjusted gross DTAs amount	$71,968	$3,770
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.64%	4.98%
(c)	Net Admitted Adjusted Gross DTAs amount	$54,843	$3,770
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.41%	6.43%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:
(a)	Adjusted gross DTAs amount	$10,006	$(1,309)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.67%	(4.53)%
(c)	Net Admitted Adjusted Gross DTAs amount	$1,693	$(1,309)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	1.32%	(5.79)%

46

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		12/31/2013	12/31/2012	12/31/2011
		(in thousands)
(1) Current income tax
(a)	Federal	$661	$1,232	$4,285
(b)	Foreign	—	11	—
(c)	Subtotal	661	1,243	4,285
(d)	Federal income tax on net capital gains	1,240	1,906	2,431
(e)	Utilization of capital loss carryforwards	—	—	—
(f)	Other	(4,387)	(5,004)	(3,469)
(g)	Federal and foreign income taxes incurred	$(2,486)	$(1,855)	$3,247

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2013	12/31/2012	Change
				(in thousands)
(2)	Deferred tax assets:
	(a)	Ordinary
	(1)	Discounting of unpaid losses		$—	$—	$—
	(2)	Unearned premium revenue		—	—	—
	(3)	Policyholder reserves		43,521	38,803	4,718
	(4)	Investments		—	—	—
	(5)	Deferred acquisition costs		22,725	21,607	1,118
	(6)	Policyholder dividends accrual		2,961	3,101	(140)
	(7)	Fixed assets		—	—	—
	(8)	Compensation and benefits accrual		9,349	8,158	1,191
	(9)	Pension accrual		—	—	—
	(10)	Receivables — nonadmitted		3,363	236	3,127
	(11)	Net operating loss carryforward		—	—	—
	(12)	Tax credit carryforward		—	—	—
	(13)	Other		55	63	(8)
		(99)	Subtotal	81,974	71,968	10,006
	(b)	Statutory valuation allowance adjustment		—	—	—
	(c)	Nonadmitted		25,438	17,125	8,313
	(d)	Admitted ordinary deferred tax assets (2a99 — 2b — 2c)		56,536	54,843	1,693
	(e)	Capital:
	(1)	Investments		2,461	3,770	(1,309)
	(2)	Net capital loss carryforward		—	—	—
	(3)	Real estate		—	—	—
	(4)	Other		—	—	—
		(99)	Subtotal	2,461	3,770	(1,309)
	(f)	Statutory valuation allowance adjustment		—	—	—
	(g)	Nonadmitted		—	—	—
	(h)	Admitted capital deferred tax assets (2e99— 2f — 2g)		2,461	3,770	(1,309)
	(i)	Admitted deferred tax assets (2d + 2h)		$58,997	$58,613	$384

47

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2013	12/31/2012	Change
				(in thousands)
(3)	Deferred tax liabilities:
	(a)	Ordinary:
		(1)	Investments	$9,868	$13,137	$(3,269)
		(2)	Fixed assets	—	—	—
		(3)	Deferred and uncollected premium	3,380	3,039	341
		(4)	Policyholder reserves	100	—	100
		(5)	Other	257	89	168
			(99)Subtotal	13,605	16,265	(2,660)
	(b)	Capital:
		(1)	Investments	21,341	14,986	6,355
		(2)	Real estate	—	—	—
		(3)	Other	—	—	—
			(99) Subtotal	21,341	14,986	6,355
	(c)	Deferred tax liabilities (3a99 + 3b99)		$34,946	$31,251	$3,695

(4)	Net deferred tax assets (liabilities) (2i — 3c)			$24,051	$27,362	$(3,311)

Among the more significant book to tax adjustments were the following:

	12/31/2013	Effective Tax Rate	12/31/2012	Effective Tax Rate	12/31/2011	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)
Provision computed at statutory rate	$(9,166)	35.00%	$70	35.00%	$4,627	35.00%
Dividend received deduction	(53)	0.20	(102)	(50.84)	(113)	(0.85)
Tax credits	(5,031)	19.21	(6,192)	(3,082.44)	(6,196)	(46.86)
Other invested assets	2,692	(10.28)	2,166	1,078.15	(1,565)	(11.84)
Nonadmitted assets	(3,127)	11.94	20	9.78	(13)	(0.10)
Other	(336)	1.29	383	190.47	283	2.14
Total statutory income taxes	$(15,021)	57.36%	$(3,655)	(1,819.88)%	$(2,977)	(22.51)%

Federal and foreign income taxes incurred	$(3,726)	14.23%	$(3,761)	(1,872.55)%	$816	6.17%
Change in net deferred income taxes*	(11,295)	43.13	106	52.67	(3,793)	(28.68)
Total statutory income taxes	$(15,021)	57.36%	$(3,655)	(1,819.88)%	$(2,977)	(22.51)%

*                 Excludes change in net deferred income taxes on realized gains/losses of $(428), $(986) and $(2,751) for the years ended December 31, 2013, 2012 and 2011, respectively.

At December 31, 2013, the Company had $0 of operating loss carryforwards and $0 of deferred tax liabilities that are not recognized.

48

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2013 and 2012, the Company exceeded the minimum risk-based capital standards.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $25.1 million in 2014 without seeking prior regulatory approval based on capital and surplus of $250.8 million at December 31, 2013.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple state treasurers and controllers concerning the identification, reporting and escheatment of unclaimed insurance policy benefits and other allegedly abandoned funds.  The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders.   The Company has reached an agreement with numerous states regarding this audit activity that will result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, and accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators.  The amount of loss that the Company will ultimately recognize as a result of these audits cannot be reasonably estimated.

49

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

The Company is also currently the subject of multistate insurance department regulatory inquiries and examinations with a similar focus as the state treasurer and controller audits regarding processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders.  The examination activity may result in (but is not necessarily limited to) required outreach and payments to beneficiaries, changes to procedures, and administrative contributions.  The amount of loss, if any, that the Company may ultimately recognize as a result of these examinations cannot be reasonably estimated.

At December 31, 2013, the Company does not have any material leases for office space or equipment.

At December 31, 2013, the Company has future commitments to provide additional capital contributions of $0.9 million to private equity joint ventures, limited partnerships and limited liability companies, excluding those related to Low Income Housing Tax Credits.

At December 31, 2013, the Company has future commitments to provide additional capital contributions of $0.9 million to private equity joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

50

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2013, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$65,872	$—	$65,872	6.6%
At book value less current surrender charge of 5% or more	116,557	—	—	116,557	11.7
At fair value	—	—	—	—	—
Total with adjustment or at market value	116,557	65,872	—	182,429	18.3
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	702,743	—	—	702,743	70.6
Not subject to discretionary withdrawal	110,672	—	—	110,672	11.1
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	929,972	65,872	—	995,844	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit-type contract liabilities	$929,972	$65,872	$—	$995,844

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

51

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Federal Home Loan Bank

The Company is a member of the Federal Home Loan Bank (FHLB) of Cincinnati. Through its association with the FHLB of Cincinnati and by purchasing a specified amount of FHLB stock, the Company can enter into deposit contracts (funding agreements). The Company has issued funding agreements to the FHLB of Cincinnati in exchange for cash advances in the amount of $84.0 million. These contracts will mature in 2018. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. The table below indicates the amounts of FHLB of Cincinnati stock purchased, collateral pledged, assets and liabilities related to the agreement with the FHLB of Cincinnati, which are included in the liability for deposit-type contracts in the balance sheet.

		2013	2012
		(In Thousands)

FHLB stock purchased/owned as part of the agreement		$6,510	$6,198
Collateral pledged to the FHLB		115,235	121,944
Borrowing capacity currently available		20,320	21,199
Total reserves related to funding agreements		84,025	86,030
Agreement assets and liabilities
General Account:	Assets	102,575	101,743
	Liabilities	84,025	86,030
Separate Account:	Assets	—	—
	Liabilities	—	—

52

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts

The Company’s guaranteed separate accounts consist of non-indexed, guaranteed rate options that include a market value adjustment. The guaranteed rate options are sold as a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.

The Company’s nonguaranteed separate account consists of variable universal life insurance contracts. The net investment experience of variable universal life insurance contracts is credited directly to the policyholder and can be positive or negative. The death benefit and cash value under the variable universal life insurance contracts may vary with the investment performance of the underlying investments in the separate accounts.

Information regarding the separate account of the Company as of and for the year ended December 31, 2013 is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$3,279	$2,012	$5,291

Reserves for separate accounts with assets at:
Fair value	$—	$32,351	$32,351
Amortized cost	65,872	—	65,872
Total reserves	$65,872	$32,351	$98,223

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$65,872	$—	$65,872
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	32,351	32,351
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	65,872	32,351	98,223
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$65,872	$32,351	$98,223

53

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2013, is presented below:

2013
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$5,291
Transfers from separate accounts	4,781
Net transfers to (from) separate accounts	510

Reconciling adjustments:
Policy deductions and other expenses	529
Other account adjustments	1
Transfers as reported in the Summary of Operations of the Company	$1,040

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2013, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$654	$208
Ordinary renewal	6,639	9,450
Total	$7,293	$9,658

54

Financial Statement Schedules (Statutory-Basis)

Columbus Life Insurance Company

Summary of Investments — Other Than Investments in Related Parties

December 31, 2013

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$16,983	$17,789	$16,983
States, municipalities and political subdivisions	409,608	418,562	409,608
Foreign governments	10,298	10,914	10,298
All other corporate bonds	2,140,195	2,297,098	2,140,195
Total fixed maturities	2,577,084	2,744,363	2,577,084

Equity securities
Common stocks:
Industrial, miscellaneous and all other	77,954	98,819	98,819

Mortgage loans on real estate	110,459		110,459
Policy loans	65,534		65,534
Other long-term investments	31,816		31,816
Cash, cash equivalents and short-term investments	25,601		25,601
Total investments	$2,888,448		$2,909,313

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

55

Columbus Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2013
Individual life	$1,767,344	$—	$12,551	$147,452	$100,425	$220,098	$25,246
Individual health	2,302	14	42	132	136	210	45	$132
Group life and health	—	—	—	—	—	—	—
Annuity	761,340	—	—	81,761	42,064	107,565	2,966
Corporate and other	—	—	—	—	2,234	—	7,557
	$2,530,986	$14	$12,593	$229,345	$144,859	$327,873	$35,814

Year ended December 31, 2012
Individual life	$1,681,750	$—	$14,388	$121,573	$102,545	$182,980	$26,665
Individual health	2,505	22	42	166	157	82	49	$166
Group life and health	—	—	—	—	—	—	—	—
Annuity	717,121	—	—	71,222	43,040	97,608	2,554
Corporate and other	—	—	—	—	—	—	—
	$2,401,376	$22	$14,430	$192,961	$145,742	$280,670	$29,268

Year ended December 31, 2011
Individual life	$1,651,491	$—	$11,841	$153,198	$102,719	$204,566	$26,259
Individual health	2,890	25	42	203	196	(64)	30	$203
Group life and health	—	—	—	—	—	—	—	—
Annuity	681,188	—	—	85,357	44,635	104,333	2,525
Corporate and other	—	—	—	—	—	—	—
	$2,335,569	$25	$11,883	$238,758	$147,550	$308,835	$28,814

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

56

Columbus Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2013
Life insurance in force	$14,173,977	$7,261,067	$1,764,714	$8,677,624	20%
Premiums:
Individual life	$188,854	$41,402	$—	$147,452	0%
Individual health	132	—	—	132	0%
Group life and health	—	—	—	—	—
Annuity	81,761	—	—	81,761	0%
	$270,747	$41,402	$—	$229,345	0%

Year ended December 31, 2012
Life insurance in force	$13,219,130	$6,633,728	$1,866,425	$8,451,827	22%
Premiums:
Individual life	$161,132	$39,558	$—	$121,574	0%
Individual health	166	—	—	166	0%
Group life and health	—	—	—	—	—
Annuity	71,221	—	—	71,221	0%
	$232,519	$39,558	$—	$192,961	0%

Year ended December 31, 2011
Life insurance in force	$12,801,534	$6,486,371	$1,976,291	$8,291,454	24%
Premiums:
Individual life	$192,216	$39,018	$—	$153,198	0%
Individual health	238	35	—	203	0%
Group life and health	—	—	—	—	—
Annuity	85,357	—	—	85,357	0%
	$277,811	$39,053	$—	$238,758	0%

57

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

The Western and Southern Life Insurance Company
Years Ended December 31, 2013, 2012 and 2011
With Report of Independent Registered Public
Accounting Firm

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2013, 2012 and 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors

The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Western and Southern Life Insurance Company (the Company) as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the statutory-basis financial statements, the Company changed its method of accounting for pensions and for postretirement benefits other than pensions as a result of the adoptions of Statement of Statutory Accounting Principles No. 102, “Accounting for Pensions, A Replacement of SSAP No. 89” and Statement of Statutory Accounting Principles No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14.” both effective January 1, 2013 .  Our opinion is not modified with respect to this matter.

/s/ Eunst & Young LLP

April 25, 2014

The Western and Southern Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2013	2012
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$3,220,000	$3,385,055
Preferred and common stocks	1,576,554	1,127,726
Investments in common stocks of subsidiaries	2,095,469	1,840,188
Mortgage loans	17,821	31,793
Policy loans	174,288	175,190
Real estate:
Properties held for the production of income	3,269	3,249
Properties occupied by the Company	27,274	27,386
Properties held for sale	—	424
Cash, cash equivalents and short-term investments	225,014	118,438
Receivable for securities	1,823	3,386
Derivatives	36,960	—
Securities lending reinvested collateral assets	24,147	21,522
Other invested assets	910,242	808,022
Total cash and invested assets	8,312,861	7,542,379

Investment income due and accrued	43,430	42,407
Premiums deferred and uncollected	53,076	53,800
Current federal income taxes recoverable	5,658	15,082
Net deferred income tax asset	—	75,635
Receivables from parent, subsidiaries and affiliates	19,302	52,897
Other admitted assets	20,425	24,974
Separate account assets	950,530	805,137
Total admitted assets	$9,405,282	$8,612,311

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,648,765	$2,640,979
Accident and health reserves	221,970	217,500
Liability for deposit-type contracts	243,598	254,300
Policy and contract claims	70,762	64,242
Dividends payable to policyholders	41,418	41,007
Premiums received in advance	5,236	4,778
Total policy and contract liabilities	3,231,749	3,222,806

General expense due and accrued	20,494	11,104
Net deferred income tax liability	41,645	—
Transfer to (from) separate accounts due and accrued, net	(896)	—
Asset valuation reserve	312,001	237,904
Interest maintenance reserve	37,788	40,426
Other liabilities	199,577	228,715
Liability for postretirement benefits other than pensions	199,500	229,366
Derivatives	10,607	1,098
Payable for securities lending	191,276	107,218
Separate account liabilities	950,530	805,137
Total liabilities	5,194,271	4,883,774

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	55,003	55,003
Accumulated surplus	4,155,008	3,672,534
Total capital and surplus	4,211,011	3,728,537
Total liabilities and capital and surplus	$9,405,282	$8,612,311

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2013	2012	2011
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$266,831	$279,169	$280,357
Net investment income	322,805	279,174	442,613
Considerations for supplementary contracts with life contingencies	26	—	12
Amortization of the interest maintenance reserve	3,051	3,269	3,417
Commissions and expenses on reinsurance ceded	248	272	298
Other revenues	4,967	1,413	147
Total premiums and other revenues	597,928	563,297	726,844

Benefits paid or provided:
Death benefits	178,356	155,765	138,254
Annuity benefits	93,837	97,039	94,425
Disability and accident and health benefits	19,492	23,705	22,093
Surrender benefits	81,891	113,907	130,229
Payments on supplementary contracts with life contingencies	650	702	735
Other benefits	15,627	6,632	6,285
Increase in policy reserves and other policyholders’ funds	21,663	27,356	22,050
Total benefits paid or provided	411,516	425,106	414,071

Insurance expenses and other deductions:
Commissions	29,110	31,636	34,390
Commissions and expenses on reinsurance assumed	1,700	1,814	1,949
General expenses	124,880	148,016	156,339
Net transfers to (from) separate account	(49,709)	(47,129)	(44,507)
Reserve adjustments on reinsurance assumed	(71,897)	(108,494)	(130,363)
Other deductions	80,477	54,690	27,503
Total insurance expenses and other deductions	114,561	80,533	45,311

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	71,851	57,658	267,462

Dividends to policyholders	58,404	58,121	58,191
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	13,447	(463)	209,271
Federal income tax expense (benefit), excluding tax on capital gains	20,887	22,591	(13,506)
Gain (loss) from operations before net realized capital gains (losses)	(7,440)	(23,054)	222,777
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	98,014	34,212	53,829
Net income (loss)	$90,574	$11,158	$276,606

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2011	$1,000	$25,003	$3,507,603	$3,533,606
Net income (loss)	—	—	276,606	276,606
Change in net deferred income tax	—	—	(16,716)	(16,716)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(34,487))	—	—	(145,894)	(145,894)
Net change in nonadmitted assets and related items	—	—	(27,272)	(27,272)
Change in asset valuation reserve	—	—	2,290	2,290
Dividends to stockholders	—	—	(52,000)	(52,000)
Change in additional minimum pension liability, net of tax	—	—	(31,947)	(31,947)
Change in surplus from deferred tax asset (SSAP 10R)	—	—	15,884	15,884
Balance, December 31, 2011	1,000	25,003	3,528,554	3,554,557
Net income (loss)	—	—	11,158	11,158
Change in net deferred income tax	—	—	39,815	39,815
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $34,354)	—	—	141,406	141,406
Net change in nonadmitted assets and related items	—	—	16,338	16,338
Change in asset valuation reserve	—	—	(28,278)	(28,278)
Change in additional minimum pension liability, net of tax	—	—	(36,459)	(36,459)
Capital contribution	—	30,000	—	30,000
Balance, December 31, 2012	1,000	55,003	3,672,534	3,728,537
Net income (loss)	—	—	90,574	90,574
Change in net deferred income tax	—	—	37,817	37,817
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $93,360)	—	—	389,294	389,294
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	5,731	5,731
Net change in nonadmitted assets and related items	—	—	396,890	396,890
Change in asset valuation reserve	—	—	(74,097)	(74,097)
Cumulative effect of changes in accounting principles	—	—	10,272	10,272
Dividends to stockholders	—	—	(50,000)	(50,000)
Change in penison liability from adoption of SSAP 102	—	—	(428,390)	(428,390)
Change in unrecognized post retirement benefit obligation			104,383	104,383
Capital contribution	—	—		—
Balance, December 31, 2013	$1,000	$55,003	$4,155,008	$4,211,011

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2013	2012	2011
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$273,414	$276,802	$281,647
Net investment income received	299,503	283,237	446,308
Benefits paid	(400,130)	(266,879)	(353,438)
Net transfers from (to) separate accounts	48,813	47,129	44,507
Commissions and expense paid	(69,361)	(170,542)	(142,431)
Dividends paid to policyholders	(57,993)	(58,206)	(58,303)
Federal income taxes recovered (paid)	(51,664)	(62,946)	22,074
Other, net	5,214	203	(5,160)
Net cash from (for) operations	47,796	48,798	235,204

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	755,524	1,015,903	833,469
Preferred and common stocks	884,423	423,749	335,578
Mortgage loans	13,972	5,832	1,794
Real estate	—	6,710	55,450
Other invested assets	99,765	117,553	161,358
Net gains (losses) on cash, cash equivalents and short-term investments	9	26	100
Miscellaneous proceeds	11,856	—	2,018
Net proceeds from investments sold, matured or repaid	1,765,549	1,569,773	1,389,767

Cost of investments acquired:
Debt securities	(596,233)	(1,046,066)	(810,740)
Preferred and common stocks	(1,076,369)	(474,934)	(298,299)
Mortgage loans	—	—	(914)
Real estate	(1,015)	(7,459)	(28,063)
Other invested assets	(143,590)	(157,478)	(98,525)
Miscellaneous applications	(8,874)	(5,268)	56
Total cost of investments acquired	(1,826,081)	(1,691,205)	(1,236,485)

Net change in policy and other loans	902	(1,462)	(3,128)
Net cash from (for) investments	(59,630)	(122,894)	150,154

Financing activities
Capital paid in	—	30,000	—
Net deposits on deposit-type contract funds and other insurance liabilities	(10,702)	(428)	1,377
Dividends paid to stockholder	(231)	—	(118,321)
Other cash provided (applied)	129,343	(98,539)	(155,646)
Net cash from (for) financing and miscellaneous sources	118,410	(68,967)	(272,590)

Net change in cash, cash equivalents and short-term investments	106,576	(143,063)	112,768
Cash, cash equivalents and short-term investments:
Beginning of year	118,438	261,501	148,733
End of year	$225,014	$118,438	$261,501

Cash flow information for noncash transactions
Dividends paid to Western & Southern Financial Group, Inc. in the form of common stock	$(49,769)	$—	$(33,679)
Capital contribution to Columbus Life Insurance Company in the form of common stock	$(49,012)	$—	$—
Dividend from Columbus Life Insurance Company in the form of debt securities	$—	$—	$17,479

See accompanying notes.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2013

1. Nature of Operations and Significant Accounting Policies

The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers individual traditional and whole life insurance policies. The Company is licensed in 44 states and the District of Columbia. For the year ended December 31, 2013, approximately 63.3% of the gross premiums and annuity considerations for the Company were derived from Illinois, Indiana, North Carolina, Ohio, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, Inc. (WSFG), its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high-quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $2,193.9 million and $2,240.0 million were allocated to the Closed Block as of December 31, 2013 and 2012, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally the prepaid pension asset, investments in unaudited subsidiaries and controlled and affiliated entities and electronic data processing equipment, software, and furniture and other equipment), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Employee Benefits

For purposes of calculating the Company’s pension and postretirement benefit obligations, vested participants, non-vested participants and current retirees are included in the valuation. The prepaid pension asset resulting from the excess of the fair value of plan assets over the benefit obligation, which is non-admitted under statutory accounting rules, is included in other comprehensive income under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

	2013	2012*
	(In Thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$4,211,011	$3,728,537
Deferred policy acquisition costs	238,194	210,119
Policy reserves	44,733	26,601
Asset valuation and interest maintenance reserves	349,789	278,330
Unrecognized benefit plan adjustments	21,642	(123,328)
Employee benefits	(86,619)	(81,112)
Income taxes	(171,880)	(155,286)
Net unrealized on available-for-sale securities	348,135	583,574
Subsidiary equity	1,174,658	1,517,307
Policyholder dividend obligation	(241,131)	(423,334)
Subsidiary reinsurance recoverable	151,791	147,776
Other, net	40,230	139,856
Stockholder’s equity, GAAP basis	$6,080,553	$5,849,040

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2013	2012*	2011*
	(In Thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$90,574	$11,158	$276,606
Deferred policy acquisition costs	2,482	7,026	1,245
Policy reserves	11,417	2,933	(7,374)
Employee benefits	(2,922)	4,284	2,925
Income taxes	(10,937)	11,882	(16,366)
Interest maintenance reserve	(2,638)	1,676	(1,794)
SAP vs. GAAP subsidiary income	215,250	256,756	179,300
Other invested assets adjustments	35,785	(21,970)	15,223
Investment write-downs	697	341	4,896
Income from subsidiary reinsurance	3,741	2,167	(4,310)
Realized gains and losses	(3,628)	(2,896)	—
Dividends from subsidiaries	—	—	(150,000)
Other, net	43,199	9,320	(28,065)
Net income (loss), GAAP basis	$383,020	$282,677	$272,286

* Effective January 1, 2012, the Company changed its method of accounting for the cost of long duration universal life and traditional life reinsurance contracts. In conjunction with this change, changes were also made to the Company’s accounting policy regarding estimated gross profits/margins and excess reserves established in accordance with SOP 03-1. In addition, it was determined that additional reserves were needed in accordance with SOP 03-1.  The Company’s 2011 and 2012 financial statements have been restated to reflect the change in accounting and correction of an error to each year in order to present comparable financial statement data.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s insurance subsidiaries are reported at their underlying statutory equity. The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in capital and surplus.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed by the straight-line method over the estimated useful life of the properties.

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2013	2012
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% – 3-1/2%	9.9%	10.2%
1941 Standard Industrial, 2-1/2% – 3-1/2%	13.9	14.4
1958 Commissioners Standard Ordinary, 2-1/2% – 6%	23.7	24.5
1980 Commissioners Standard Ordinary, 4% – 6%	38.1	37.6
2001 Commissioners Standard Ordinary, 3-1/2% – 4-1/2%	7.7	6.2
Other, 2-1/2% – 6%	5.0	5.3
	98.3	98.2
Other benefits (including annuities):
Various, 2-1/2% – 8-1/4%	1.7	1.8
	100%	100%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2013 and 2012, reserves of $24.1 million and $26.3 million, respectively, were recorded on in-force amounts of $1,247.7 million and $1,327.2 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2013 and 2012. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

At December 31, 2013, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank, of which the fair value was $186.7 million and $61.0 million in the general and separate account, respectively. At December 31, 2012, the Company had loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $104.5 million and $12.4 million in the general and separate account, respectively. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets. The general account collateral is managed by both an affiliated and unaffiliated agent. The separate account is managed by an unaffiliated agent.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2013 and 2012, the Company did not nonadmit any portion of the loaned securities.

The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2013 and 2012, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2013, the collateral for all securities on loan could be requested to be returned on demand by the owner. At December 31, 2013, the fair value of the total collateral in the general account was $190.9 million, $166.7 million of which was managed by an affiliated agent and $24.2 million of which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $62.5 million, which was all managed by an unaffiliated agent. At December 31, 2012, the fair value of the total collateral in the general account was $107.2 million, $85.3 million of which was managed by an affiliated agent and $21.8 million of

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $12.7 million, which was all managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2013:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	179,997	179,996
31 to 60 days	13,504	13,504
61 to 90 days	12,810	12,813
91 to 120 days	2,568	2,567
121 to 180 days	1,045	1,045
181 to 365 days	7,873	7,874
1 to 2 years	—	—
2 to 3 years	—	—
Greater than 3 years	35,600	35,604
Total collateral	$253,397	$253,403

At December 31, 2013, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $253.8 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any transactions that extend beyond one year from the reporting date.

Separate Account

The Company maintains a separate account, which holds all of the Company’s pension plan assets. The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. All assets are considered legally insulated from the general accounts.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan.)

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company. The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

Federal Income Taxes

The Company files a consolidated income tax return with its eligible subsidiaries and affiliates. The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax-sharing agreement. Under the agreement, the benefits from losses of subsidiaries and affiliates are retained by the subsidiary and affiliated companies. The Company pays all federal income taxes due for all members of the group. The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Postretirement Benefits Other Than Pensions

The Company accounts for its postretirement benefits other than pensions on an accrual basis. The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized. The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds 10% of the postretirement benefit obligation. That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2013, the Company changed its methodology of reporting the dividend accumulation liability to a policy level basis from an aggregate basis.  This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations.  The Company has recorded an increase of $5.7 million to surplus through the Change in reserve on account of change in valuation basis line on the statements of changes in capital and surplus.

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102). SSAP 102 requires any underfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. The Company elected to utilize the minimum transition option reflected in paragraph 85 of SSAP 102 which requires the initial transition liability to be the greater of 10% of the calculated surplus impact of $12.3 million, the estimated annual amortization of “unrecognized items” of $48.7 million, and the difference between accumulated benefit obligation and fair value of plan assets of $90.6 million. The minimum transition liability was $90.6 million.

The Company had recorded an additional minimum pension liability at December 31, 2012, of $85.5 million, under the previous guidance for pensions, SSAP 89, Accounting for Pensions, A Replacement of SSAP No. 8.  As a result of the adoption of SSAP 102 requiring a minimum transition liability of $90.6 million, the Company recorded a $5.1 million increase to the pension liability on January 1, 2013, and a $3.3 million decrease to surplus, net of tax impact, through the cumulative effect of changes in accounting principles line on the statements of changes in capital and surplus. On January 1, 2013, the plan was underfunded by $123.2 million. The amount previously recognized at December 31, 2012, was $85.5 million. The amount recognized at January 1, 2013, was $5.1 million. As a result, the remaining transition liability at adoption was $32.6 million.

Although the Company elected the transition option for surplus deferral, and SSAP 102 allows up to ten years for deferral, the Company must continue to recognize a minimum amount of the transition liability annually. SSAP 102 requires the Company to recognize each year an amount that is at least equal to the estimated annual amortization of the unrecognized items in effect at transition. The Company’s estimated annual amortization of the unrecognized items in effect at

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

transition is $48.7 million.  As a result, the Company anticipated that the remaining $32.6 million surplus impact from the election of the transition deferral in SSAP 102 would be recognized in 2014. However, due to favorable assumption changes at December 31, 2013, the entire amount was recognized in 2013.

As a result of the adoption of SSAP 102, the Company will no longer carry a non-admitted prepaid pension asset on the balance sheet unless the plan assets exceed the plan obligation.  At adoption, this resulted in a net change in non-admitted assets through surplus of $428.4 million which was offset by a change in the pension liability from adoption of SSAP 102 in surplus of $428.4 million at January 1, 2013. Both items are reflected on the statements of changes in capital and surplus.

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The adoption of SSAP 92 increased surplus by $13.6 million, net of tax impact, through the Cumulative effect of changes in accounting principles line on the statements of changes in capital and surplus. SSAP 92 requires any underfunded defined benefit amounts, as determined when the accumulated benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. The Company elected to recognize the full impact of SAP 92 immediately upon adoption.  On December 31, 2012, the liability for benefits was $230.1 million. On January 1, 2013, the liability for benefits was $209.3 million. The change was due to a decrease of prior service costs of $4.5 million and a decrease in unrecognized gains of $16.3 million.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2013 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 25, 2014.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$78,143	$3,009	$(338)	$80,814
Debt securities issued by states of the U.S. and political subdivisions of the states	42,401	1,244	(1,286)	42,359
Corporate securities	2,176,867	284,031	(12,308)	2,448,590
Commercial mortgage-backed securities	137,534	5,101	(1,011)	141,624
Residential mortgage-backed securities	578,360	18,828	(13,085)	584,103
Asset-backed securities	206,695	5,504	(1,504)	210,695
Total	$3,220,000	$317,717	$(29,532)	$3,508,185

At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$86,011	$4,763	$(29)	$90,745
Debt securities issued by states of the U.S. and political subdivisions of the states	41,045	3,299	—	44,344
Corporate securities	2,173,597	477,446	(1,265)	2,649,778
Commercial mortgage-backed securities	196,936	12,033	(109)	208,860
Residential mortgage-backed securities	701,914	32,214	(12,337)	721,791
Asset-backed securities	185,552	14,209	(1)	199,760
Total	$3,385,055	$543,964	$(13,741)	$3,915,278

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

At December 31, 2013 and 2012, the Company held unrated or less-than-investment grade corporate debt securities with a book/adjusted carrying value of $199.9 million and $276.2 million, respectively, and an aggregate fair value of $203.0 million and $275.2 million, respectively. Such holdings amounted to 6.2% and 8.2%, respectively, of the Company’s investments in debt securities and 2.1% and 3.2%, respectively, of the Company’s total admitted assets as of December 31, 2013 and 2012. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Unrealized gains and losses on investments in unaffiliated common stocks, common stock mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
Preferred stocks	$11,577	$78	$(238)	$11,417

Common stocks, unaffiliated	$953,585	$526,011	$(6,091)	$1,473,505
Common stocks, mutual funds	78,251	13,310	(89)	91,472
Common stocks, subsidiaries	1,524,549	570,920	—	2,095,469
	$2,556,385	$1,110,241	$(6,180)	$3,660,446

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
Preferred stocks	$112	$—	$—	$112

Common stocks, unaffiliated	$737,810	$323,861	$(23,181)	$1,038,490
Common stocks, mutual funds	81,801	8,302	(979)	89,124
Common stocks, subsidiaries	1,474,548	365,640	—	1,840,188
	$2,294,159	$697,803	$(24,160)	$2,967,802

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(338)	$28,884	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(1,286)	19,391	—	—
Corporate securities	(11,905)	272,696	(403)	3,821
Commercial mortgage-backed securities(1)	(1,009)	31,614	(2)	1,404
Residential mortgage-backed securities(1)	(9,294)	161,979	(3,791)	77,069
Asset-backed securities(1)	(1,504)	57,062	—	—
Total	$(25,336)	$571,626	$(4,196)	$82,294

Preferred stocks	$(238)	$6,129	$—	$—

Common stocks, unaffiliated	$(5,373)	$112,565	$(718)	$18,438
Common stocks, mutual funds	(70)	2,032	(19)	93
Total	$(5,443)	$114,597	$(737)	$18,531

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(29)	$39,913	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Corporate securities	(454)	35,367	(811)	11,311
Commercial mortgage-backed securities(1)	(109)	5,008	—	—
Residential mortgage-backed securities(1)	(211)	24,531	(12,126)	142,594
Asset-backed securities(1)	—	—	(1)	3,973
Total	$(803)	$104,819	$(12,938)	$157,878

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(17,684)	$134,545	$(5,497)	$49,522
Common stocks, mutual funds	(540)	11,807	(439)	4,132
Total	$(18,224)	$146,352	$(5,936)	$53,654

(1) Amounts relate to securities subject to SSAP 43R.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Investments that are impaired at December 31, 2013 and 2012, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks. The impairment of these corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities. For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 4.3% and 7.6% of the carrying value of these securities at December 31, 2013 and 2012, respectively. At December 31, 2013, there were a total of 303 securities held that are considered temporarily impaired, 34 of which have been impaired for 12 months or longer. At December 31, 2012, there were a total of 114 securities held that are considered temporarily impaired, 54 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $11.8 million, $28.6 million and $39.1 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following is a list of each loan-backed security held at December 31, 2013 with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2013, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other- Than- Temporary Impairment
(In Thousands)
For the year ended December 31, 2013:

05949CNH5	$12,599	$12,439	$160	$12,439	$12,430	12/31/2013
12667GAH6	1,875	1,837	38	1,837	1,781	12/31/2013
12668ANW1	1,416	1,404	12	1,404	1,365	12/31/2013
126694JX7	1,553	1,532	21	1,532	1,519	12/31/2013
225470VY6	1,433	1,393	40	1,393	1,335	12/31/2013
32051GRW7	3,027	2,995	32	2,995	2,922	12/31/2013
32051GSD8	1,212	1,184	28	1,184	1,140	12/31/2013
466247ZQ9	10,647	10,518	129	10,518	10,406	12/31/2013
46628SAH6	2,693	2,624	69	2,624	2,443	12/31/2013
46628SAJ2	1,517	1,488	29	1,488	1,347	12/31/2013
52523KAJ3	1,336	1,332	4	1,332	1,032	12/31/2013
61749EAF4	1,789	1,723	66	1,723	1,602	12/31/2013
61754DAH7	9,945	9,194	751	9,194	8,817	12/31/2013
61752RAL6	652	612	40	612	537	12/31/2013
75970JAD8	937	921	16	921	800	12/31/2013
75970JAJ5	1,430	1,377	53	1,377	1,152	12/31/2013
93934FBL5	1,462	1,396	66	1,396	1,339	12/31/2013
126694JX7	1,843	1,667	176	1,667	1,657	9/30/2013
52523KAJ3	1,423	1,348	75	1,348	890	9/30/2013
86359DSR9	808	791	17	791	791	9/30/2013
12667GXD0	4,394	4,175	219	4,175	3,975	6/30/2013
32051GSD8	1,384	1,353	31	1,353	1,293	6/30/2013
466247ZQ9	12,441	12,148	293	12,148	11,625	6/30/2013
Total	XXX	XXX	$2,365	XXX	XXX

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2013, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2013, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$71,311	$71,891
After one through five	490,729	541,551
After five through ten	393,932	410,347
After ten	1,341,439	1,547,974
Mortgage-backed securities/Asset-backed securities	922,589	936,422
Total	$3,220,000	$3,508,185

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2013, 2012 and 2011 were $419.7 million, $711.6 million, and $469.4 million; gross gains of $6.4 million, $10.9 million, and $2.6 million and gross losses of $6.0 million, $3.4 million, and $0.9 million were realized on these sales in 2013, 2012 and 2011, respectively.

Proceeds from the sales of investments in equity securities during 2013, 2012 and 2011 were $268.0 million, $236.4 million, and $283.2 million; gross gains of $83.3 million, $74.7 million, and $103.4 million and gross losses of $2.7 million, $15.2 million, and $7.2 million were realized on these sales in 2013, 2012 and 2011, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Realized capital gains (losses)	$138,589	$58,488	$90,823
Less amount transferred to IMR (net of related taxes (benefits) of $223 in 2013, $2,663 in 2012, and $874 in 2011)	415	4,946	1,623
Less federal income tax expense (benefit) of realized capital gains (losses)	40,160	19,330	35,371
Net realized capital gains (losses)	$98,014	$34,212	$53,829

Net investment income consisted of the following for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Debt securities	$172,870	$182,333	$188,836
Equity securities	47,474	39,832	181,432
Mortgage loans	2,176	3,252	2,678
Real estate	13,345	13,658	13,889
Policy loans	12,302	12,372	11,755
Cash, cash equivalents and short-term investments	356	491	479
Other invested assets	89,225	44,955	62,079
Other	678	482	711
Gross investment income	338,426	297,375	461,859
Investment expenses	15,621	18,201	19,246
Net investment income	$322,805	$279,174	$442,613

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2013, 100.0% of such mortgages, or $17.8 million, involved properties located in Florida, Kentucky, and Ohio. Such investments consist of primarily first mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $11.1 million. During 2013, no new mortgage loans were issued. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%.

Proceeds from the sales of real estate during 2013, 2012 and 2011 were $0.0 million, $6.7 million, and $55.5 million, respectively. Gross gains of $0.0 million, $0.0 million, and $27.9 million were realized on these sales in 2013, 2012 and 2011, respectively. The gains on the sales of real estate were recorded on the net realized capital gains (losses) line on the statement of operations. No gross losses were realized on the sales of real estate in 2013, 2012 and 2011.

The Company has entered into an interest rate swap and swaptions in an effort to mitigate the risk of rising interest rates on long maturity bonds.  The interest rate swap is forward starting and allows the Company to pay a fixed interest rate in exchange for receipt of a floating interest rate.  The swaptions provide the Company an option to enter into an interest rate swap to pay floating rate in exchange for receipt of a fixed rate with the counterparty on specified terms.  The derivative instruments are not designated as a hedge for accounting purposes.  These instruments are carried at fair value on the balance sheet with changes in fair value recorded in surplus.  If the instruments are terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract and a realized gain or loss would be recognized.  The maximum exposure for these instruments at December 31, 2013, was $47.5 million.  The fair value at December 31, 2013, was $31.0 million and the change in fair value was $28.9 million for the year ended 2013.  The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf.  The posted amount is equal to the difference between the net positive fair value of the swap and the agreed upon thresholds that are based on the credit rating of the counterparty.  Inversely, if the net fair value of the swap is negative, then the Company may be required to post assets instead of using similar thresholds.  At December 31, 2013, $11.4 million cash collateral has been posted by the counterparty.

The Company sells covered call options on equity securities to enhance investment returns.  The Company receives a premium for entering into the transaction and will be required to sell the underlying security if the option is exercised after the equity price reaches a specified level.  The

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

options are designated as income generation transactions and follow the accounting for the underlying equity securities.  The options are carried at fair value on the balance sheet with changes in fair value recorded in surplus.  If the option expires, the premium is recognized as a realized gain.  The Company can pay to close the transaction, rather than letting the option expire or be exercised, with the net proceeds recognized as a realized gain or loss.  If the option is exercised, the premium received is used to adjust the disposition proceeds and included in the disposed securities’ capital gain or loss.  The change in fair value was $(2.2) million, $0.5 million and $(0.1) million for the years ended December 31, 2013, 2012, and 2011, respectively.

Information related to the Company’s derivative instruments and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2013	2012
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$36,960	$—
Gross amounts offset	—	—
Net amount of assets	$36,960	$—

Derivative liabilities:
Gross amount of recognized liabilities	$(10,607)	$(1,098)
Gross amounts offset	—	—
Net amount of liabilities	$(10,607)	$(1,098)

3. Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs. Also included in Level 2 assets and liabilities are call options. The fair value of these instruments is determined through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using broker quotes or other valuation techniques that utilize significant unobservable inputs.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities and auction rate securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options and interest rate swaps, are determined through the use of third-party pricing services utilizing market observable inputs.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities, equity securities, mutual funds, private funds that invest primarily in domestic debt securities and private equity investments. The fair values of these assets have been determined utilizing the net asset values of the funds.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013
Assets:
Bonds, industrial and misc.	$2,375	$—	$2,375	$—
Common stocks, unaffiliated	1,473,505	1,473,505	—	—
Common stocks, mutual funds	91,472	91,472	—	—
Derivative assets	36,960	—	36,960	—
Separate account assets	950,530	628,081	252,638	69,811
Total assets	$2,554,842	$2,193,058	$291,973	$69,811

Liabilities:
Derivative liabilities	$(10,607)	$—	$(10,607)	$—

At December 31, 2012
Assets:
Bonds, industrial and misc.	$2,879	$—	$2,879	$—
Residential mortgage-backed securities	964	—	964	—
Preferred stocks, unaffiliated	112	—	—	112
Common stocks, unaffiliated	1,038,490	1,038,490	—	—
Common stocks, mutual funds	89,124	89,124	—	—
Separate account assets	805,137	472,963	257,274	74,900
Total assets	$1,936,706	$1,600,577	$261,117	$75,012

Liabilities:
Derivative liabilities	$(1,098)	$—	$—	$(1,098)

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2013	Net Income	Surplus	Other	and Settlements	Into Level 3**	Out of Level 3**	December 31, 2013
	(In Thousands)
Assets:
Preferred stock	$112	$—	$—	$—	$—	$—	$(112)	$—
Separate account assets	74,900	—	—	8,340	(11,432)	—	(1,997)	69,811
Total assets	$75,012	$—	$—	$8,340	$(11,432)	$—	$(2,109)	$69,811

Liabilities:
Derivative liabilities	$(1,098)	$—	$—	$—	$—	$—	$1,098	$—

  *     Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers into Level 3 are due to securities receiving an NAIC 6 rating and using an internal fair value model to value the securities. Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Separate account assets	$4,513	$—	$—	$(15,945)	$(11,432)
Total	$4,513	$—	$—	$(15,945)	$(11,432)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in*:			Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2012	Net Income	Surplus	Other	and Settlements	Into Level 3**	Out of Level 3**	December 31, 2012
	(In Thousands)
Assets:
Residential mortgage-backed securities	$687	$(100)	$505	$—	$(77)	$—	$(1,015)	$—
Preferred stock	—	—	—	—	—	112	—	112
Separate account assets	70,495	—	—	(2,397)	(1,302)	8,172	(68)	74,900
Total assets	$71,182	$(100)	$505	$(2,397)	$(1,379)	$8,284	$(1,083)	$75,012

Liabilities:
Derivative liabilities	$(693)	$3,288	$469	$—	$(4,162)	$—	$—	$(1,098)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

  *     Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

**    Transfers into Level 3 are due to securities receiving an NAIC 6 rating and using an internal fair value model to value the securities. Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Residential mortgage-backed securities	$—	$—	$—	$(77)	$(77)
Separate account assets	10,988	(1,170)	—	(11,120)	(1,302)
Derivative liabilities	—	(21,365)	—	17,203	(4,162)
Total	$10,988	$(22,535)	$—	$6,006	$(5,541)

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 and 2012.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2013
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,220,000	$3,508,185	$33,529	$3,438,871	$35,785
Common stock:
Unaffiliated	1,473,505	1,473,505	1,473,505	—	—
Mutual funds	91,472	91,472	91,472	—	—
Preferred stock	11,577	11,417	—	11,417	—
Mortgage loans	17,821	18,801	—	—	18,801
Cash, cash equivalents and short-term investments	225,014	225,014	225,014	—	—
Other invested assets, surplus notes	7,935	9,261	—	9,261	—
Securities lending reinvested collateral assets	24,147	24,147	24,147	—	—
Derivative assets	36,960	36,960	—	36,960	—
Separate acct. assets	950,530	950,530	628,081	252,637	69,812

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$6,167	$6,353	$—	$—	$6,353
Derivative liabilities	10,607	10,607	—	10,607	—
Securities lending liability	191,276	191,276	—	—	191,276

	December 31, 2012
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$3,385,055	$3,915,278	$67,332	$3,823,943	$24,003
Common stock:
Unaffiliated	1,038,490	1,038,490	1,038,490	—	—
Mutual funds	89,124	89,124	89,124	—	—
Preferred stock	112	112	—	—	112
Mortgage loans	31,793	34,056	—	—	34,056
Cash, cash equivalents and short-term investments	118,438	118,438	118,438	—	—
Other invested assets, surplus notes	7,941	10,180	—	10,180	—
Securities lending reinvested collateral assets	21,522	21,815	21,815	—	—
Separate acct. assets	805,137	805,137	472,963	130,136	202,038

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$6,597	$7,189	$—	$—	$7,189
Derivative liabilities	1,098	1,098	—	—	1,098
Securities lending liability	107,218	107,218	—	—	107,218

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company owns a 100% interest in WSLAC, whose carrying value is $1.2 billion at December 31, 2013. The Company carries WSLAC at its underlying statutory equity, which exceeds 10% of the admitted assets of the Company. The accounting policies of WSLAC are the same as those of the Company described in Note 1. The summary financial data for WSLAC is as follows:

Balance Sheets (Statutory-Basis)

	December 31
	2013	2012
	(In Thousands)
Admitted assets
Cash and invested assets:
Debt securities	$10,853,301	$10,221,039
Preferred and common stocks	246,746	164,071
Investment in common stock of subsidiaries	997	968
Mortgage loans	720,752	783,940
Policy loans	41,511	43,563
Real estate, held for the production of income	—	24,356
Cash, cash equivalents and short-term investments	220,873	138,257
Receivable for securities	2,115	3,861
Derivatives	39,843	4,020
Securities lending reinvested collateral assets	17,452	15,645
Other invested assets	187,339	133,473
Total cash and invested assets	12,330,929	11,533,193

Investment income due and accrued	103,514	101,891
Premiums deferred and uncollected	20,376	20,898
Current federal income taxes recoverable	—	39,191
Net deferred income tax asset	—	6,410
Funds withheld under coinsurance agreement	642,247	634,110
Other admitted assets	11,558	12,958
Separate account assets	38,183	39,232
Total admitted assets	$13,146,807	$12,387,883

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Balance Sheets (Statutory-Basis)

	December 31
	2013	2012
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$9,973,439	$9,845,766
Liability for deposit-type contracts	1,350,803	1,038,343
Policy and contract claims	47,744	19,627
Premiums received in advance	527	373
Total policy and contract liabilities	11,372,513	10,904,109

General expense due and accrued	—	5,001
Current federal income taxes payable to parent	19,328	—
Net deferred tax liability	3,552	—
Transfer to (from) separate accounts due and accrued, net	(2,674)	(2,496)
Asset valuation reserve	153,940	127,458
Interest maintenance reserve	10,322	19,309
Other liabilities	63,622	64,395
Derivatives	5,820	—
Payable for securities lending	305,521	205,150
Separate account liabilities	38,183	39,232
Total liabilities	11,970,127	11,362,158

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	791,308	791,308
Accumulated surplus	382,872	231,917
Total capital and surplus	1,176,680	1,025,725
Total liabilities and capital and surplus	$13,146,807	$12,387,883

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2013	2012	2011
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$935,672	$1,553,345	$887,767
Net investment income	546,468	578,146	603,042
Considerations for supplementary contracts with life contingencies	2,290	1,839	3,184
Amortization of the interest maintenance reserve	8,393	7,286	2,536
Fees from management of separate accounts	440	496	588
Other revenues	34,179	9,264	343
Total premiums and other revenues	1,527,442	2,150,376	1,497,460
Benefits paid or provided:
Death benefits	217,785	117,739	87,181
Annuity benefits	255,868	265,100	230,265
Disability and accident and health benefits	2,773	2,834	2,861
Surrender benefits	595,599	558,425	570,448
Payments on supplementary contracts with life contingencies	3,189	3,266	3,322
Other benefits	1,981	1,776	1,829
Increase (decrease) in policy reserves and other policyholders’ funds	138,560	872,336	302,638
Total benefits paid or provided	1,215,755	1,821,476	1,198,544
Insurance expenses and other deductions:
Commissions	49,490	48,703	55,791
Commission and expense allowance on reinsurance assumed	3,104	150,816	—
General expenses	84,721	84,970	73,643
Net transfers to (from) separate accounts	(7,104)	(10,074)	(8,958)
Other deductions	4,477	15,576	12,534
Total insurance expenses and other deductions	134,688	289,991	133,010
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	176,999	38,909	165,906
Federal income tax expense (benefit), excluding tax on capital gains	66,249	(2,399)	41,944
Gain (loss) from operations before net realized capital gains (losses)	110,750	41,308	123,962
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(1,905)	(7,023)	(19,642)
Net income (loss)	$108,845	$34,285	$104,320

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to WSLAC in the amount of $123.8 million, $79.1 million, and $24.7 million in 2013, 2012 and 2011, respectively. The principal balance of the mortgage financing arrangements with WSLAC was $48.7 million and $164.9 million at December 31, 2013 and 2012, respectively.

At December 31, 2013 and 2012, the Company had $91.5 million and $89.1 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

On December 18, 2013, the Company paid a $50.0 million dividend to its parent, WSFG.  The dividend consisted of $0.2 million in cash and $49.8 in common stocks at fair value.

On December 18, 2013, the Company paid a $50.0 million capital contribution to its subsidiary, Columbus Life.  The capital contribution consisted of $1.0 million in cash and $49.0 in common stocks at fair value.

On December 21, 2012, the Company received a $30.0 million capital contribution from its parent, WSFG. The capital contribution was in the form of cash.

On December 21, 2012, the Company paid a $30.0 million capital contribution to its subsidiary, WSLAC. The capital contribution was in the form of cash.

On December 19, 2012, the Company received a $1.0 million ordinary distribution from its subsidiary, W&S Operating Holdings, LLC.

On December 9, 2011, the Company paid a $15.0 million ordinary dividend to its parent, WSFG. The dividend was in the form of cash.

On December 9, 2011, the Company paid a $37.0 million ordinary dividend to its parent, WSFG. The dividend consisted of $3.3 million in cash and $33.7 million in common stocks. WSFG contributed the cash and common stock to its subsidiary, Lafayette Life.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions (continued)

The Company received a $75.0 million ordinary dividend and a $25.0 million extraordinary dividend from its subsidiary, WSLAC, on December 5, 2011 and December 28, 2011, respectively. The dividends were in the form of cash.

The Company received a $26.0 million extraordinary dividend and a $6.5 million extraordinary dividend from its subsidiary, Columbus Life, on December 5, 2011 and December 29, 2011, respectively. The dividends were in the form of cash.

The Company received a $14.7 million extraordinary dividend and a $2.8 million extraordinary dividend from its subsidiary, Columbus Life, on December 20, 2011 and December 28, 2011, respectively. The dividends were in the form of bonds at fair value.

The Company had $44.3 million and $79.5 million receivable from parent, subsidiaries and affiliates as of December 31, 2013 and 2012, respectively.  The Company did not have any amounts payable to parent, subsidiaries and affiliates as of December 31, 2013 or 2012.  The terms of the settlement generally require that these amounts be settled in cash within 30 days.

The Company has entered into multiple reinsurance agreements with affiliated entities. See Note 5 for further description.

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has a modified coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life. Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company. Life and accident and health reserves ceded from the Company to Columbus Life totaled $610.4 million and $623.3 million at December 31, 2013 and 2012, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life, an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers. Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.2 million and $1.3 million at December 31, 2013 and 2012, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2013	2012	2011
	(In Thousands)

Direct premiums	$268,200	$278,522	$281,531
Assumed premiums:
Affiliates	3,910	5,957	4,474
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(5,279)	(5,310)	(5,648)
Net premiums	$266,831	$279,169	$280,357

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2013	2012	2011
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	2,582	3,691	2,910
Policy and contract liabilities:
Affiliates	610,407	623,313	639,092
Nonaffiliates	56,392	55,361	52,153
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	93	316	150

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

Other than as described above, in 2013, 2012 and 2011, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2013, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2013, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2013, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2013, if all reinsurance agreements were cancelled.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company and its eligible subsidiaries and affiliates file a consolidated federal income tax return. Amounts due (to)/from the subsidiaries and affiliates for federal income taxes were $33.5 million and $(28.5) million at December 31, 2013 and 2012, respectively. The tax years of 2013, 2012, 2011, 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2013, in the event of future net losses is $78.1 million, $39.5 million, and $38.2 million from 2013, 2012 and 2011, respectively.

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2013 (in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$274,090	$14,287	$288,377
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	274,090	14,287	288,377
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	274,090	14,287	288,377
(f)	Deferred tax liabilities	127,317	202,705	330,022
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$146,773	$(188,418)	$(41,645)

		12/31/2012 (in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$285,182	$27,578	$312,760
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	285,182	27,578	312,760
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	285,182	27,578	312,760
(f)	Deferred tax liabilities	114,432	122,693	237,125
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$170,750	$(95,115)	$75,635

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change (in thousands)
		(7)	(8)	(9)
		(Col 1-4)	(Col 2-5)	(Col 7+8)
Change:		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$(11,092)	$(13,291)	$(24,383)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	(11,092)	(13,291)	(24,383)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c – d)	(11,092)	(13,291)	(24,383)
(f)	Deferred tax liabilities	12,885	80,012	92,897
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$(23,977)	$(93,303)	$(117,280)

			12/31/2013 (in thousands)
					(3)
			(1)	(2)	(Col 1+2)
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$34,273	$14,287	$48,560
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		—	—	—
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	631,325
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		239,817	—	239,817
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$274,090	$14,287	$288,377

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

			12/31/2012 (in thousands)
					(3)
			(1)	(2)	(Col 1+2)
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$63,455	$12,500	$75,955
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		—	—	—
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	539,429
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		221,727	15,078	236,805
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$285,182	$27,578	$312,760

			Change (in thousands)
			(7)	(8)	(9)
			(Col 1-4)	(Col 2-5)	(Col 7+8)
			Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks		$(29,182)	$1,787	$(27,395)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)		—	—	—
	1.	Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2.	Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	91,896
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities		18,090	(15,078)	3,012
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))		$(11,092)	$(13,291)	$(24,383)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2013	2012
		(in thousands)
(a)	Ratio percentage used to determine recovery period and threshold limitation amount.	1,025%	985%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$476,187	$424,835

		12/31/2013
		(1)	(2)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:

(a)	Adjusted gross DTAs amount	$274,090	$14,287
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$274,090	$14,287
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%

		12/31/2012
		(3)	(4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:

(a)	Adjusted gross DTAs amount	$285,182	$27,578
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.02%	4.00%
(c)	Net Admitted Adjusted Gross DTAs amount	$285,182	$27,578
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	5.02%	4.00%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies:

(a)	Adjusted gross DTAs amount	$(11,092)	$(13,291)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(5.02)%	(4.00)%
(c)	Net Admitted Adjusted Gross DTAs amount	$(11,092)	$(13,291)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(5.02)%	(4.00)%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

			12/31/2013	12/31/2012	12/31/2011
			(in thousands)
(1)	Current income tax

	(a)	Federal	$38,859	$17,805	$(2,101)
	(b)	Foreign	191	758	365
	(c)	Subtotal	39,050	18,563	(1,736)
	(d)	Federal income tax on net capital gains	40,160	19,330	35,371
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	(18,163)	4,028	(11,770)
	(g)	Federal and foreign income taxes incurred	$61,047	$41,921	$21,865

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2013	12/31/2012	Change
				(in thousands)
(2)	Deferred tax assets

	(a)	Ordinary:
		(1)	Discounting of unpaid losses	$—	$—	$—
		(2)	Unearned premium revenue	—	—	—
		(3)	Policyholder reserves	73,759	63,152	10,607
		(4)	Investments	—	8,451	(8,451)
		(5)	Deferred acquisition costs	31,301	32,300	(999)
		(6)	Policyholder dividends accrual	9,364	9,383	(19)
		(7)	Fixed assets	1,712	2,266	(554)
		(8)	Compensation and benefits accrual	140,171	122,806	17,365
		(9)	Pension accrual	—	29,963	(29,963)
		(10)	Receivables — nonadmitted	11,879	11,057	822
		(11)	Net operating loss carryforward	—	—	—
		(12)	Tax credit carryforward	—	—	—
		(13)	Other	5,904	5,804	100
			(99) Subtotal	274,090	285,182	(11,092)
	(b)	Statutory valuation allowance adjustment		—	—	—
	(c)	Nonadmitted		—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)		274,090	285,182	(11,092)
	(e)	Capital:
		(1)	Investments	14,287	27,578	(13,291)
		(2)	Net capital loss carryforward	—	—	—
		(3)	Real estate	—	—	—
		(4)	Other	—	—	—
			(99) Subtotal	14,287	27,578	(13,291)
	(f)	Statutory valuation allowance adjustment		—	—	—
	(g)	Nonadmitted		—	—	—
	(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)		14,287	27,578	(13,291)
	(i)	Admitted deferred tax assets (2d + 2h)		$288,377	$312,760	$(24,383)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2013	12/31/2012	Change
				(in thousands)
(3)	Deferred tax liabilities

	(a)	Ordinary:
		(1)	Investments	$86,547	$83,321	$3,226
		(2)	Fixed assets	4,681	4,713	(32)
		(3)	Deferred and uncollected premium	18,321	18,830	(509)
		(4)	Policyholder reserves	—	—	—
		(5)	(99) Other	17,768	7,568	10,200
			Subtotal	127,317	114,432	12,885
	(b)	Capital:
		(1)	Investments	202,705	122,693	80,012
		(2)	Real estate	—	—	—
		(3)	Other	—	—	—
			(99) Subtotal	202,705	122,693	80,012
	(c)	Deferred tax liabilities (3a99 + 3b99)		$330,022	$237,125	$92,897

(4)	Net deferred tax assets (liabilities) (2i – 3c)			$(41,645)	$75,635	$(117,280)

Among the more significant book to tax adjustments were the following:

	12/31/2013	Effective Tax Rate	12/31/2012	Effective Tax Rate	12/31/2011	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)

Provision computed at statutory rate	$4,706	35.00%	$(162)	35.00%	$73,245	35.00%
Dividend received deduction	(3,353)	(24.93)	(5,391)	1,162.78	(56,613)	(27.05)
Tax credits	(2,404)	(17.88)	(1,633)	352.18	(1,621)	(0.77)
Other invested assets and nonadmitted change	(1,545)	(11.49)	(8,310)	1,792.33	1,716	0.82
Post-retirement benefit plans	(7,575)	(56.34)	10,550	(2,275.36)	7,221	3.45
Additional minimum pension liability	—	0.00	(12,761)	2,752.15	(17,202)	(8.22)
STAT contingency reserve	(7,001)	(52.06)	—	0.00	—	0.00
Pension asset	—	0.00	—	0.00	(14,000)	(6.69)
Other	(2,736)	(20.35)	(658)	141.84	(2,609)	(1.25)
Total statutory income taxes	$(19,908)	(148.05)%	$(18,365)	3,960.92%	$(9,863)	(4.71)%

Federal and foreign income taxes incurred	$20,887	155.33%	$22,591	(4,872.31)%	$(13,506)	(6.45)%
Change in net deferred income taxes*	(40,795)	(303.38)	(40,956)	8,833.23	3,643	1.74
Total statutory income taxes	$(19,908)	(148.05)%	$(18,365)	3,960.92%	$(9,863)	(4.71)%

*    Excludes change in net deferred income taxes on realized gains/losses of $2,978, $1,141 and $(4,129) for the years ended December 31, 2013, 2012 and 2011, respectively.

At December 31, 2013, the Company had $0 of operating loss carryforwards and $0 of deferred tax liabilities that are not recognized.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2013 and 2012, the Company exceeded the minimum risk-based capital.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $371.1 million in 2014 without seeking prior regulatory approval based on dividends paid of $50.0 million at December 31, 2013, and capital and surplus of $4,211.0 million at December 31, 2013.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple state treasurers and controllers concerning the identification, reporting and escheatment of unclaimed insurance policy benefits and other allegedly abandoned funds.  The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders. The Company has reached an agreement with numerous states regarding this audit activity that will result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, and accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators.  As of December 31, 2013, the Company has recorded a liability of $25.0 million for estimated losses as a result of these audits.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

The West Virginia Treasurer (who has not settled with the Company) has brought suit seeking to require the Company to annually check the Social Security Death Master File for deceased insureds, and alleging that the Company’s previous failure to do so has rendered its unclaimed property reports incomplete and fraudulent.  The Treasurer seeks attorney fees, interest and penalties for allegedly willful misconduct and fraudulent reporting, and other, varied relief (including identification and payment of death claims).  In late December 2013, the trial court dismissed the actions against the Company.  The Treasurer has since filed a notice of appeal to the Supreme Court of Appeals of West Virginia.  The amount of loss, if any, that the Company may ultimately recognize as a result of this litigation cannot be reasonably estimated.

The Company is also currently the subject of multistate insurance department regulatory inquiries and examinations with a similar focus as the state treasurer and controller audits regarding processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders.  The examination activity may result in (but is not necessarily limited to) required outreach and payments to beneficiaries, changes to procedures, and administrative contributions.  The amount of loss, if any, that the Company may ultimately recognize as a result of these examinations cannot be reasonably estimated.

At December 31, 2013, the Company does not have any material lease agreements as a lessee for office space or equipment.

At December 31, 2013, the Company has future commitments to provide additional capital contributions of $349.5 million to private equity and real estate joint ventures, limited partnerships and limited liability companies.

The Company guarantees the payment of all policyholder obligations of each of the following wholly-owned subsidiaries, Columbus Life and Integrity. In addition, the Company guarantees all policyholder obligations of National, a wholly-owned subsidiary of Integrity, and Lafayette Life, an affiliated entity which is wholly-owned by the Company’s parent, WSFG. Guarantees on behalf of wholly-owned subsidiaries or on behalf of related parties that are considered to be unlimited (as in the case of the guarantee on behalf of Lafayette Life) are exempt from the initial liability recognition criteria and therefore no liability has been recognized in the financial statements. Due to the unlimited nature of the guarantees, the Company is unable to estimate the maximum potential amount of future payments under the guarantees. In the unlikely event the guarantees would be triggered, the Company may be permitted to take control of the underlying assets to recover all or a portion of the amounts paid under the guarantees.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2013, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at market value	—	—	—	—	—
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	388,141	—	—	388,141	30.2
Not subject to discretionary withdrawal	11,417	—	886,779	898,196	69.8
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	399,558	—	886,779	1,286,337	100.0%
Less reinsurance ceded	144,913	—	—	144,913
Net annuity reserves and deposit-type contract liabilities	$254,645	$—	$886,779	$1,141,424

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits

The Company has a noncontributory pension plan under group annuity contracts written by the company covering substantially all employees and field representatives. In addition, the Company provides certain health care and life insurance benefits for retired employees or their beneficiaries. Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2013	2012	2013	2012
	(In Thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$905,716	$820,214	$177,484	$155,457
Service cost	18,130	16,800	1,194	5,226
Interest cost	37,853	38,925	8,433	7,515
Medicare Part D payments received	—	—	290	2,013
Contribution by plan participants	—	—	4,797	3,805
Actuarial (gain) loss	(46,854)	78,993	39,018	22,150
Benefits paid	(49,708)	(46,346)	(17,508)	(18,682)
Plan amendments	—	(2,870)	(14,208)	—
Benefit obligation at end of year	$865,137	$905,716	$199,500	$177,484

Change in plan assets:
Fair value of plan assets at beginning of year	$790,238	$740,043	$—	$—
Actual return on plan assets	146,249	96,541	—	—
Employer contribution	—	—	12,421	12,863
Plan participants’ contributions	—	—	4,797	3,806
Medicare Part D payments received	—	—	290	2,013
Benefits paid	(49,708)	(46,346)	(17,508)	(18,682)
Fair value of plan assets at end of year	$886,779	$790,238	$—	$—

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits		Postretirement Medical
	2013	2012	2013	2012
	(In Thousands)
Funded status:
Overfunded (underfunded) obligation	$21,642	$(115,478)	$(199,500)	$(177,484)
Unrecognized net (gain) or loss	—	581,564	—	(31,180)
Unrecognized prior service cost	—	(37,696)	—	(21,460)
Net amount recognized*	$21,642	$428,390	$(199,500)	$(230,124)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$(836,887)	$(875,740)	$(199,500)	$(177,484)

*Indicates nonadmitted

	Pension Benefits
	2013	2012	2011
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$18,130	$16,800	$14,702
Interest cost	37,853	38,925	40,815
Expected return on plan assets	(57,213)	(55,515)	(55,298)
Amount of recognized gains and losses	48,733	47,718	40,103
Amount of prior service cost recognized	(1,019)	(3,600)	(3,318)
Total net periodic benefit cost (benefit)	$46,484	$44,328	$37,004

	Postretirement Medical
	2013	2012	2011
	(In Thousands)
Components of net periodic benefit cost:
Service cost	$1,194	$5,226	$5,396
Interest cost	8,433	7,515	8,582
Amount of recognized gains and losses	(135)	(2,356)	(2,244)
Amount of prior service cost recognized	786	(2,855)	(2,872)
Total net periodic benefit cost (benefit)	$10,278	$7,530	$8,862

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Pension Benefits		Postretirement Medical
	2013	2012	2013	2012
	(In Thousands)
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost — prior year	$—	$—	$	$—
Net transition asset or obligation recognized	543,868	—	(20,928)	—
Net prior service cost or credit arising during the period	7,743	—	(14,209)	—
Net prior service cost or credit recognized	1,019	—	(786)	—
Net gain and loss arising during the period	(143,633)	—	7,305	—
Net gain and loss recognized	(48,733)	—	135	—
Items not yet recognized as a component of net periodic cost — current year	$360,264	$—	$(28,483)	$—

Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net transition asset or (obligation)	$—	$—	$—	$—
Net prior service cost or (credit)	(1,019)	—	786	—
Net recognized gains and (losses)	28,924	—	(421)	—

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net transition asset or obligation	$—	$—	$—	$—
Net prior sevice cost or credit	(28,934)	—	(4,742)	—
Net recognized gains and losses	389,198	—	(23,741)	—

Prior year numbers are not included because the Company did not have any amounts in unassigned funds (surplus) until the adoption of SSAP 102 and SSAP 92. Therefore, disclosures related to amounts included in unassigned funds (surplus) are not applicable until 2013.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Weighted-average assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2013	2012	2013	2012

Weighted-average discount rate	4.20%	4.90%	4.10%	4.90%
Rate of compensation increase	4.60%	4.60%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A

Weighted-average assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2013	2012	2013	2012

Weighted-average discount rate	4.85%	4.20%	4.80%	4.00%
Rate of compensation increase	4.60%	4.60%	N/A	N/A

The Company’s additional minimum pension liability was $0.0 million and $85.6 million at December 31, 2013 and 2012, respectively.

The Company’s discount rate assumption is determined by utilizing a discounted cash flow analysis of the Company’s obligations. The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds. The discount rate was increased from 4.20% at December 31, 2012, to 4.85% at December 31, 2013. This resulted in a $71.0 million decrease in the pension benefit obligation in 2013.

The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets. Historical returns are determined by asset class. The historical relationships between equities, fixed income securities, and other assets are reviewed. The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return. The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The asset allocation for the defined benefit pension plan at the end of 2013 and 2012, and the target allocation for 2013 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2013	2013	2012
Asset category:
Equity securities	51%	62%	56%
Fixed income securities	27	16	20
Short-term investments	—	—	—
Other	22	22	24
Total	100%	100%	100%

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline. Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level. Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance. Investment mix is measured and monitored on an ongoing basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets include certain debt securities for which public price quotations are not available, but that use other market-observable inputs from third-party pricing service quotes or internal valuation models using observable inputs.  Level 2 assets also include private funds that invest primarily in domestic debt securities where the Company has the right to redeem its interest at net asset values. The underlying debt securities within these funds employ similar valuation methodologies as the Company’s other investments in debt securities.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets primarily include private equity fund interests.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.

Mutual Funds

The fair values of mutual funds have been determined utilizing the net asset values of the funds.

Private Equity and Fixed Income Funds

The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.

Other Assets

Other assets primarily include securities lending reinvested collateral and a group annuity contract. The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.  The group annuity contract is carried at cash surrender value, which approximates fair value.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The fair value of the pension plan’s assets by asset category is as follows:

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$13,235	$13,235	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	2,616	—	2,616	—
Corporate securities	85,724	—	82,315	3,409
Residential mortgage-backed securities	19,774	—	19,774	—
Commercial mortgage-backed securities	8,195	—	8,195	—
Asset-backed securities	6,061	—	1,214	4,847
Equity securities:
Common equity	391,928	391,928	—	—
Mutual funds	159,169	159,169	—	—
Preferred stock	1,911	—	1,911	—
Other invested assets:
Private equity and fixed income funds	179,866	—	132,824	47,042
Surplus notes	2,000	—	2,000	—
Real estate	8,964	—	—	8,964
Other assets	71,087	63,749	1,789	5,549
Total plan assets	$950,530	$628,081	$252,638	$69,811

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

	Assets Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2012:
Debt securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$19,772	$19,772	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	3,144	—	3,144	—
Corporate securities	99,006	—	99,006	—
Residential mortgage-backed securities	19,322	—	19,322	—
Commercial mortgage-backed securities	12,691	—	12,691	—
Asset-backed securities	4,494	—	4,494	—
Equity securities:
Common equity	283,318	283,318	—	—
Mutual funds	155,499	155,499	—	—
Other invested assets:
Private equity and fixed income funds	177,113	—	127,138	49,975
Other assets	6,894	—	—	6,894
Total plan assets	$781,253	$458,589	$265,795	$56,869

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2013	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3*	Transfers Out of Level 3*	Ending Assets as of December 31, 2013
	(In Thousands)
Corporate securities	$—	$(231)	$—	$(37)	$3,677	$—	$3,409
Asset-backed securities	—	328	—	25	4,494	—	4,847
Other invested assets:
Private equity and fixed income funds	49,975	6,322	—	(9,255)	—	—	47,042
Real estate	6,894	2,070	—	—	—	—	8,964
Other assets	—	—	—	(2,166)	7,715	—	5,549
Total	$56,869	$8,489	$—	$(11,433)	$15,886	$—	$69,811

* Transfers into Level 3 are due to securities receiving an NAIC 6 rating and using an internal fair value model to value the securities.

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)

Corporate securities	$—	$—	$—	$(37)	$(37)
Asset-backed securities	—	—	—	25	25
Other invested assets:
Private equity and fixed income funds	4,513	—	—	(13,768)	(9,255)
Other assets	—	—	—	(2,166)	(2,166)
Total	$4,513	$—	$—	$(15,946)	$(11,433)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2012	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Assets as of December 31, 2012
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$39,630	$6,616	$—	$3,729	$—	$—	$49,975
Other assets	20,902	(10,499)	—	(3,509)	—	—	6,894
Total	$60,532	$(3,883)	$—	$220	$—	$—	$56,869

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Other invested assets:
Private equity and fixed income funds	$10,988	$—	$—	$(7,259)	$3,729
Other assets	—	—	—	(3,509)	$(3,509)
Total	$10,988	$—	$—	$(10,768)	$220

For measurement purposes of the postretirement benefit obligation, a 5.625% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2013. The rate was assumed to decrease gradually to 4.75% for 2021 and remain at that level thereafter.

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2013, by $26.2 million and $(21.9) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2013 by $1.3 million and $(1.1) million, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

At December 31, 2013, the assets of the Company’s pension include approximately $128.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $164.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $5.5 million investment in a group annuity contract issued by Lafayette Life. At December 31, 2012, the assets of the Company’s pension include approximately $98.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $157.8 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $7.7 million investment in a group annuity contract issued by Lafayette Life.

As of December 31, 2013, future benefit payments for the pension plan are expected as follows (in millions):

2014	$50.9
2015	51.1
2016	51.4
2017	52.0
2018	52.4
Five years thereafter	274.9

Future benefit payments for the postretirement medical plan are expected as follows (in millions):

2014	$13.6
2015	13.6
2016	13.6
2017	13.4
2018	13.4
Five years thereafter	65.9

The Company does not anticipate a required contribution to the pension plan during 2014. The Company did not contribute to the pension plan during 2013.

The Company made contributions to the postretirement medical plan of $12.4 million in 2013 and expects to contribute $133.4 million between 2014 and 2023, inclusive. The Company received $0.3 million of subsidies in 2013. The Company’s postretirement medical plan did not collect the Medicare Part D Subsidy for claims activity occurring after January 1, 2013.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year. The total of the Company’s contributions to the defined contribution plan were $3.9 million, $3.8 million, and $3.6 million for 2013, 2012 and 2011, respectively.

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2013, were as follows:

		Net of
	Gross	Loading
	(In Thousands)

Ordinary new business	$7,567	$435
Ordinary renewal	76,681	51,855
Accident and health renewal	467	334
Assumed investment type contracts	452	452
Total	$85,167	$53,076

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments — Other Than Investments in Related Parties

December 31, 2013

(In Thousands)

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$102,156	$104,486	$102,156
States, municipalities and political subdivisions	543,328	554,987	543,328
Foreign governments	31,073	31,212	31,073
All other corporate bonds	2,543,443	2,817,500	2,543,443
Preferred stocks	11,577	11,417	11,577
Total fixed maturities	3,231,577	3,519,602	3,231,577

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,031,836	1,564,977	1,564,977

Mortgage loans on real estate	17,821		17,821
Real estate	30,543		30,543
Policy loans	174,288		174,288
Other long-term investments	224,920		224,920
Cash, cash equivalents and short-term investments	249,161		249,161
Total investments	$4,960,146		$5,493,287

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

The Western and Southern Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written
Year ended December 31, 2013
Individual life	$2,550,277	$—	$55,984	$237,414	$182,366	$268,807	$76,206
Individual health	221,970	2,285	2,853	25,214	13,211	21,332	14,870	$25,221
Group life and health	89,285	—	1,031	1,624	3,590	5,009	355	—
Annuity	9,203	—	10,894	2,605	575	116,368	823
Corporate and other	—	—	—	—	123,063	—	32,626
	$2,870,735	$2,285	$70,762	$266,857	$322,805	$411,516	$124,880

Year ended December 31, 2012
Individual life	$2,541,770	$—	$48,593	$242,288	$194,459	$249,071	$88,801
Individual health	217,501	2,238	3,737	26,278	14,879	20,009	16,371	$26,272
Group life and health	89,242	—	360	5,908	1,509	8,447	127	—
Annuity	9,967	—	11,552	4,695	694	147,579	884
Corporate and other	—	—	—	—	67,633	—	41,833
	$2,858,480	$2,238	$64,242	$279,169	$279,174	$425,106	$148,016

Year ended December 31, 2011
Individual life	$2,525,123	$—	$31,869	$244,963	$195,796	$224,913	$92,861
Individual health	218,463	2,378	3,746	28,261	15,287	17,528	16,793	$28,234
Group life and health	86,182	—	1,283	3,605	3,133	7,780	149	—
Annuity	10,454	—	10,727	3,540	645	163,850	1,120
Corporate and other	—	—	—	—	227,752	—	45,416
	$2,840,222	$2,378	$47,625	$280,369	$442,613	$414,071	$156,339

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

The Western and Southern Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2013
Life insurance in force	$15,861,338	$2,040,255	$443,102	$14,264,185	3%
Premiums:
Individual life	$237,305	$1,236	$1,344	$237,413	1%
Individual health	29,257	4,043	—	25,214	—
Group life and health	1,625	—	—	1,625	—
Annuity	39	—	2,566	2,605	99%
	$268,226	$5,279	$3,910	$266,857	1%

Year ended December 31, 2012
Life insurance in force	$16,167,884	$2,142,534	$454,946	$14,480,296	3%
Premiums:
Individual life	$241,983	$1,129	$1,434	$242,288	1%
Individual health	30,459	4,181	—	26,278	—
Group life and health	5,908	—	—	5,908	—
Annuity	172	—	4,523	4,695	96%
	$278,522	$5,310	$5,957	$279,169	2%

Year ended December 31, 2011
Life insurance in force	$16,480,336	$2,247,848	$477,216	$14,709,704	3%
Premiums:
Individual life	$245,282	$1,501	$1,182	$244,963	0%
Individual health	32,408	4,147	—	28,261	—
Group life and health	3,605	—	—	3,605	—
Annuity	248	—	3,292	3,540	93%
	$281,543	$5,648	$4,474	$280,369	2%

PART C

OTHER INFORMATION

ITEM 26. — EXHIBITS

(a)                                 Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

(b)                                 Not applicable

(c)                                  (1)                                 (i)                                     Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

(ii)                                  Amended Schedule A of Distributor Agreement between Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

(2)                                 (i)                                     Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

(ii)                                  Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency. (7)

(iii)                               Amended Form of Commission Schedule to Form of General Agency Agreement or Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (14)

(3)                                 Form of override Commission Schedule (14)

(d)                                 (1)                                 Form of Pinnacle II Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (13)

(2)                                 Form of Disability Credit Rider (3)

(3)                                 Form of Children’s Term Rider (3)

(4)                                 Form of Accidental Death Rider (3)

(5)                                 Form of Accelerated Death Benefit Rider (3)

(6)                                 Form of Insured Insurability Rider (3)

(7)                                 Form of Other Insured Rider (3)

(8)                                 Form of Accelerated Death Benefit Plus Rider (3)

(9)                                 Form of Extended Maturity Benefit Plus Rider (3)

(10)                          Form of Extended No-Lapse Guarantee Rider (13)

(11)                          Form of Aviation Exclusion Rider (3)

(12)                          Form of Military Aviation Exclusion Rider (3)

(13)                          Form of Additional Life Rider (13)

(14)                          Form of Enhanced Cash Value Rider (13)

(15)                          Form of Change of Insured Rider (13)

(16)                          Form of Overloan Protection Rider (18)

(17)                          Form of Accelerated Death Benefit Life Plus Rider (18)

(18)                          Form of Accelerated Death Benefit Rider (filed herewith)

(19)                          Form of Accelerated Death Benefit Rider (filed herewith)

(20)                          Form of Accelerated Death Benefit Life Plus Rider (filed herewith)

(e)                                  (1)                                 Form of Columbus Life Insurance Company Application for Life Insurance (13)

(2)                                 Form of Columbus Life Insurance Company Application for Life Insurance (filed herewith)

(f)                                   (1)                                 (i)                                     Certificate of Incorporation of the Columbus Life Insurance Company (5)

(ii)                                  Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

(2)                                 Code of Regulations of the Columbus Life Insurance Company (5)

(g)                                  Not applicable.

(h)                                 (1)                                 (i)                                     Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

(ii)                                  Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iii)                               Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (14)

(iv)                              Form of Shareholder Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Touchstone Advisors, Inc. (18)

(2)                                 (i)                                     Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(ii)                              Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

(iii)                               Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(iv)                          Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (6)

(3)                                 (i)                                     Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

(ii)                                  Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (8)

(iii)                               Amendment No. 3 to Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (14)

(iv)                              Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

(4)                                 (i)                                     Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

(ii)                                  Amendment No. 2 to Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (14)

(iii)                               Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

(5)                                 (i)                                     Form of Amended and Restated Participation Agreement, dated May 1, 2008, between Fidelity Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(ii)                                  Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

(iii)                               Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

(iv)                              Form of Sub-license Agreement, dated May 1, 2008, by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(6)                                 (i)                                     Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(ii)                                  Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iii)                               Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iv)                              Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(v)                                 Amendment No. 2 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (14)

(vi)                              Amendment No. 2 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (14)

(vii)                           Amendment No. 2 to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (14)

(viii)                        Amendment No. 2 to Participation Agreement by and between Panorama Series Funds, Inc., OppenheimerFunds Inc., and Columbus Life Insurance Company (23)

(ix)                              Notice of Assignment between Oppenheimer Funds, Inc. and Shareholder Services, Inc., dated as of October 3, 2012 (filed herewith)

(7)                                 (i)                                     Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

(ii)                                  Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

(iii)                               Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group, Inc. and Columbus Life Insurance Company (14)

(iv)                              Form of Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

(v)                                 Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (12)

(vi)                              Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

(vii)                           Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

(viii)                        Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate account, and Touchstone Securities, Inc. (23)

(8)                                 (i)                                     Fund Participation Agreement between Columbus Life Insurance Company, J.P. Morgan Series Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., and JPMorgan Funds Mangement Inc., dated April 24, 2009 (20).

(ii)                                  Supplemental Payment Agreement between Columbus Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc., dated April 24, 2009 (20).

(9)                                 (i)                                     Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

(ii)                                  Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (14)

(iii)                               Participation Agreement Addendum between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of May 1, 2013 (filed herewith)

(iv)                              Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of January 15, 2013 (filed herewith)

(v)                                 Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of April 10, 2013 (filed herewith)

(vi)                              Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of November 21, 2010 (filed herewith)

(vii)                           Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of June 5, 2007 (filed herewith)

(10)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

(ii)                                  Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

(iii)                               Amendment to Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (14)

(11)                          Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

(12)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

(ii)                                  Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

(iii)                               Amendment to Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (14)

(13)                          (i)                                     Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

(ii)                                  Form of Amendment to Participation Agreement, dated May 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (18)

(iii)                               Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

(iv)                              Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

(v)                                 Form of Administrative Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (18)

(vi)                              Form of Administrative Services Letter, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (18)

(vii)                           Form of Amendment to Participation Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management Inc. (19)

(viii)                        Form of Administrative Services Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (19)

(ix)                              Form of Administrative Services Letter, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (19)

(14)                          (i)                                     Form of Rule 22c-2 Agreement with respect to AIM Variable Insurance Funds (17)

(ii)                                  Form of Rule 22c-2 Agreement with respect to The Alger American Fund (17)

(iii)                               Form of Rule 22c-2 Agreement with respect to DWS Investments VIT Funds and DWS Variable Series I (17)

(iv)                              Form of Rule 22c-2 Agreement with respect to Fidelity Variable Insurance Products Funds (17)

(v)                                 Form of Rule 22c-2 Agreement with respect to Franklin Templeton Variable Insurance Products Trust (17)

(vi)                              Form of Rule 22c-2 Agreement with respect to Janus Aspen Series (17)

(vii)                           Form of Rule 22c-2 Agreement with respect to JP Morgan Series II Trust (17)

(viii)                        Form of Rule 22c-2 Agreement with respect to MFS Variable Insurance Trust (17h)

(ix)                              Form of Rule 22c-2 Agreement with respect to Oppenheimer Variable Account Funds and Panorama Series Funds (17)

(x)                                 Form of Rule 22c-2 Agreement with respect to PIMCO Variable Insurance Trust (17)

(xi)                              Form of Rule 22c-2 Agreement with respect to Putnam Variable Trust (17)

(xii)                           Form of Rule 22c-2 Agreement with respect to Touchstone Variable Series Trust (17)

(xiii)                        Form of Rule 22c-2 Agreement with respect to Van Kampen Life Investment Trust  (17)

(xiv)                       Form of Rule 22c-2 Agreement with respect to The Universal Institutional Funds, Inc. (17)

(15)                          (i)                                     Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (5)

(ii)                                  Form of Amendment No. 3 dated as of December 1, 2008, to Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (19)

(iii)                               Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and Columbus Life Insurance Company (23)

(iv)                              Assignment and Amendment between PIMCO Variable Insurance Trust, PIMCO Investments LLC, and Columbus Life Insurance Company, dated as of April 1, 2012 (filed herewith)

(16)                          (i)                                     Form of Participation Agreement between Rydex Variable Trust, Rydex Distributors, Inc. and Columbus Life Insurance Company, dated as of December 1, 2008, (19)

(ii)                                  Form of Variable Product Services Agreement, dated as of December 1, 2008, between Rydex Distributors, Inc. and Columbus Life Insurance Company (19)

(iii)                               Form of Administrative Services Letter, dated as of December 1, 2008, between PADCO Advisors II, Inc., and Columbus Life Insurance Company (19)

(iv)                              Amendment No. 1 to the Administrative Services Agreement, dated March 11, 2011, between Security Investors, LLC and Columbus Life Insurance Company (22)

(v)                                 Amendment No. 1 to the Participation Agreement, dated March 11, 2011, between Rydex Variable Trust, Rydex Distributors, LLC and Columbus Life Insurance Company (22)

(vi)                              Amendment No. 2 to the Participation Agreement by and between Rydex Variable Trust, Rydex Distributors, LLC, and Columbus Life Insurance Company (23)

(vii)                           Amendment No. 3 to the Participating Agreement by and between Rydex Variable Trust, Rydex Distributors LLC, and Columbus Life Insurance Company, dated as of May 1, 2011 (filed herewith)

(i)                                     Not applicable.

(j)                                    (1)                                 Guarantee from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company (16)

(k)                                 (1)                                 Opinion and Consent of Counsel (filed herewith)

(2)                                 Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (16)

(l)                                     Not applicable.

(m)                             Not applicable.

(n)                                 (1)                                 Consent of Independent Registered Public Accounting Firm (filed herewith)

(2)                                 Powers of Attorney for Columbus Life Insurance Company  (21)

(3)                                 Powers of Attorney for The Western and Southern Life Insurance Company (21)

(o)                                 Not applicable.

(p)                                 Not applicable.

(q)                                 Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (13)

(1)                 Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2)                 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3)                Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4)                 reserved

(5)                 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6)                 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7)                 Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Columbus Life Insurance Company Separate Account 1 on Form S-6, File No. 333-73390, filed January 28, 2002.

(8)                 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(9)                 Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Columbus Life Insurance Company Separate Account 1 on Form S-6, File No. 333-73390, filed April 30, 2002.

(10)          Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2002.

(11)          Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12)          Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13)          Incorporated by reference to the Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004.

(14)          Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15)          Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

(16)          Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-121135, filed April 13, 2007.

(17)          Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-73390, filed April 26, 2007.

(18)        Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-1211335, filed April 29, 2008.

(19)        Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Form N-6, File No. 333-1211335, filed November 21, 2008.

(20)        Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6,

File No. 333-121135, filed April 24, 2009.

(21)        Incorporated by reference to Post-Effective Amendment No. 7  to the Registration Statement on Form N-6,

File No. 333-121135, filed April 23, 2010.

(22)        Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-121135, filed April 27, 2011.

(23)        Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-121135, filed April 25, 2012.

ITEM 27. — DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and officers of the Company are listed below.  Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio  45202.

Name	Positions and Offices with Depositor

John F. Barrett	Director and Chairman of the Board
James N. Clark	Director
Bryan C. Dunn	Director
J.J. Miller	Director, President and Chief Executive Officer
Joseph H. Seaman PO Box 380 Lafayette, IN 47902	Director
Jerry B. Stillwell	Director
Robert B. Truitt 3601 Sagamore Pkwy N. Lafayette, IN 47904	Director
Robert L. Walker	Director, Senior Vice President and Chief Financial Officer
Karen A. Chamberlain	Senior Vice President and Chief Information Officer
Noreen J. Hayes	Senior Vice President
Kim R. Chiodi	Senior Vice President
Jonathan D. Niemeyer	Senior Vice President and General Counsel
Constance M. Maccarone	Senior Vice President, Insurance Operations
Nicholas P. Sargen	Senior Vice President and Chief Investment Officer
Robert L. Walker	Senior Vice President and Chief Financial Officer
Steven J. Sanders	Senior Vice President and Chief Marketing Officer
Donald J. Wuebbling	Secretary and Counsel
James H. Acton, Jr.	Vice President, Senior Financial Officer
Kevin L. Howard	Vice President and Associate General Counsel
Larry R. Silverstein	Vice President & Chief Underwriter
Daniel W. Harris	Vice President and Chief Actuary
David T. Henderson	Vice President and Chief Risk Officer
Bradley J. Hunkler	Vice President & Chief Accounting Officer
Pamela M. Kalkhoff	Vice President, Sales
Kenneth P. Langtimm	Vice President, Sales
Phillip E. King	Vice President &Auditor
Mario J. San Marco	Vice President
James J. Vance	Vice President & Treasurer
Michael J. Altenau	Counsel

Thomas M. Stapelton	Vice President
Jeffrey E. Breeze	Assistant Vice President, Agency Operations
Thomas M. Eck	Assistant Vice President
Brian A. Eichhold	Assistant Vice President
Cynthia L. Funcheon	Assistant Vice President
David L. DiMartino	Assistant Vice President, Financial Projections
Ronald G. Keller	Assistant Vice President, Product Development
Hugh F. Smart	Assistant Vice President and Director, Advanced Markets
Gregory G. Rowe	Assistant Secretary
Marianne Marshall	Assistant Treasurer
Douglas B. Perry	Assistant Treasurer
Timothy D. Speed	Assistant Treasurer
Thomas R. Stanek	Assistant Treasurer
Cheryl J. Stotts	Assistant Treasurer
Daniel R. Larsen	Assistant Treasurer

ITEM 28. — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
2758 South Main SPE, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership and operation of real estate
506 Phelps Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
82 Flats, LLC	Indiana	Limited Liability Company	64% owned by Flats Apartments Investor Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	ownership of real estate
Airport Exchange Hotel Partners	Kentucky	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	ownership and operation of real estate
Autumn Village Apartments, LLC	Georgia	Limited Liability Company	100% owned by Country Place Associates	real estate ownership entities
Axis Perimeter Center GP, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Baton Rouge Cottages Investor, LLC	Ohio	Limited Liability Company	100% owned by Baton Rouge Housing Holdings, LLC	real estate ownership entities
Baton Rouge Housing Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Belle Haven Apts, LLC	Delaware	Limited Liability Company	Owned 100% by Fore Eagle JV, LLC	ownership of real estate
Belle Housing Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entities
Brickyard Apartments, LLC	Delaware	Limited Liability Company	54% owned by BY Apartment Investor Holdings, LLC	ownership and operation of real estate
Buckeye Venture Partners, LLC	Ohio	Limited Liability Company	60% owned by Fort Washington Investment Advisors, Inc. (FWIA); 40% owned by Peppertree Partners, LLC	private equity fund management
BVP NEO, LLC	Ohio	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
BY Apartment Investor Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Canal Senate Apartments, LLC	Indiana	Limited Liability	100% owned by WSLIC	ownership and operation of real

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
		Company		estate
Carmel Holdings, LLC	Ohio	Limited Liability Company	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership in real estate entity
Carmel Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by Carmel Holdings, LLC	ownership in real estate entity
Carmel Hotel, LLC	Indiana	Limited Liability Company	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Carthage Senior Housing, Ltd.	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership and operation of real estate
CDC-Baton Rouge, LLC	Alabama	Limited Liability Company	59% owned by Baton Rouge Cottages Investor, LLC	real estate ownership entities
Centreport Hotels LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
Centreport Partners LP	Texas	Limited Partnership	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	ownership and operation of real estate
Cincinnati Analysts, Inc.	Delaware	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	securities broker-dealer and registered investment advisor
Cleveland East Hotel, LLC	Ohio	Limited Liability Company	74% owned by WSALD CEH, LLC; 1% owned by ERI	ownership and operation of real estate
CLIC Agency, Inc.	Ohio	Corporation	100% owned by Columbus Life Insurance Company	insurance agency
Country Place Associates	Ohio	General Partnership	90% owned by WS Country Place GP, LLC; 10% owned by ERI	ownership and operation of real estate
Dallas City Investor Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
Day Hill Road Land LLC	Connecticut	Limited Liability Company	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Dublin Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	ownership and operation of real estate
Eagle Realty Group, LLC	Ohio	Limited Liability Company	100% owned by W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	Ohio	Corporation	100% owned by Eagle Realty Group, LLC	real estate
Elan Dallas City Lights GP, LLC	Delaware	General Partnership	100% owned by Elan Dallas City Lights, LLC	ownership and operation of real

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
estate
Elan Dallas City Lights Limited Partner, LP	Delaware	Limited Partnership	100% owned by Elan Dallas City Lights, LLC	ownership and operation of real estate
Elan Dallas City Lights Owner, LP	Delaware	Limited Partnership	99% owned by Elan Dallas City Lights Limited Partner, LP; 1% owned by Elan Dallas City Lights GP, LLC	ownership and operation of real estate
Elan Dallas City Lights, LLC	Delaware	Limited Liability Company	59% owned by Dallas City Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 40% owned by third-party partner entity (GS Dallas City Lights Holdings, LLC)	ownership and operation of real estate
Elan Galleria Investment, LLC	Ohio	Limited Liability Company	100% owned by Dallas City Investor Holdings, LLC	real estate ownership entities
FDC Siena JV, LLC	Delaware	Limited Liability Company	69% by Siena Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	ownership of real estate
Flats Apartments Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Flats Crossing Investment, LLC	Ohio	Limited Liability Company	100% owned by Flats Apartments Investor Holdings, LLC	real estate ownership entities
Fore Eagle JV, LLC	Delaware	Limited Liability Company	Owned 69% by Belle Housing Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 30% by third party developer	ownership of real estate
Fort Washington Active Fixed Income LLC	Delaware	Limited Liability Company	Managing Member Fort Washington Fixed Income LLC and investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	Delaware	Limited Liability Company	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington Emerging Markets Fixed Income, LLC	Delaware	Limited Liability Company	Managing Member is Fort Washington Fixed Income LLC	fixed income
Fort Washington Fixed Income LLC	Delaware	Limited Liability Company	100% owned by FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	Delaware	Limited Liability Company	managing member is FWCP	private fixed income fund
Fort Washington	Ohio	Corporation	100% owned by W&S Operating	registered investment

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
Investment Advisors, Inc. (FWIA)			Holdings, LLC	adviser
Fort Washington Private Equity Investors II, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	Delaware	Limited Partnership	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	Delaware	Limited Partnership	general partner is FWPEI VII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII, L.P.	Delaware	Limited Partnership	general partner is FWPEI VIII GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VIII-B, L.P.	Delaware	Limited Partnership	General Partner is FWPEI VIII GP, LLC and WSLIC is the sole limited partner	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	Delaware	Limited Partnership	general partner is FWPEI V GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Opportunities Fund II, L.P.	Delaware	Limited Partnership	General Partner is FWPEO II GP, LLC and WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III, L.P.	Delaware	Limited Partnership	General Partner is FWPEO III GP, LLC and WSLIC is an investor	private equity fund
Fort Washington Private Equity Opportunities Fund III-B, L.P.	Delaware	Limited Partnership	General Partner is FWPEO III GP, LLC and WSLIC is the sole limited partner	private equity fund
FWPEI V GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	Delaware	Limited	100% owned by FWIA	general partner of

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
		Liability Company		Fund VI
FWPEI VII GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of Fund VII
FWPEI VIII GP, LLC	Delaware	Limited Liability Company	100% owned by FWIA	general partner of Fund VIII
FWPEO II GP, LLC	Delaware	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
FWPEO III GP, LLC	Delaware	Limited Liability Company	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Galleria Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Galveston Summerbrooke Apts., LLC	Texas	Limited Liability Company	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Grelot Cody Apartments, LLC	Ohio	Limited Liability Company	100% owned by Vinings Trace, LLC	real estate ownership entities
GS Beach Club, LLC	Delaware	Limited Liability Company	76.5% owned by Winkler Extension Apartments Investor, LLC	real estate ownership entities
GS Multifamily Dallas Galleria, LLC	Delaware	Limited Liability Company	59% by Galleria Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 40% by third party developer	ownership of real estate
GS Yorktown Apartments, LP	Delaware	Limited Partnership	59% owned by YT Crossing Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entities
IFS Financial Services, Inc. (IFS)	Ohio	Corporation	100% owned by Western-Southern Life Assurance Company (WSLAC)	development and marketing of financial products for distribution
IFS Insurance Agency, Inc.	Ohio	Corporation	99% owned by IFS	general insurance agency
Insurance Profillment Solutions, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	insurance marketing services
Integrity Life Insurance Company (ILIC	Ohio	Corporation	100% owned by WSLIC
IR Mall Associates, Ltd.	Florida	Limited Partnership	49.50% owned by WSLIC	ownership and operation of real estate
IR Mall Company, L.C.	Florida	Limited Liability	50% owned by ERI	ownership and operation of real

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
		Company		estate
JLB Southpark Apartments LLC	Delaware	Limited Liability Company	49% owned by SP Charlotte Apts Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 50% owned by third-party partner entity (JLB Southpark Apartments Management LLC)	ownership and operation of real estate
LaFrontera Hotel LLC	Texas	Limited Liability Company	75% owned by ERI	ownership and operation of real estate
LaFrontera Lodging Partners LP	Ohio	Limited Partnership	74.25% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
LeRoy Glen Investment, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company	ownership of real estate
LLIA, Inc.	Indiana	Corporation	100% owned by The Lafayette Life Insurance Company	general insurance agency
Lookout Corporate Center	Kentucky	Joint Venture General Partner	50% owned by WS Lookout GP, LLC	ownership and operation of real estate
Mallard Sherburn Apartments, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	real estate ownership entities
Meritage Apartments Investors, LLC	Texas	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Miller Creek Associates, LLC	Delaware	Limited Liability Company	59% by Miller Creek Investor Holdings, LLC	ownership of real estate
Miller Creek Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and Eagle Realty Investments, Inc. 2%	real estate ownership entities
Miller Creek Residences, LLC	Delaware	Limited Liability Company	100% owned by Miller Creek Associates, LLC	ownership of real estate
Mission Club Apartments General Partnership	Florida	General Partnership	95.5% owned by WSLIC, 4.5% owned by ERI	ownership and operation of real estate
National Integrity Life Insurance Company	New York	Corporation	100% owned by ILIC
NEO Capital Fund, LP	Delaware	Limited Partnership	General Partner is BVP NEO, LLC	private equity fund
New Mexico Co-Investment Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP	private equity fund
North Braeswood Meritage Holdings,	Ohio	Limited Liability	100% owned by WSLAC	real estate ownership entities

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
LLC		Company
North Pittsburgh Hotel LLC	Pennsylvania	Limited Liability Company	74% owned by WSALD NPH, LLC; 1% owned by ERI	ownership and operation of real estate
Northeast Cincinnati Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	ownership and operation of real estate
NP Cranberry Hotel Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC, 2% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
NP Cranberry Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by NP Cranberry Hotel Holdings, LLC	ownership and operation of real estate
OTR Housing Associates, L.P.	Ohio	Limited Partnership	98% owned by WSLIC; 1% owned by ERI	ownership and operation of real estate
OTR Redevelopment Group, LLC	Ohio	Limited Liability Company	100% owned by OTR Walnut Housing, Ltd.	ownership of real estate
OTR Transitional Housing, L.P.	Ohio	Limited Partnership	99% owned by WSLIC	ownership and operation of real estate
OTR-Walnut Housing, Ltd.	Ohio	Limited Liability Company	100% owned by ERI	ownership and operation of real estate
Overland Apartments Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% by Eagle Realty Investments, Inc.	real estate ownership entities
Park Avenue Lofts, LLC	Colorado	Limited Liability Company	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Peppertree Fund II, LP	Delaware	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Partners, LLC	Ohio	Limited Liability Company	100% voting interest owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Peppertree Special Venture Fund, LLC	Delaware	Limited Liability Company	Managing Member is Peppertree Partners, LLC	private equity fund
Prairie Lakes Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Prairie Lakes Holdings, LLC	real estate ownership entities
Prairie Lakes Apartments, LLC	Indiana	Limited Liability Company	65% total WS affiliated ownership (64% by Prairie Lakes Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entities
Prairie Lakes Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
Prairiefire Apartments, LLC	Kansas	Limited Liability Company	64% by Overland Apartments Investor Holdings, LLC; 1% by Eagle Realty Investments, Inc.; 35% by third party developer	ownership of real estate
Queen City Square Development I, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Group, LLC	operation of real estate
Queen City Square, LLC	Ohio	Limited Liability Company	100% owned by The Western and Southern Life Insurance Company (WSLIC)	ownership and operation of real estate
Race Street Development, Ltd.	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
Ridgegate Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Ridgegate Holdings, LLC	real estate ownership entities
Ridgegate Commonwealth Apartments, LLC	Colorado	Limited Liability Company	55% total WS affiliated ownership (44% by Ridgegate Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.)	real estate ownership entities
Ridgegate Holdings, LLC	Ohio	Limited Liability Company	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Seasons Health Care Limited Partnership	Ohio	Limited Partnership	90% owned by WSLAC, 10% owned by Courtyard Nursing Care, LLC	ownership and operation of real estate
Sedona Apartments, LP	Texas	Limited Partnership	0.1% owned by Sedona Apts GP, LLC, 58.54% owned by Sedona Apartments Investors, L.P. and 41.36% owned by Meritage Apartments Investors, LLC	real estate ownership entities
Sedona Apts GP, LLC	Texas	Limited Liability Company	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Sedona Apts Investors L.P.	Texas	Limited Partnership	100% owned by North Braeswood Meritage Holdings, LLC	real estate ownership entities
Seventh and Culvert Garage, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	real estate ownership entities
Shelbourne Campus Properties, LLC	Delaware	Limited Liability Company	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	ownership and operation of real estate
Shelbourne Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Shelbourne Housing Investor, LLC	Ohio	Limited Liability Company	100% owned by Shelbourne Holdings, LLC	ownership in real estate entity
Siena Investor	Ohio	Limited	98% owned by W&S Real Estate	real estate ownership

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
Holdings, LLC		Liability Company	Holdings LLC; 2% owned by Eagle Realty Investments, Inc.	entity
Siena Medical District, LLC	Delaware	Limited Liability Company	100% owned by FDC Siena JV, LLC	ownership of real estate
Sixth and Race Development, LLC	Ohio	Limited Liability Company	71% owned by Race Street Development, Ltd., 29% owned by ERI	ownership and operation of real estate
Skye Apartments Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
Skye at Arbor Lakes, LLC	Delaware	Limited Liability Company	69% owned by Skye Apartments Investor Holdings, LLC; 1% owned by Eagle Realty Investments, Inc.; 30% owned by third-party partner entity (SK Arbor Lakes Limited Partnership)	real estate ownership entities
Skye Maple Grove, LLC	Delaware	Limited Liability Company	100% owned by Skye at Arbor Lakes, LLC	ownership and operation of real estate
Skyport Hotel LLC	Kentucky	Limited Liability Company	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	ownership and operation of real estate
SP Charlotte Apts Investor Holdings, LLC	Ohio	Limited Liability Company	98% by W&S Real Estate Holdings, LLC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
SPX Holding LLC	Ohio	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
SSW Jet Ltd	Ohio	Limited Liability Company	50% owned by W&SFG	Airplane ownership/leasing
Summerbrooke Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Summerbrooke Holdings, LLC	ownership in real estate entity
Summerbrooke Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Sundance Hotel Investor, LLC	Ohio	Limited Liability Company	100% owned by Sundance LaFrontera Holdings, LLC	real estate ownership entities
Sundance Hotel, LLC	Texas	Limited Liability Company	74% by Sundance Hotel Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate ownership entities
Sundance LaFrontera Holdings, LLC	Ohio	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities
The Lafayette Life Insurance Company	Ohio	Corporation	100% owned by Western & Southern Financial Group, Inc. (WSFG)

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
The Ohio Capital Fund LLC	Ohio	Limited Liability Company	Managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Peppertree Fund, LP	Delaware	Limited Partnership	General Partner is Peppertree Partners, LLC	private equity fund
The Western and Southern Life Insurance Company (WSLIC)	Ohio	Corporation	100% owned by WSFG
Touchstone Advisors, Inc.	Ohio	Corporation	100% owned by IFS	registered investment adviser
Touchstone Securities, Inc.	Nebraska	Corporation	100% owned by IFS Financial Services, Inc.	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	Delaware	Limited Partnership	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	Delaware	Limited Liability Company	100% owned by FWIA	private equity fund
Union Centre Hotel LLC	Ohio	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	ownership and operation of real estate
Uptown Denver Apartment Holdings, LLC	Ohio	Limited Liability Company	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Uptown Denver Investor, LLC	Ohio	Limited Liability Company	100% owned by Uptown Denver Apartment Holdings, LLC	ownership in real estate entity
Vinings Trace, LLC	Indiana	Limited Liability Company	99% owned by WSLIC, 1% owned by ERI	ownership and operation of real estate
Vulcan Hotel LLC	Alabama	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by ERI	ownership and operation of real estate
W & S Group, Inc.	Ohio	Corporation
W&S Brokerage Services, Inc.	Ohio	Corporation	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	Ohio	Corporation	100% owned by IFS	general insurance agency
W&S Real Estate Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of real estate entities

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
WestAd Inc.	Ohio	Corporation	100% owned by WSLIC	general advertising, book selling and publishing
Western & Southern Agency, Inc.	Ohio	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	Ohio	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	Ohio	Corporation	100% owned by WSMHC	holding company
Western & Southern Investment Holdings, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership of operating entities
Western & Southern Mutual Holding Company (WSMHC)	Ohio	Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	Ohio	Corporation	100% owned by WSLIC
Windsor Hotel LLC	Connecticut	Limited Liability Company	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	ownership and operation of real estate
Winkler Extension Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by Eagle Realty Group, LLC, as Trustee under a Trust Agreement dated November 30, 2009 for the benefit of WSLIC Separate Account A	real estate ownership entities
Wright Executive Hotel Limited Partners	Ohio	Limited Partnership	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	ownership and operation of real estate
WS Airport Exchange GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Country Place GP, LLC	Ohio	Limited Liability Company	100% owned by W&S Real Estate Holdings, LLC	ownership and operation of real estate
WS Lookout JV, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WS Wright Hotel GP, LLC	Ohio	Limited Liability Company	100% owned by WSLIC	ownership and operation of real estate
WSA Commons, LLC	Georgia	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate
WSALD CEH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC	ownership and operation of real estate

Affiliate	State_Name	Entity	Ownership	TypeofBusiness
WSALD NPH, LLC	Ohio	Limited Liability Company	50% owned by WSLIC; 1% owned by Eagle Realty Investments, Inc.	ownership and operation of real estate
WSL Partners, L.P.	Delaware	Limited Partnership	general partner is FWCP and investors include WSLIC	private equity fund
WSLR Birmingham LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Cincinnati LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Columbus LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Dallas LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Hartford LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Holdings LLC	Delaware	Limited Liability Company	24.49% owned by WSLIC	ownership of real estate entity
WSLR LLC	Delaware	Limited Liability Company	100% owned by WSLR Holdings LLC	ownership of real estate entities
WSLR Skyport LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
WSLR Union LLC	Ohio	Limited Liability Company	100% owned by WSLR LLC	ownership of real estate
YT Crossing Apartments Investor, LLC	Ohio	Limited Liability Company	100% owned by YT Crossing Holdings, LLC	real estate ownership entities
YT Crossing Holdings, LLC	Ohio	Limited Liability Company	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate ownership entities

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in Article VI that:

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. — PRINCIPAL UNDERWRITERS

(a)       Touchstone Securities, Inc. (“Touchstone”) acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL,  National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust , Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b)       Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name	Position/Office with Touchstone Securities

James N. Clark	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Director
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Donald J. Wuebbling	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Chief Executive Officer
President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Steven M. Graziano	President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Sharon L. Karp	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Daniel R. Larsen	Vice President
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Thomas A. Shoemake	Chief Compliance Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

James J. Vance	Vice President and Treasurer
400 Broadway
Cincinnati, Ohio 45202

Terrie A. Wiedenheft	Chief Financial Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Rhonda S. Malone	Secretary
400 Broadway
Cincinnati, Ohio 45202

Douglas B. Perry	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Timothy D. Speed	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Cheryl J. Stotts	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Kathleen A. Cornelius	Assistant Treasurer

(c)           The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc., relating to the Registrant, during the 12-month period ended December 31, 2010.

Net Underwriting Discounts and	Compensation on
Commissions	Redemptions	Brokerage Commissions	Compensation

$0	$-0-	$-0-	$-0-

ITEM 31. — LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. — MANAGEMENT SERVICES

Not Applicable.

ITEM 33. — FEE REPRESENTATION

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the Guarantee issued by The Western and Southern Life Insurance Company (“Western-Southern”), filed as an exhibit to this Registration Statement (the “Western-Southern Guarantee Period”), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guarantee promptly after the happening of significant events related to the Western-Southern Guarantee.

These significant events include:  (i) termination of the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; (ii) a default under the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; or (iii) the insolvency of The Western and Southern Life Insurance Company.

Depositor hereby undertakes during the Western-Southern Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guarantee Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder’s request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 25th day of April, 2014.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller	April 25, 2014
J.J. Miller
President and Chief Executive Officer

Principal Accounting and Financial Officer:

/s/ Robert L. Walker	April 25, 2014
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Robert L. Walker
John F. Barrett*	Robert L. Walker
James N. Clark*	as attorney in fact
J.J. Miller*	for each Director*
James K. Risk, III*
Joseph H. Seaman*	April 25, 2014
Jerry B. Stillwell
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 25th  day of April, 2014.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Robert L. Walker
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:		By:	/s/ Robert L. Walker
John F. Barrett		Robert L. Walker
Donald A. Bliss		as attorney-in-fact
James N. Clark		for each Director*
Jo Ann Davidson
Eugene P. Ruehlmann
George V. Voinovich
George H. Walker, III		April 25, 2014
Thomas L Williams

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(d)(18)	Form of Accelerated Death Benefit Rider (filed herewith)

(d)(19)	Form of Accelerated Death Benefit Rider (filed herewith)

(d)(20)	Form of Accelerated Death Benefit Life Plus Rider (filed herewith)

(e)(2)	Form of Columbus Life Insurance Company Application for Life Insurance

(h)(6)(ix)	Notice of Assignment between Oppenheimer Funds, Inc. and Shareholder Services, Inc., dated as of October 3, 2012

(h)(9)(iii)

Participation Agreement Addendum between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of May 1, 2013

(h)(9)(iv)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of January 15, 2013

(h)(9)(v)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of April 10, 2013

(h)((9)(vi)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of November 21, 2010

(h)(9)(vii)

Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. dated as of June 5, 2007

(h)(15)(iv)	Assignment and Amendment between PIMCO Variable Insurance Trust, PIMCO Investments LLC, and Columbus Life Insurance Company, dated as of April 1, 2012

(h)(16)(vii)	Amendment No. 3 to the Participating Agreement by and between Rydex Variable Trust, Rydex Distributors LLC, and Columbus Life Insurance Company, dated as of May 1, 2011

(k)(1)	Opinion and Consent of Counsel

(n)(1)	Consent of Independent Registered Public Accounting Firm